                                                                   EXHIBIT 10.40

                                                                  EXECUTION COPY
________________________________________________________________________________




                            FISCAL AGENCY AGREEMENT

                                    between

                     HEALTH CARE PROPERTY INVESTORS, INC.,

                                     Issuer

                                      and

                                 CHEMICAL BANK,

                                  Fiscal Agent


                           __________________________

                                  Dated as of

                                November 8, 1993

                           __________________________

                               U.S.  $100,000,000

                   6% Convertible Subordinated Notes Due 2000



________________________________________________________________________________

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          FISCAL AGENCY AGREEMENT dated as of November 8, 1993 between HEALTH
     CARE PROPERTY INVESTORS, INC., a corporation duly organized and existing under the laws of the State of Maryland (the "Issuer"), and CHEMICAL BANK, a banking corporation incorporated under the laws of the State of New York.

          1.   Pursuant to a Subscription Agreement dated October 25, 1993
(the "Subscription Agreement") between the Issuer and Merrill Lynch International Limited, Alex Brown & Sons Incorporated and Natwest Securities Limited (all of the foregoing being hereinafter referred to as the "Managers"), the Issuer has agreed to issue U.S. $100,000,000 principal amount of its 6% Convertible Subordinated Notes due 2000 (the "Notes"), which amount includes $13,000,000 aggregate principal amount of Notes issued pursuant to the over-allotment option granted to the Managers pursuant to Clause 1(a) of the Subscription Agreement.

          2. The Issuer hereby appoints Chemical Bank, at present having its Corporate Trust Office (as hereinafter defined) at 450 West 33rd Street, New York, New York 10001, as the fiscal agent in respect of the Notes and, at its address set forth in Section 5(a), as the agent of the Issuer for the purpose of keeping registration books with respect to the Registered Notes (as hereinafter defined) in accordance with Section 5, all upon the terms and subject to the conditions set forth herein and in the Notes. Chemical Bank, and, subject to
Section 11, any successor fiscal agent are herein called the "Fiscal Agent." The Fiscal Agent shall have the powers and authority granted to and conferred upon it herein and in the Notes.

          3. (a) Except as provided in Sections 4(a) and 4(e), the Notes will be issued in bearer form, the face of which being substantially in the form of Exhibit A-1 hereto ("Bearer Notes"), with attached interest coupons, the face of which being substantially in the form of Exhibit C hereto ("Coupons"), and in fully registered form, the face of which being substantially in the form of Exhibit A-2 hereto ("Registered Notes"). All Notes (other than the Global Note (as defined in Section 4(a)) shall contain the Terms and Conditions ("Terms"), substantially as set forth in Exhibit B hereto, and the conversion notice form, substantially in the form of Exhibit G. The authorized denominations of the Notes shall be as provided in the Terms and in this Agreement. As used herein, "Holder" of a Note and "Noteholder," or the "Holder" of a Coupon, as the case may be, means (i) in the case of a Bearer Note or Coupon, the bearer thereof and
(ii) in the case of a Registered Note, the registered owner thereof as shown in the Note Register (as hereinafter defined); provided that, for so long as any Notes are represented by the Global Note, the term "Holder" and "Noteholder," when used in reference to such Notes, shall mean, unless the context shall

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otherwise require, each person who is at the time shown on the records of
Euroclear or Cedel (as hereinafter defined), as the case may be, as the owner of a particular principal amount of such Notes (with respect to which any certificate or other documents issued by Euroclear or Cedel, as the case may be, as to the principal amount of such Notes held for the account of any such person shall be conclusive and binding for such purpose.) As used in this Agreement and the Securities, the term "person" means, unless the context shall otherwise require, any individual, corporation, partnership, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

          (b) Bearer Notes, the Global Note and the initial DTC Note (as defined in Section 4(e)) each shall be dated November 8, 1993. Each Registered Note shall be dated the date of its authentication.

          (c) The Notes (including the Global Note and the DTC Notes) and Coupons shall be executed on behalf of the Issuer by two officers of the Issuer including its President or any Vice President, and its Treasurer, any Assistant Treasurer, its Secretary or any Assistant Secretary, so long as such persons shall be duly authorized at the time of such execution (any such person listed above being referred to as an "Authorized Officer" and any certificate signed by such authorized officer and delivered to the Fiscal Agent being referred to as an "Officer's Certificate"). Any such signature may be in facsimile and may be imprinted or otherwise reproduced. In case any person who shall have executed any Note (including the Global Note or any DTC Note) or Coupon shall cease to hold the office by virtue of which such person so executed such Note or Coupon before such Note (or the Note to which such Coupon appertained) shall be authenticated and delivered by the Fiscal Agent or disposed of by the Issuer, such Note may nevertheless be authenticated and delivered or disposed of as though such person had not ceased to be an Authorized Officer; and any Note or Coupon may be executed on behalf of the Issuer by such person or persons as, at the date of execution thereof, shall be duly authorized by the Issuer for such purpose, although at the date hereof any such person was not an Authorized Officer. Any such signature may be that of a duly authorized attorney-in-fact.

          (d) The Fiscal Agent is authorized, upon receipt of the Notes executed on behalf of the Issuer, to authenticate Notes in the aggregate principal amount of U.S. $100,000,000 and to deliver said Notes to or upon the order of the Issuer signed by an Authorized Officer. Thereafter, the Fiscal Agent is authorized to authenticate and deliver Notes in accordance with the provisions set forth herein and in the Notes. Any request for authentication of Notes pursuant to paragraph 9(a) of the Terms shall be in writing and signed by an Authorized Officer of the Issuer.

     4. (a) The Notes (other than the DTC Notes issued pursuant to Section 4(e) hereof) will initially be issued in the form of a single temporary global Note (the "Global Note") in bearer form, without interest coupons or conversion rights, substantially in the form of Exhibit D hereto. The Global Note shall be authenticated by the Fiscal Agent upon the same conditions, in substantially the same manner and with the same effect as the definitive Notes. Such Global Note shall be delivered to a common depository (the "Common Depositary") in London for Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System ("Euroclear") and Cedel S.A. ("Cedel") on the date of payment and delivery of the Notes, being November 8, 1993 (the "Settlement Date"). Ownership interests in the Global Notes held by the Common Depositary will be shown on, and transfers thereof will be effected only through, records maintained by Euroclear and Cedel and their respective participants.

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          (b)  For purposes of this Agreement, "Exchange Date" shall mean the date 40 days after the Settlement Date. For purposes of this Agreement, the term "United States" means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction. Without unnecessary delay, but in any event not later than the Exchange Date, the Issuer will execute and deliver to the Fiscal Agent at its London office definitive Notes in the aggregate principal amount of the Global Note, to be issued in exchange for the Global Note. All Bearer Notes so issued and delivered will have Coupons attached. The Global Note may be exchanged for an equal aggregate principal amount of definitive Notes only on or after the Exchange Date. Upon any demand for exchange for definitive Notes in accordance with this paragraph, the Issuer shall cause the Fiscal Agent to authenticate and deliver (at an office or agency outside the United States in the case of Bearer Notes) the definitive Notes to the Holder, only upon presentation to the Fiscal Agent of a written statement substantially in the form of Exhibit E hereto with respect to the Global Note or portion thereof being exchanged, signed by Euroclear or Cedel, to the effect that it has received in writing, by tested telex or by electronic transmission the certification substantially in the form of Exhibit F hereto, such latter certification being dated no earlier than 15 days prior to the Exchange Date and signed by or on behalf of the person appearing in its records as the beneficial owner of the Global Note or portion thereof being exchanged. Upon receipt of such certification the Fiscal Agent shall cause the Global Note to be endorsed in accordance with paragraph (d) below. Any exchange as provided in this Section 4(b) shall be made free of charge to the Holders and the beneficial owners of the Global Note and to the Holders and the beneficial owners of the definitive Notes issued in such exchange, except that a person receiving definitive Notes must bear the cost of insurance, postage, transportation and the like in the event that such person does not receive such definitive Notes in person at the offices of Euroclear or Cedel.

          (c) The delivery to the Fiscal Agent by Euroclear or Cedel of any written statement referred to above may be relied upon by the Issuer and the Fiscal Agent as conclusive evidence that a corresponding certification or certifications has or have been delivered to Euroclear or Cedel, as the case may be, pursuant to the terms of this Agreement.

          (d) Upon any such exchange of all or a portion of the Global Note for a definitive Note or Notes, the Global Note shall be endorsed by or on behalf of the Fiscal Agent to reflect the reduction of its principal amount by an amount equal to the aggregate principal amount of such definitive Note or Notes. Until so exchanged in full, the Global Note shall in all respects be entitled to the same benefits under this Agreement as definitive Notes authenticated and delivered hereunder, except that the beneficial owners of such Global Note shall not be entitled to receive payments of interest on the Notes or to convert the Global Note into Common Stock (as defined in Section 14(a)) or any other security, cash or other property, until they have exchanged their beneficial interests in such Global Note for definitive Notes.

          (e) Notes sold to subscribers in the United States will be sold only to "qualified institutional buyers" ("QIBs") within the meaning of Rule 144A promulgated under the Securities Act of 1933, as amended (the "1933 Act"), approved by Merrill Lynch,

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Pierce, Fenner & Smith Incorporated, as placement agent of the Notes sold in the
United States (the "Placement Agent"), or by the Issuer in transactions exempt from registration under the 1933 Act. Any such Notes shall be issued initially in the form of one or more definitive global Notes (each a "DTC Note") registered in the name of Cede & Co. (or another nominee of The Depository Trust Company (together with any successor depository for the Notes, "DTC")) as nominee of the DTC. A DTC Note shall be substantially in the form set forth in Exhibit H hereto, with the legend required by Section 4(g) and such other notations, legends or endorsements as may be required by law, stock exchange rule or common usage. Ownership interests in a DTC Note registered in the name of Cede & Co. (or another nominee of DTC) will be represented through financial institutions acting on behalf of the beneficial owners as direct or indirect participants of DTC. Ownership interests in DTC Notes may only be held by QIBs. Holders of beneficial interests in a DTC Note may obtain definitive Registered Notes (but not definitive Bearer Notes), subject to certain restrictions on transfer as provided in Section 5(h) (all DTC Notes, all Registered Notes issued in exchange for interests in a DTC Note, and all Notes issued upon registration of transfer or exchange of Registered Notes so issued, are hereinafter called "Restricted Notes," provided that a Note shall cease to be a Restricted Note on the Resale Restriction Termination Date (as defined in Section 4(g) below) with respect to such Note or on any earlier date on which the Issuer shall, in its sole and absolute discretion, waive the transfer restrictions applicable to such
Note). Restricted Notes (other than DTC Notes) issued pursuant to this Section 4(e) and Section 5(h) shall be substantially in the form of Exhibit A-2 with the legend required by Section 4(g) and such other notations, legends or endorsements as may be required by law, stock exchange rule or common usage. Restricted Notes shall be issuable in minimum denominations of $250,000 and integral multiples of $1,000 in excess thereof.

          (f) If at any time DTC notifies the Issuer that it is unwilling or unable to continue as a depositary for the Notes, the Issuer shall appoint a successor depositary and, if a successor depositary is not so appointed within 90 calendar days after the Issuer receives notice or becomes aware of such unwillingness or ineligibility, the Issuer will issue Notes (which shall be Restricted Notes if so required by this Agreement) in definitive form in exchange for interests in the DTC Notes

          (g) All Restricted Notes and each share certificate of Common Stock of the Issuer issued upon the conversion of a Restricted Note pursuant to
Section 14 hereof, if any, and all Notes issued upon registration of transfer of all, or any part of, or in exchange for, such Restricted Notes shall be subject to the restrictions on transfers as set forth in Section 5(h) hereof and in the following legend required to be set forth, in substantially the following form, on the face of such Restricted Notes and on the share certificates of Common Stock issued upon conversion thereof; provided that the legend on Restricted Notes which are DTC Notes may be appropriately modified to permit a QIB holding an interest in a DTC Note to transfer such interest to another QIB who also will hold such interest through DTC without the necessity of delivering a Transfer Certificate (as defined in Section 5(h) hereof), but only if such transfer is effected through DTC without the issuance of a definitive Note:

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          THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF
     1933, AS AMENDED (THE "1933 ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

          THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS THREE YEARS AFTER THE LATER OF THE EXCHANGE DATE (AS DEFINED IN THE FISCAL AGENCY AGREEMENT REFERRED TO HEREIN) AND THE LAST DATE ON WHICH THE ISSUER OR ANY "AFFILIATE" (AS DEFINED IN RULE 144 PROMULGATED UNDER THE 1933 ACT) OF THE ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) ONLY TO A PERSON THAT IS NOT AN "AFFILIATE" OR ACTING ON BEHALF OF AN "AFFILIATE" OF THE ISSUER AND ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT, (C) TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE 1933 ACT, (E) TO AN INSTITUTIONAL INVESTOR WHICH IS AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (a)(l), (a)(2), (a)(3) OR (a)(7) OF RULE 501 UNDER THE 1933 ACT THAT IS ACQUIRING THE SECURITY FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION IN VIOLATION OF THE 1933 ACT, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT (SUBJECT IN EACH OF THE FOREGOING CASES TO ANY REQUIREMENT OF LAW THAT THE DISPOSITION OF A TRANSFEREE'S PROPERTY BE AT ALL TIMES WITHIN ITS CONTROL), AND SUBJECT TO THE ISSUER'S, THE REGISTRAR'S AND ANY TRANSFER AGENT'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL SATISFACTORY TO EACH OF THEM, AND IN EACH OF THE FOREGOING CASES, A CERTIFICATE IN THE FORM APPEARING ON

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     THE REVERSE OF THIS SECURITY IS DELIVERED BY THE TRANSFEROR TO THE
     REGISTRAR OR A TRANSFER AGENT. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

          5. (a) Subject to such reasonable regulations as it may prescribe, the Issuer will keep books (the "Note Register") for the exchange, registration and registration of transfer of Registered Notes (including the Restricted Notes) at the office of the Fiscal Agent at 450 West 33rd Street, New York, New York 10001, the Fiscal Agent acting as its agent for such purposes. The Issuer hereby appoints the Fiscal Agent, acting through its said office, as the registrar with respect to the Registered Notes, upon the terms and subject to the conditions set forth herein and in the Notes. The Fiscal Agent, acting as registrar and any successor registrar or co-registrar appointed pursuant to paragraph 3(c) of the Terms are herein called, collectively, the "Registrar." The Fiscal Agent will keep a record of all Bearer Notes and will make such record available for inspection upon the request of the Issuer. Included in such books and records will be notations as to whether such Bearer Notes have been redeemed, or otherwise paid or cancelled, and, in the case of mutilated, defaced, destroyed, stolen or lost Notes, whether such Notes have been replaced. In the case of the replacement of any of the Notes, the Fiscal Agent or the Registrar, as the case may be, will keep a record of the Note so replaced, and the Note issued in replacement thereof. In the case of the cancellation of any of the Notes, the Fiscal Agent or the Registrar, as the case may be, will keep a record of the Note so cancelled and the date on which such Note was cancelled.

          (b) Subject to the provisions of Section 5(h), the Holder of any Registered Note may transfer the same in whole or in part in the amount of U.S. $1,000 or an integral multiple thereof, by surrendering such Note at the office of the Registrar or at the office of any transfer agent (each, a "Transfer Agent") that may be appointed by the Issuer, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Registrar or any such Transfer Agent, as the case may be, duly executed by the Holder thereof or his attorney duly authorized in writing. In exchange for any Registered Note properly presented for transfer, the Fiscal Agent shall promptly authenticate and deliver at the office of the Registrar or at the office of any Transfer Agent, as the case may be, to the transferee or send by mail (at the risk of the transferee) to such address as the transferee may request, a Registered Note or Notes, as the case may require, registered in the name of such transferee, for the same aggregate principal amount as was transferred. In the case of the transfer of any Registered Note in part, the Fiscal Agent shall also promptly authenticate and deliver at the office of the Registrar or at the office of any Transfer Agent, as the case may be, to the transferor or send by mail (at the risk of the transferor) to such address as the transferor may request, a Registered Note or Notes, as the case may require, registered in the name of the transferor, for the same aggregate principal amount as was not transferred.

          (c) At the option of the Holder on request confirmed in writing and subject to applicable laws and regulations, a Bearer Note or Notes may at any time after the Exchange Date be presented for exchange for a Registered Note or Notes of an equal aggregate principal amount in authorized denominations at the office of the Registrar or at

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the office of any other Transfer Agent that may be appointed by the Issuer.
Registered Notes (including the DTC Notes, the Restricted Notes and Registered Notes received in exchange for Bearer Notes) shall not be exchanged for Bearer Notes. Whenever one or more Bearer Notes shall be surrendered at said office of the Registrar or any Transfer Agent for exchange, together with a written request for the exchange, the Fiscal Agent shall promptly authenticate and deliver (directly or through the Registrar or a Transfer Agent, as the case may be) a Registered Note or Notes for an equal aggregate principal amount in such authorized denominations as may be requested. Registered Notes shall be delivered, at the option of the Holder, at the office of the Registrar or at the office of any Transfer Agent, or sent by mail (at the risk of the Holder) to such address as may be specified by the Holder in the request for exchange. Each Bearer Note surrendered pursuant to this Section 5 shall have attached thereto all unmatured Coupons, provided that any Bearer Note so surrendered after the close of business on the April 23 or October 24 (whether or not a Business Day) (each, a "Regular Record Date") and before the opening of business on the next succeeding May 8 and November 8 (each, an "Interest Payment Date"), respectively, need not have attached the Coupon maturing on the Interest Payment Date to which such Regular Record Date relates. At the option of the Holder on request, confirmed in writing, and subject to applicable laws and regulations, a Registered Note or Registered Notes may be exchanged for a Registered Note or Registered Notes of any authorized denominations and of equal aggregate principal amount, upon surrender of the Registered Note to be exchanged, at the office of the Registrar or at the office of any Transfer Agent. Subject to
Section 5(e), whenever any Registered Note is so surrendered for exchange, together with a written request for exchange, the Fiscal Agent shall promptly authenticate and deliver (directly or through the Registrar or a Transfer Agent, as the case may be) a Registered Note or Notes which the Holder making the exchange is entitled to receive.

          (d) The Issuer shall execute and deliver to the Fiscal Agent Bearer Notes and Registered Notes in such amounts and at such times as to enable the Fiscal Agent to fulfill its responsibilities under this Agreement and the Notes.

          (e) The Registrar, the Fiscal Agent and the Transfer Agents, as the case may be, shall not register the transfer of or exchange Notes during any period referred to in paragraph 9(e) of the Terms, except as otherwise provided in such paragraph 9(e).

          (f) The Fiscal Agent is hereby authorized, in accordance with paragraph 9(a) of the Terms, to authenticate and deliver from time to time Notes in exchange for or in lieu of Notes which become mutilated, defaced, destroyed, stolen or lost. Each Note delivered in exchange for or in lieu of any Note shall carry all the rights to interest accrued and unpaid and to accrue which were carried by such Note.

          (g) Transfer, registration and exchange (other than in accordance with paragraph 9(a) of the Terms) of any Note or Notes shall be permitted and executed as provided in this Section 5 without any charge to the Holder of any such Note or Notes other than any taxes or governmental charges payable on transfers or any expenses of delivery by other than regular mail, but subject to such reasonable regulations as the Issuer, the Registrar and the Transfer Agents may prescribe. Any registration of transfer or exchange will be

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effected upon the Registrar or the Transfer Agent, as the case may be, being satisfied with the documents of title and identity of the person making the request and, with respect to Registered Notes, upon registration of such transfer in the Note Register. Registration of the transfer of a Registered Note by the Registrar shall be deemed to be the acknowledgment of such transfer on behalf of the Issuer.

          (h) Only QIBs may hold interests in DTC Notes. Resales or other transfers between QIBs holding an interest in a DTC Note will be conducted according to DTC rules and procedures applicable to United States corporate debt obligations and, so long as such transfers are effected through DTC to another QIB pursuant to Rule 144A under the 1933 Act without the issuance of Definitive Notes, shall not require the delivery of a Transfer Certificate (as defined below). A QIB holding an interest in a DTC Note who proposes to transfer all or part of such interest (other than pursuant to Rule 144A of the 1933 Act to another QIB who will also hold such interest through DTC pursuant to a transfer effected through DTC without the issuance of a definitive Note) must notify the Registrar and, prior to such transfer, such transferor must complete, sign and deliver to the Registrar or a Transfer Agent a certification substantially in the form of Exhibit J hereto (a "Transfer Certificate") and, if the transfer is being made to an Institutional Accredited Investor, as defined in and contemplated by clause (v) below, the transferee must, prior to such transfer, sign and deliver to the Registrar or a Transfer Agent a certification substantially in the form of Exhibit I hereto. The Issuer will provide to the Fiscal Agent from time to time and the Fiscal Agent shall make available at its office and the office of each Transfer Agent and Registrar at the request of any Holder of any Restricted Notes, copies of the forms attached hereto as Exhibits I and J. A QIB holding an interest in a DTC Note may at any time exchange such interest for Registered Notes in definitive form upon application to the Registrar or a Transfer Agent. Notes issued in exchange for or upon registration of transfer of interests in the DTC Notes shall be issued only as Registered Notes, which, so long as required by this Agreement, shall be Restricted Notes in minimum denominations of $250,000 and integral multiples of $1,000 in excess thereof.

     Subject to compliance with this Section 5(h), upon any registration of transfer or exchange of an interest in a DTC Note for Registered Notes in definitive form, the DTC Note shall be endorsed by or on behalf of the Fiscal Agent to reflect the reduction of its principal amount by an amount equal to the aggregate principal amount of such definitive Registered Notes and the Registrar shall take such other action as is appropriate to register the exchange of such Notes or to register the transfer of such Notes to or for the account of the transferee.

     A QIB holding definitive Registered Notes may at any time exchange such Notes for interests in the DTC Notes by notifying the Registrar. Subject to compliance with this Section 5(h) and upon surrender of such definitive Registered Notes to the Registrar or a Transfer Agent, the DTC Note shall be endorsed by or on behalf of the Fiscal Agent to reflect the increase in its principal amount by an amount equal to the aggregate principal amount of such definitive Registered Notes and the Registrar shall take such other action as is appropriate to register the exchange of such definitive Registered Notes for interests in the DTC Notes.

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     Registration of transfer of Restricted Notes shall be made by the Registrar only (i) to the Issuer, (ii) pursuant to a registration statement which has been declared effective under the 1933 Act, (iii) to a person reasonably believed by the transferor to be a QIB that purchases for its own account or for the account of a QIB to whom notice is given that the transfer is being made in reliance on Rule 144A under the 1933 Act ("Rule 144A"), (iv) pursuant to offers and sales to non-U.S. persons that occur outside the United States within the meaning of Regulation S under the 1933 Act, (v) to institutional investors who are "accredited investors" within the meaning of subparagraph (a)(1), (a)(2), (a)(3) or (a)(7) of Rule 501 under the 1933 Act ("Institutional Accredited Investors") who are acquiring for investment purposes and not for distribution in violation of the 1933 Act or (vi) pursuant to any other available exemption from the registration requirements of the 1933 Act (subject in each of the foregoing cases to any requirement of law that the disposition of the transferee's property be at all times within its control). The restrictions on the transfer of a Restricted Note set forth in this Section 5(h) shall not apply subsequent to the Resale Restriction Termination Date with respect to such Restricted Note; in addition, to the extent that the Issuer shall determine, in the case of any particular Restricted Note, that such restrictions are no longer required under applicable law, the Issuer may, in its sole and absolute discretion, waive such restrictions as to such Note prior to its Resale Restriction Termination Date. Except as provided above for the transfer of DTC Notes between QIBs effected through DTC without the issuance of definitive Notes, in connection with the transfer of any Restricted Note (or shares of Common Stock issued upon conversion of a Restricted Note) prior to the Resale Restriction Termination
Date with respect to such Note (or shares of Common Stock, as the case may be) the transferor must complete, sign and deliver a Transfer Certificate to the Registrar or a Transfer Agent and, if the transfer is being made to an Institutional Accredited Investor as contemplated by clause (v) above, the transferee must, prior to such transfer, sign and deliver to the Registrar or a Transfer Agent a certificate substantially in the form of Exhibit I hereto. In connection with the transfer pursuant to clause (v) above of any Restricted
Note, including interests in a DTC Note (or shares of Common Stock issued upon conversion of a Restricted Note), prior to the Resale Restriction Termination Date with respect to such Note (or shares of Common Stock, as the case may be) the Issuer, the Registrar and any Transfer Agent may require the delivery of an opinion of counsel satisfactory to them prior to such transfer. Any resale or other transfer, or attempted resale or other transfer, of Restricted Notes (or shares of Common Stock issuable upon conversion thereof) made other than in compliance with the foregoing restrictions shall not be recognized by the Issuer, the Registrar or any other agent of the Issuer.

          (i) The Issuer agrees (i) to make available such information as may be required by Rule 144A under the 1933 Act to enable resales and other transfers of the Restricted Notes (and shares of Common Stock issued on conversion thereof) to be made pursuant to Rule 144A (which information will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading) and (ii) that it will otherwise use all reasonable efforts to ensure that the exemption from registration under the 1933 Act remains available with respect to resales and other transfers of the Restricted Notes (and shares of Common Stock issued on conversion thereof). Subject to Section 16 hereof and paragraph 10(a) of the Terms, the Issuer and the Fiscal Agent may amend or supplement this Agreement and the Notes from time to time, without the consent of but upon notice to the Holders of Restricted Notes, to modify the restrictions on and procedures for resales and other transfers of Restricted Notes to reflect any change in applicable law or regulation (or the interpretation thereof) or practices relating to the resale or other transfer of restricted securities generally. The Issuer shall provide a sufficient new inventory of Restricted Notes reflecting such changes.

          (j) All Notes, together with any Coupons attached thereto, surrendered for payment, redemption, conversion, registration of transfer or exchange and all Coupons surrendered for payment shall be delivered to the Fiscal Agent. The Fiscal Agent shall cancel and destroy all such Notes and Coupons surrendered for payment, redemption, conversion, registration of transfer or exchange and shall deliver a certificate of destruction to the Issuer. The Fiscal Agent shall cancel and destroy the Global Note upon its exchange in full and shall deliver a certificate of destruction to the Issuer. Such certificate shall also state that a certificate or certificates of Euroclear or Cedel to the effect referred to in Section 4(b) was received with respect to each portion of the Global Note exchanged for definitive Notes.

          (k) Notwithstanding anything to the contrary in this Section 5, the Issuer, the Registrar and any Transfer Agent may (and the Registrar and any Transfer Agent, upon request of the Issuer set forth in an Officer's Certificate, shall) refuse to register the transfer or exchange of any Note if and upon information provided by an Officer's Certificate of the Issuer, such transfer or exchange (i) would, or in the determination of the Board of Directors of the Issuer might, result in a single person beneficially owning (or, upon conversion of any Notes into Common Stock of the Issuer pursuant to
Section 14 hereof, thereupon owning), directly or indirectly, more than 9.9% of the Issuer's outstanding shares of Common Stock (including for this purpose Common Stock issuable upon conversion of Notes held by such person, but not Common Stock issuable upon conversion of Notes held by other persons) or (ii) would cause the Issuer to fail to meet any of the requirements necessary for the continued qualification of the Issuer as a "real estate investment trust" under Sections 856-860 (or any successor provisions thereto) of the Internal Revenue Code of 1986, as amended (the "Code"). If the exchange or transfer of any Note would cause either of the consequences described in the immediately preceding sentence of this Section 5(k), then such exchange or transfer will be null and void ab initio as to the Holder, the transferor and intended transferee of such
     -- ------
Note, and such intended transferee will acquire no rights or economic interests whatsoever in such Note. Each Note (including Global Note, the DTC Notes and Restricted Notes) will bear a legend setting forth the foregoing restrictions on transfer and exchange of Notes. The Issuer hereby agrees to indemnify the Registrar, the Fiscal Agent and each Transfer Agent and to hold each of them harmless against any loss, liability or expense, incurred without negligence or bad faith on their part, arising out of or in connection with actions taken or omitted to be taken in reliance upon such Officer's Certificate. For purposes of the transfer and exchange limits in this Section 5(k), beneficial ownership shall include actual ownership as well as constructive ownership as set forth in both Code Section 544 (as modified by Code Section 856(h)(1)) and Code Section 318(a) (as modified by Code Section 856(d)(5)).

          6. (a) The Issuer will duly and punctually pay to the Fiscal Agent the amounts required to be paid by it herein and in the Notes, and the Issuer hereby authorizes and directs the Fiscal Agent, upon receipt of such funds from the Issuer, to make or cause to be made payment of the principal of, and interest on, the Notes in accordance with the Terms. The Issuer shall pay to the Fiscal Agent at such account with such bank in The City of New York as the Fiscal Agent may from time to time designate, or at such other location as is mutually acceptable to the Issuer and the Fiscal Agent, on or prior to the day which is one Business Day next preceding the due date of any principal of or interest on any Notes, such amounts in U.S. dollars as are sufficient to pay the principal and interest becoming due on such date. The Fiscal Agent shall apply the amounts so paid to it to the payment of such principal and interest in accordance with the Notes and the Terms, and pending such application, such amounts will be held in trust by the Fiscal Agent for the benefit of the persons entitled thereto. The term "Business Day," with respect to any place of payment, place of conversion or any other place, as the case may be, shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in The City of New York or that place of payment, place of conversion or other place, as the case may be, are authorized or obligated by law or executive order to close; provided that in the case of a payment by the Issuer to the Fiscal Agent pursuant to this Section 6(a) or of a determination of the market value of Common Stock pursuant to Section 14(c), a "Business Day" shall be determined solely with reference to banking institutions in The City of New York.

          Whenever in this Agreement there is mentioned, in any context, the payment of principal of or interest on, or in respect of, any Note or Coupon, such mention shall be deemed to include mention of the payment of Additional Amounts (as defined in the Terms) provided for in paragraph 4 and paragraph 5(c) of the Terms (it being understood that the term "Additional Amounts" includes Additional Amounts payable pursuant to paragraph 5(c) of the Terms) to the extent that in such context Additional Amounts are, were or would be payable in respect thereof pursuant to the provisions of paragraph 4 or paragraph 5(c) of the Terms.

          (b) At least ten Business Days prior to May 8, 1994, and at least ten Business Days prior to each May 8 and November 8 thereafter if there has been any change with respect to the matters set forth in the below-mentioned certificate, the Issuer shall furnish the Fiscal Agent and each other paying agent (each, a "Paying Agent") of the Issuer with an Officer's Certificate instructing the Fiscal Agent and each other Paying Agent as to any circumstances in which payments of principal of, or interest on, the Notes due on such date shall be subject to deduction or withholding for or on account of any taxes described in paragraph 4 or 5(c) of the Terms and the rate of any such deduction or withholding. If any such deduction or withholding shall be required and if the Issuer becomes liable to pay Additional Amounts pursuant to paragraph 4 or 5(c) of the Terms, then at least five Business Days prior to the date of any such payment of principal or interest the Issuer will furnish the Fiscal Agent and each other Paying Agent with a certificate which specifies, by country, the amount required to be withheld on such payment to Holders of the Notes or Coupons, and the Additional Amounts, if any, due to Holders of the Notes or Coupons, and will pay to the Fiscal Agent such Additional Amounts as shall be required to be paid to such Holders in accordance with Section 6(a). The Issuer hereby agrees to indemnify the Fiscal Agent and each other Paying Agent for, and to hold them harmless against, any loss, liability or expense incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any certificate furnished pursuant to this Section 6(b).

          (c) The obligations of the Issuer under this Agreement and the Notes and all documents delivered in the name of the Issuer in connection herewith and therewith do not and shall not constitute personal obligations of the directors, officers, employees, agents or shareholders of the Issuer or any of them, and shall not involve any claim against or personal liability on the part of any of them, and all persons including each Holder of a Note and the Fiscal Agent shall look solely to the assets of the Issuer for the payment of any claim hereunder or thereunder or for the performance hereof or thereof and shall not seek recourse against such directors, officers, employees, agents or shareholders of the Issuer or any of them or any of their personal assets for such satisfaction.

          7. (a) The Notes are redeemable pursuant to paragraph 5 of the Terms. If the Issuer shall elect or be required to redeem the outstanding Notes pursuant to paragraph 5 of the Terms, the Issuer shall, not more than 60 nor less than 30 days prior to the date designated for such redemption (unless a shorter notice shall be satisfactory to the Fiscal Agent or a longer notice is required by the Terms), give written notice to the Fiscal Agent of its intention to redeem the Notes on the redemption date specified in such notice (any date fixed for redemption pursuant to this Section 7, a "Redemption Date"). In the case of a partial redemption pursuant to paragraph 5(a) of the Terms, such notice shall state the principal amount of the Notes to be redeemed. Such notice shall state that the conditions precedent to such redemption have occurred and shall describe the same and shall be accompanied by any certificate and opinion of counsel required pursuant to paragraph 5 of the Terms. Notice given hereunder shall, except as otherwise provided in paragraph 5 of the Terms, be irrevocable.

          (b) Upon receipt of notice from the Issuer of its intention to redeem Notes pursuant to paragraph 5 of the Terms, the Fiscal Agent shall cause to be given on behalf of the Issuer a notice of redemption of the Notes (in accordance with paragraphs 5 and 13 of the Terms), specifying the Redemption Date, the redemption price, the place or places of payment, that (except in the case of redemption of the Global Note prior to the Exchange Date) payment will be made upon presentation and surrender of the Notes to be redeemed, together with all appurtenant Coupons, if any, maturing subsequent to the Redemption Date, that interest accrued to the Redemption Date will be paid as specified in said notice, and that on and after said date interest thereon shall cease to accrue. In the case of a partial redemption pursuant to paragraph 5(a) of the Terms, such notice shall specify the serial numbers of the Notes (or portions of Registered Notes) to be redeemed which shall be selected by the Fiscal Agent in such manner as it may deem appropriate and fair. Notice to Holders of redemption (and of any revocation of a redemption notice given as permitted by paragraph 5(c) of the Terms) shall be published at least once a week for two successive weeks prior to the date fixed for redemption, the first such publication (in the case of a notice of redemption) to be not less than 30 days nor more than 60 days prior to the

Redemption Date, and also shall be given to Holders of Registered Notes by mail as provided in Section 13 of the Terms not more than 60 nor less than 30 days prior to the Redemption Date.

          (c) Upon any redemption of all or a portion of a DTC Note, the DTC Note shall be endorsed by or on behalf of the Fiscal Agent to reflect the reduction of its principal amount by an amount equal to the aggregate principal amount so redeemed.

          (d) Provisions of this Agreement which apply to redemption of a Note in whole also apply to redemption of a portion of it.

          (e) The Issuer will cause each notice of redemption to prominently state that, with respect to any Note called for redemption, the redemption price for such Note will not be paid unless the Holder shall have delivered, to the Fiscal Agent or a Paying Agent, a certification to the effect set forth in clause (B) of the second paragraph of Exhibit G hereto (a "Section 897 Certification"). The Issuer will also cause each notice of redemption mailed to Holders of Registered Notes to include the form of such Section 897 Certification and each published notice of redemption to state that the form of such Section 897 Certification is available from the Fiscal Agent or any Paying Agent upon request by any Holder. The Issuer will provide to the Fiscal Agent and each Paying Agent an adequate supply of such Section 897 Certification forms and will cause them to provide such forms to Holders upon request.

          8. For purposes of paragraph 13 of the Terms, the term "Authorized Newspaper" means a newspaper customarily published on each Business Day in morning editions, whether or not it shall be published in Saturday, Sunday or holiday editions. If by reason of the temporary or permanent suspension of publication of any newspaper or by reason of any other cause, it shall be impossible to make publication of such notice in an Authorized Newspaper as herein and in the Terms provided, then such publication or other notice in lieu thereof as shall be made by the Fiscal Agent shall constitute sufficient publication of such notice, if such publication or other notice shall, so far as may be possible, approximate the terms and conditions of the publication in lieu of which it is given. The Fiscal Agent shall promptly furnish to the Issuer and to each other Paying Agent of the Issuer a copy of each notice of redemption published. For purposes of publication of notices in The City of New York, London and Luxembourg, it is expected that such publication will be made in The Wall Street Journal, the Financial Times and the Luxemburger Wort, respectively.

          9. The Issuer agrees to keep the Fiscal Agent advised of the names and locations of all Paying Agents, Transfer Agents, conversion agents ("Conversion Agents") and the Registrar appointed pursuant hereto or to the Terms, provided that until the Issuer shall otherwise notify the Fiscal Agent in writing, the sole such Paying Agents, Transfer Agents, Conversion Agents and the Registrar shall be those set forth in the Notes. The Fiscal Agent shall arrange with all such Paying Agents for the payment, from funds furnished by the Issuer to the Fiscal Agent pursuant to this Agreement, of the principal of, and interest on, the Notes and for the compensation of all such agents for their services as such.

          10. The Fiscal Agent and each other agent of the Issuer hereunder accepts appointment hereunder and its obligations set forth herein and in the Notes upon the terms and conditions hereof and thereof, including the following, to all of which the Issuer agrees and to all of which the rights of the Holders from time to time of the Notes shall be subject:

          (a) The Fiscal Agent and each other agent of the Issuer hereunder shall be entitled to the compensation to be agreed upon with the Issuer for all services rendered by it, and the Issuer agrees to pay such compensation and to reimburse the Fiscal Agent and each other agent of the Issuer for its reasonable out-of-pocket expenses (including reasonable fees and expenses of counsel) incurred by it in connection with the services rendered by it hereunder. The Issuer hereby agrees to indemnify the Fiscal Agent and each other agent of the Issuer for, and to hold them harmless against, any loss, liability or expense incurred without negligence or bad faith on their part arising out of or in connection with its acting as Fiscal Agent or other agent of the Issuer hereunder, as the case may be, or performing any other duties pursuant to the terms and conditions hereof. The obligations of the Issuer under this Section 10(a) shall survive payment of the Notes and the resignation or removal of the Fiscal Agent or each other agent of the Issuer, as the case may be. The obligations of the Issuer under this Section 10(a) shall not be subject to the operation of paragraph 2 of the Terms.

          (b) Anything herein or in the Notes to the contrary notwithstanding, in acting under this Agreement and in connection with the Notes and Coupons, the Fiscal Agent and each other agent of the Issuer hereunder is acting solely as agent of the Issuer and does not assume any obligation towards or relationship of agency or trust for or with any of the owners or Holders of the Notes or Coupons or holders of Senior Indebtedness (as defined in the Terms), except that all funds held by the Fiscal Agent or any other Paying Agent of the Issuer for the payment of principal of, or interest on, the Notes shall, subject to the provisions of paragraph 3(d) of the Terms, be held in trust by it and applied as set forth herein and in the Notes, but need not be segregated from other funds held by it, except as required by law. Without limitation to the foregoing, (i) any requirement that any agreement, opinion of counsel or other document be satisfactory to the Fiscal Agent shall not create any relationship of trust for or with any of the owners or Holders of the Notes or Coupons, and (ii) any provision to the effect that the Fiscal Agent may give notice of default or acceleration of the Notes shall neither create any relationship of trust for or with any of the owners or Holders of Notes or Coupons or require that the Fiscal Agent give any such notice except at the direction of the Holders of the requisite percentage in principal amount of the Notes.

          (c) The Fiscal Agent and each other agent of the Issuer hereunder may consult with counsel satisfactory to it and any advice or written opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted to be taken by it hereunder in good faith and in accordance with such advice or opinion.

          (d) The Fiscal Agent and each other agent of the Issuer hereunder shall be protected and shall incur no liability for or in respect of any action taken or omitted to be taken or thing suffered by it in reliance upon any Note, Coupon, instrument of transfer, notice, direction, consent, certificate, affidavit, statement or other paper or document reasonably believed by it to be genuine and to have been presented or signed by the proper party or parties.

          (e) The Fiscal Agent and each other agent of the Issuer hereunder, and each of their respective officers, directors and employees, in its individual capacity or any other capacity, may become the owner of, or acquire any interest in, any Notes or Coupons or Common Stock or Senior Indebtedness or other obligations of the Issuer with the same rights that it would have if it were not the Fiscal Agent or such other agent of the Issuer or an officer, director or employee thereof, as the case may be, and may engage or be interested in any financial or other transaction with the Issuer, and may act on, or as depositary, trustee or agent for, any committee or body of Holders of Notes or Coupons or holders of other obligations of the Issuer, or shares of capital stock of the Issuer, as freely as if it were not the Fiscal Agent or such other agent of the Issuer or an officer, director or employee thereof, as the case may be.

          (f) Neither the Fiscal Agent nor any other agent of the Issuer hereunder shall be under any liability for interest on any moneys received by it pursuant to any of the provisions of this Agreement or the Notes except as may be otherwise agreed with the Issuer.

          (g) The recitals contained herein and in the Notes (except in the Fiscal Agents certificate of authentication) shall be taken as the statements of the Issuer, and the Fiscal Agent assumes no responsibility for the correctness of the same. The Fiscal Agent does not make any representation as to the validity or sufficiency of this Agreement, the Notes or the Coupons, except as to the due execution by it of this Agreement and the due authentication by it of the Notes. Neither the Fiscal Agent nor any other agent of the Issuer hereunder shall be accountable for the use or application by the Issuer of any of the Notes or the proceeds thereof, or for the compliance by the Issuer with any of its covenants or agreements contained in the Notes.

          (h) The Fiscal Agent and each other agent of the Issuer hereunder shall be obligated to perform such duties and only such duties as are herein and in the Notes specifically set forth, and no implied duties or obligations shall be read into this Agreement or the Notes against the Fiscal Agent or any such agent. Neither the Fiscal Agent nor any other agent hereunder shall be under any obligation to take any action not specifically provided for hereunder which may tend to involve it in any expense or liability, unless the Issuer or one or more Noteholders shall furnish the

     Fiscal Agent or such agent with security and indemnity acceptable to it for any costs or expenses which may be incurred.

          (i) The Fiscal Agent may execute any powers or perform any duties hereunder either directly or by or through agents or attorneys and the Fiscal Agent shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

          (j) Neither the Fiscal Agent nor any other agent of the Issuer hereunder shall be responsible or liable for the implementation of the subordination provisions set forth in paragraph 2 of the Terms. No such agent shall be deemed to have notice of any facts or circumstances which would prevent the making of any payment hereunder unless such agent shall have received written notice from an Authorized Officer of such facts or circumstances and such written notice directs such agent to refrain from making any payments hereunder.

     11. (a) The Issuer agrees that, until all the Notes and Coupons are no longer outstanding or until moneys for the payment of all principal of, and interest on, all outstanding Notes shall have been made available to the Fiscal Agent and shall have been returned to the Issuer as provided in paragraph 3(d) of the Terms, whichever occurs earlier, there shall at all times be a Fiscal Agent hereunder with a Corporate Trust Office in The City of New York. The Fiscal Agent shall at all times be a responsible financial institution which is authorized by law to exercise the powers and duties of the Fiscal Agent hereunder.

     (b) The Fiscal Agent may at any time resign by giving written notice of its resignation to the Issuer and specifying the date on which its resignation shall become effective, provided that such date shall be at least 90 days after the date on which such notice is given unless the Issuer agrees to accept shorter notice. Upon receiving such notice of resignation, the Issuer shall promptly appoint a successor fiscal agent, qualified as aforesaid, by written instrument in duplicate signed on behalf of the Issuer, one copy of which shall be delivered to the resigning Fiscal Agent and one copy to the successor fiscal agent. Such resignation shall become effective upon the later of (i) the effective date of such resignation or (ii) the acceptance of appointment by the successor fiscal agent as provided in Section 11(d). The Issuer may, at any time and for any reason, remove the Fiscal Agent and appoint a successor fiscal agent, qualified as aforesaid, by written instrument in duplicate signed on behalf of the Issuer, one copy of which shall be delivered to the Fiscal Agent being removed and one copy to the successor fiscal agent. Any removal of the Fiscal Agent and any appointment of a successor fiscal agent shall become effective upon acceptance of appointment by the successor fiscal agent as provided in Section 11(d). Upon its resignation or removal, the Fiscal Agent shall be entitled to the payment by the Issuer of its compensation for the services rendered hereunder and to the reimbursement of all reasonable out-of-pocket expenses incurred in connection with the services rendered by it hereunder.

     (c) In case at any time the Fiscal Agent shall resign, or shall be removed, or shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or shall seek the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to, or shall have had entered against it a court order for, any such relief or to the appointment of or taking possession by any such official in any involuntary case or other proceedings commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due or if any public officer shall take charge or control of it or of its property or affairs, for the purpose of rehabilitation, conservation or liquidation, a successor fiscal agent, qualified as aforesaid, shall be appointed by the Issuer by an instrument in writing. Upon the appointment as aforesaid of a successor fiscal agent and acceptance by it of such appointment, the Fiscal Agent superseded shall cease to be such Fiscal Agent hereunder. If no successor fiscal agent shall have been so appointed, or if so appointed, shall not have accepted appointment as hereinafter provided, any Holder of a Note, on behalf of itself and all others similarly situated, or the Fiscal Agent may petition any court of competent jurisdiction for the appointment of a successor fiscal agent.

     (d) Any successor fiscal agent appointed hereunder shall execute and deliver to its predecessor and to the Issuer an instrument accepting such appointment hereunder, and thereupon such successor fiscal agent, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Fiscal Agent hereunder, and such predecessor, upon payment of its compensation and out-of-pocket expenses then unpaid, shall pay over to such successor agent all moneys or other property at the time held by it hereunder.

     (e) Any corporation or bank into which the Fiscal Agent may be merged or converted, or any corporation or bank with which the Fiscal Agent may be consolidated, or any corporation or bank resulting from any merger, conversion or consolidation to which the Fiscal Agent shall be a party, or any corporation or bank to which the Fiscal Agent shall sell or otherwise transfer all or substantially all its corporate trust assets and business, or any corporation or bank succeeding to the corporate trust business of the Fiscal Agent hereunder (provided that such corporation shall be qualified as aforesaid) shall be the successor to the Fiscal Agent hereunder, without the execution or filing of any document or any further act on the part of any of the parties hereto.

          12. (a) If at any time there shall be a merger, consolidation, or transfer, sale or conveyance of assets to which the provisions of paragraph 8(a) of the Terms are applicable, and the Successor Corporation (as defined in the Terms) is other than the Issuer, then in any such event such Successor Corporation shall promptly deliver to the Fiscal Agent:

               (i) a certificate signed by an executive officer of such Successor Corporation stating that as of the time immediately after the effective date of any such transaction the covenants and obligations of the Issuer contained in this Agreement and the Notes have been complied with and the Successor Corporation is not in default in the performance of any covenants or obligations of the Issuer in this Agreement, the Coupons or the Notes; and

               (ii) a written opinion of legal counsel (who may be an employee of or counsel to the Successor Corporation) stating that in such counsel's opinion such covenants and obligations have been complied with and that any instrument or instruments executed in the performance of such covenants and obligations comply with the requirements thereof.

     In case of any such merger, consolidation, transfer, sale or conveyance and upon compliance with this Section 12 and the Terms, such Successor Corporation shall succeed to and be substituted for the Issuer, with the same effect as if it had been named herein and in the Notes and Coupons as the Issuer; and the Issuer shall thereupon be relieved of any further obligation or liability hereunder or upon the Notes and Coupons. Such Successor Corporation thereupon may cause to be signed, and may issue either in its own name or in the name of the Issuer, any of or all the Notes issuable hereunder which theretofore shall not have been executed on behalf of the Issuer and delivered to the Fiscal Agent; and, upon the order of such Successor Corporation, instead of the Issuer, and subject to all the terms, conditions and limitations in this Agreement prescribed, the Fiscal Agent shall authenticate and shall deliver any Notes which previously shall have been signed and delivered on behalf of the Issuer to the Fiscal Agent for authentication, and any Notes which such Successor Corporation thereafter shall cause to be signed and delivered to the Fiscal Agent for that purpose. All the Notes so issued shall in all respects have the same legal rank and benefit under this Agreement as the Notes theretofore or thereafter issued in accordance with the terms of this Agreement as though all such Notes had been issued at the date of the execution hereof. In case of any such merger, consolidation, transfer, sale or conveyance, such changes in phraseology and form (but not in substance) may be made in the Notes thereafter to be issued as may be appropriate.

          (b) The Fiscal Agent, subject to the provisions of Sections 10(c) and 10(d), may rely on the documents delivered by any Successor Corporation pursuant to this Section 12 as conclusive evidence that any such merger, consolidation, sale or conveyance complies with the provisions of this Section 12 and the Notes.

     13. (a) The Issuer may at any time call a meeting of the Holders of the Notes, to be held at such time and at such place as the Issuer shall determine, for any purpose referred to in paragraph 10(b) of the Terms. Notice of any meeting of Noteholders, setting forth the time and place of such meeting and in general terms the action proposed to be taken at such meeting, shall be published in accordance with paragraph 13 of the Terms at least twice in an Authorized Newspaper in New York City and in London and, so long as the Notes are listed by the Issuer on the Luxembourg Stock Exchange and such Exchange so requires, in Luxembourg, and shall be mailed to Holders of Registered Notes in accordance with paragraph 13 of the Terms, the first publication and such mailing to be not less than 20 nor more than 180 days prior to the date fixed for the meeting. To be entitled to vote at any meeting of Noteholders a person shall be (i) a Holder of one or more Notes or (ii) a person appointed by an instrument in writing as proxy by the Holder of one or more Notes. The only persons who shall be entitled to be present or to speak at any meeting of Noteholders shall be the persons entitled to vote at each meeting and their counsel and any representatives of the Issuer or the Fiscal Agent and their respective counsel.

          (b) The quorum requirements at any meeting of Noteholders are set forth in paragraph 10(c) of the Terms. No business shall be transacted in the absence of a quorum, unless a quorum is present when the meeting is called to order. In the absence of a quorum within 30 minutes after the time appointed for any such meeting, the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting. Notice of the reconvening of any adjourned meeting shall be given as provided above, except that such notice need be given only once but must be given not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage of the aggregate principal amount of the outstanding Notes which shall constitute a quorum.

          (c) Any Noteholder who has executed an instrument in writing appointing a person as proxy shall be deemed to be present for the purposes of determining a quorum and be deemed to have voted; provided, however, that such
                                                  --------  -------
Noteholder shall be considered as present or voting only with respect to the matters covered by such instrument in writing. Any resolution passed or decision taken at any meeting of Noteholders duly held in accordance with this Section 13 shall be binding on all the Noteholders whether or not present or represented at the meeting.

          (d) The holding of Bearer Notes shall be proved by the production of such Bearer Notes or by a certificate, satisfactory to the Issuer, executed by any bank, banker, trust company or recognized securities dealer, wherever situated, satisfactory to the Issuer. Each such certificate shall be dated and shall state that on the date thereof a Bearer Note bearing a specified serial number was deposited with or exhibited to such bank, banker, trust company or recognized securities dealer by the person named in such certificate. Any such certificate may be issued in respect of one or more Bearer Notes specified therein. The holding by the person named in any such certificate of any Bearer Note specified therein shall be presumed to continue for a period of one year from the date of such certificate unless at the time of any determination of such holding (i) another certificate bearing a later date issued in respect of the same Bearer Note shall be produced, (ii) the Bearer Note specified in such certificate shall be produced by some other person or (iii) the Bearer Note specified in such certificate shall have ceased to be outstanding. The appointment of any proxy shall be proved by having the signature of the person executing the proxy guaranteed by any bank, banker, trust company or recognized securities dealer satisfactory to the Issuer. The holding of Registered Notes shall be proved by the Note Register maintained in accordance with Section 5(a) or by a certificate or certificates of the Fiscal Agent in its capacity as the Issuer's agent for the maintenance of such books.

          (e) The Issuer shall appoint a temporary chairman of the meeting. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Holders of a majority in principal amount of the Notes represented at the meeting. At any meeting each Noteholder or proxy shall be entitled to one vote for each $1,000 principal amount of Notes held or represented by him; provided, that no vote shall be cast or counted at any meeting in respect of any Note challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote except as a Noteholder or proxy. Any meeting of Noteholders duly called at which a quorum is present may be adjourned from time to time, and the meeting may be held as so adjourned without further notice.

          (f) The vote upon any resolution submitted to any meeting of Noteholders shall be by written ballot on which shall be subscribed the signatures of the Noteholders or proxies and on which shall be inscribed the serial number or numbers of the Notes held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Noteholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was published as provided above. The record shall be signed and verified by the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Issuer and the other to the Fiscal Agent to be preserved by the Fiscal Agent, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

          14.  (a)  Subject to and upon compliance with the provisions of this
Section 14, the Holder of any Note shall have the right at his option, at any time on or after the Exchange Date and prior to the close of business on November 8, 2000 (or if such Note is called for redemption, then to and including but not after the close of business on the Redemption Date for such Note unless the Issuer shall default in the payment due upon redemption thereof), to convert any Bearer Note, and to convert any Registered Note or portion thereof which is $1,000 or any multiple integral thereof (provided that the unconverted portion of any Restricted Note shall not be less than $250,000), into that number of fully paid and nonassessable shares of Common Stock obtained by dividing the principal amount of the Note or portion thereof surrendered for conversion by the conversion price specified in paragraph 6 of the Terms (as the same may be adjusted from time to time as hereinafter provided) and rounding the result to the nearest 1/100th of a share, by surrender of the Note to be converted in whole or in part in the manner provided in Section 14(b). Provisions of this Agreement that apply to conversion of a Note in whole also apply to conversion of a portion of it. For purposes of this Agreement, "Common Stock" means the common stock, par value $1.00 per share, of the Issuer, and "conversion price" means the conversion price specified in paragraph 6 of the Terms as the same may be adjusted from time to time as hereinafter provided. In case by reason of the operation of this Section 14, the Notes shall be convertible into any other shares or other securities or property of the Issuer or any other corporation, any reference in this Agreement or the Notes to the conversion of Notes pursuant to Section 14 shall be deemed to refer to and include conversion of Notes into such other shares or other securities or property.

          (b) In order to exercise the conversion privilege, the Holder of any Note to be converted in whole or in part shall surrender such Note, together in the case of Bearer Notes with all unmatured Coupons, duly endorsed or assigned to the Issuer in blank. In the case of the Registered Notes, such Note may be surrendered, at the option of the Holder, at the Corporate Trust Office of the Fiscal Agent or, subject to applicable laws and regulations, at the office of any Conversion Agent that may be appointed by the Issuer, and, in the case of Bearer Notes, subject to applicable laws and regulations, at the office of the Chemical Bank, 125 London Wall, London EC2Y 5AJ, England or Banque Internationale a Luxembourg S.A., 2 Boulevard Royale, L-2953 Luxembourg or at the office of any other Conversion Agent appointed by the Issuer outside the United States, accompanied by the funds, if any, required by the antepenultimate paragraph of this Section 14(b), and shall give a duly completed written notice of conversion in substantially the form provided on the Notes (or, in the case of the conversion of DTC Notes, in substantially the form attached as Exhibit G hereto) to the Issuer at such office that the Holder elects to convert such Note or the portion thereof specified in said notice. Such notice shall also state the name or names (with address or addresses) in which the certificate or certificates for the Common Stock which shall be issuable on such conversion shall be issuable (unless issuable in the name of the Holder of the Note surrendered for conversion), and shall be accompanied by payment of transfer taxes, if required pursuant to Section 14(g). Bach Note surrendered for conversion shall, unless the shares issuable on conversion are to be issued in the same name as the Holder of such Note, be duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Fiscal Agent or any such Conversion Agent, as the case may be, and duly executed by the Holder thereof or his attorney duly authorized in writing. If the shares of Common Stock issuable upon conversion of any Restricted Note are not to be issued in the same name as the Holder of such Restricted Note, or if any portion of a DTC Note is to be converted, prior to the Resale Restriction Termination Date with respect thereto, the converting Holder or beneficial owner must complete, sign and deliver to the Registrar or a Transfer Agent a Transfer Certificate and, if the transfer is being made to an Institutional Accredited Investor, the transferee must, prior to such transfer, sign and deliver to the Registrar or a Transfer Agent a certificate substantially in the form of Exhibit I hereto and such shares of Common Stock or Note certificates shall only be issuable in compliance with the same restrictions on transfer as are applicable to the transfer of Restricted Notes pursuant to Section 5(h) hereof. Notwithstanding the foregoing, if conversion at all Conversion Agents outside the United States is illegal or effectively precluded because of the imposition of exchange controls or similar restrictions, Bearer Notes may be surrendered for conversion at the Corporate Trust Office of the Fiscal Agent. The "Corporate Trust Office" means the principal office of the Fiscal Agent in New York, New York at which at any particular time its corporate trust business shall be administered except that, with respect to the presentation of Notes for payment or registration of transfer or exchange or conversion, such term means the office or agency of the Fiscal Agent in said city at which at any particular time its corporate trust agency business shall be conducted.

          As promptly as practicable after the surrender of any such Note and the receipt of such notice and other documents and funds, if any, as aforesaid, the Issuer shall issue and shall deliver at such office to such Holder or, on his written order, to his order, a certificate or certificates for the number of full shares issuable upon the conversion of such Note or (if a Registered Note) portion thereof in accordance with the provisions of this
Section 14 and a check or cash in respect of any fractional interest in respect of the Common Stock arising upon such conversion as provided in Section 14(c). In case any Registered Note in a denomination greater than $1,000 shall be surrendered for partial conversion and subject to Section 3, the Issuer shall execute and the Fiscal Agent shall authenticate and deliver to or upon the written order of the Holder of the Note so surrendered, without charge to such Holder, a new Note or Notes in authorized denominations in an aggregate principal amount equal to the unconverted portion of the surrendered Note.

          Each conversion shall be deemed to have been effected on the date (a "Conversion Date") on which such Note shall have been surrendered (accompanied by the funds, if any, required by the next paragraph of this Section 14(b)) and such notice and other required documents, if any, shall have been received by the Issuer as aforesaid, and the person in whose name any certificate or certificates for the Common Stock shall be issuable upon such conversion shall be deemed to have become on said date the Holder of record of the shares represented thereby; provided, however, that any such surrender on any date when
                     --------  -------
the stock transfer books of the Issuer shall be closed shall be effective, for purposes of the determination of the record Holder of such Common Stock, on the next succeeding day on which such stock transfer books are open, but such conversion shall be at the conversion price in effect on the date upon which such Note shall have been surrendered.

          Any Registered Note or portion thereof surrendered for conversion during the period from the close of business on the Regular Record Date for any Interest Payment Date to the opening of business on such Interest Payment Date shall (unless such Registered Note or the portion thereof being converted shall have been called for redemption on a date in such period) be accompanied by payment of an amount equal to the interest otherwise payable on such Interest Payment Date on the principal amount being converted; provided, however, that no
                                                      --------  -------
such payment need be made if there shall exist at the time of conversion a default in the payment of interest on the Notes. An amount equal to such payment shall be paid by the Issuer on such Interest Payment Date to the Holder of such Registered Note on such Regular Record Date, except as otherwise provided on the face of the Registered Notes in respect of the payment of defaulted interest. Except as provided above in this Section 14(b), no adjustment shall be made for interest accrued on any Note converted or for dividends on any shares issued upon the conversion of such Note as provided in this Section 14.

          Upon any such conversion of all or a portion of a DTC Note, the DTC Note shall be endorsed by or on behalf of the Fiscal Agent to reflect the reduction of its principal amount by an amount equal to the aggregate principal amount so converted. Upon surrender of a Registered Note that is converted in part only, the Issuer shall execute and the Fiscal Agent shall authenticate a new Registered Note equal in principal amount to the unconverted portion of the Registered Note surrendered.

          Coupons appertaining to any Note surrendered for conversion but in default on the Conversion Date shall continue to be payable as provided in this Agreement notwithstanding the conversion of such Note.

          (c) No fractional Common Stock or scrip representing fractional shares shall be issued upon conversion of the Notes. If more than one Note shall be surrendered for conversion at one time by the same Holder, the number of full shares which shall be issuable upon conversion shall be computed on the basis of the aggregate principal amount of the Notes (or specified portions thereof to the extent permitted hereby) so surrendered. If any fractional shares of stock would be issuable upon the conversion of any Note or Notes, the Issuer shall make an adjustment therefor in cash equal to the amount obtained by multiplying such fraction by the market price of a share of Common Stock. Solely for purposes of this Section 14(c), the "market price" of a share of a Common Stock means the last reported sale price of the Common Stock on the New York Stock Exchange Composite Tape on the date on which the Notes (or specified portions thereof) are deemed to have been converted (or, if such date is not a trading day, on the next preceding trading day) and rounding the result to the nearest cent. In the absence of such quotation, the Issuer shall determine the current market value on the basis of such quotations as it considers appropriate.

          (d) The initial conversion price shall be as specified in paragraph 6 of the Terms, and shall be subject to adjustment from time to time as provided in this Section 14.

          (e) The terms of conversion shall be adjusted from time to time as follows:

                    (i) In case at any time after October 25, 1993, the Issuer shall (a) pay a dividend or make a distribution on its Common Stock in shares of its Common Stock (b) subdivide its outstanding shares of Common Stock into a greater number of shares, (c) combine its outstanding shares of Common Stock into a smaller number of shares, (d) make a distribution on its Common Stock in shares of its capital stock other than Common Stock, or
     (e) issue by reclassification of its Common Stock any shares of its capital stock, the conversion privilege and the conversion price in effect immediately prior thereto will be adjusted so that the Holder of any Note thereafter converted shall be entitled to receive the number of shares of capital stock of the Issuer which he would have owned or have been entitled to receive immediately after the happening of any of the events described in clauses (a) through (e) above had such Note been converted immediately prior to the happening of such event. An adjustment made pursuant to this clause (i) shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification. If, as a result of an adjustment made pursuant to this clause (i), the Holder of any Note thereafter surrendered for conversion shall become entitled to receive shares of two or more classes of capital stock of the Issuer, the Board of Directors of the Issuer or any committee of the Board of Directors duly authorized to act thereunder (whose determination shall be conclusive and shall be described in a written statement filed with the Fiscal Agent) shall determine the allocation of the adjusted conversion price between or among the classes of capital stock. After such allocation, the conversion privilege and the conversion price of each class of capital stock shall thereafter be subject to adjustment on terms comparable to those applicable to the Common Stock in this Section 14. Solely as used in this clause (i) and the last paragraph of clause (iii) below, "capital stock" of any person means any and all common stock, preferred stock and other capital stock (however designated) of such person.

                    (ii) In case at any time after October 25, 1993, the Issuer shall (A) distribute any rights or warrants to all holders of its Common Stock entitling them (for a period expiring within 45 days after the record date mentioned below) to subscribe for or purchase shares of Common Stock or securities convertible into or exchangeable for Common Stock at a price per share (or having a conversion or exchange price per share) less than the current market price per share of the Common Stock at the record date for the determination of stockholders entitled to receive such rights or warrants or (B) issue shares of Common Stock for cash or securities convertible into or exchangeable for Common Stock to any person at a price per share (or having a conversion or exchange price per share) less than the current market price per share on the date of issuance (except in the case of Common Stock or securities convertible into or exchangeable for Common Stock issued in a bona fide public offering pursuant to a firm commitment underwriting, in which case no adjustment of the conversion price will be required), the conversion price shall be adjusted in accordance with the formula:


                               (NxP)
                              ------
                 C'= C x  O  +  M
                          -------
                            O+N

     where:

     C'   =    the adjusted conversion price.
     C    =    the current conversion price.
     O    =    the number of shares of Common Stock outstanding on the record date or date of issuance, as applicable.
     N    =    the number of additional shares of Common Stock offered or issuable upon conversion or exchange.
     P    =    the offering, conversion or exchange price per share of the additional shares.
     M    =    the current market price (as defined in clause (iv) below) per share of Common Stock on the record date or date of issuance as applicable.

          Under clause (A) above, the adjustment shall become effective immediately after the record date for the determination of stockholders entitled to receive the rights or warrants; provided, however, that, in the
                                                 --------  -------
     event that all the shares of Common Stock offered for purchase are not delivered upon the exercise of such rights or warrants, upon the expiration of such rights or warrants the conversion price shall be immediately readjusted to be what it would have been if "N" in the above formula had been the number of shares actually issued. Under clause (B) above, the adjustment shall be made whenever any such securities are issued and shall become effective on the day such securities are issued.

          In the event that (1) the Issuer shall enter into an agreement to acquire all or any portion of a business as a going concern, in an arm's length transaction between the Issuer and an unaffiliated third party, whether such acquisition shall be effected by purchase of assets, exchange of securities, merger, consolidation or otherwise, and (2) such agreement shall provide for the Issuer to issue securities convertible into or exchangeable for Common Stock to acquire, or in the acquisition of, such business or portion thereof, as the case may be, and (3) such agreement shall specify a fixed price per share at which such securities are convertible into or exchangeable for Common Stock, then for purposes of this clause (iii), the term "date of issuance", when used with respect to such securities, means the date on which the Issuer shall have entered into such agreement; provided, however, that, if the issuance of such securities
                     --------  -------
     shall require an adjustment to the conversion price pursuant to clause (B) above, then such adjustment shall only be made if and whenever any such securities are issued and shall become effective on the day such securities are issued.

               (iii) In case at any time after October 25, 1993, the Issuer distributes to all holders of its Common Stock any of its assets or debt securities or any rights or warrants to purchase assets or securities of the Issuer (including securities or cash, but excluding (x) distributions of Common Stock referred to in clause (i) above and distributions of rights or warrants referred to in clause (ii) above and (y) cash dividends or other cash distributions that are paid out of consolidated current net earnings or earnings retained in the business as shown on the books of the Issuer), the conversion price shall be adjusted in accordance with the formula:

                                           M - F
                                           -----
                                 C' = C x   M


     where:

     C'   =    the adjusted conversion price.

     C    =    the current conversion price.

     M    =    the current market price per share of Common Stock on the record date mentioned below.
     F    =    the fair market value on the record date of the assets,
               securities, rights or warrants applicable to one share of Common
               Stock. The Board of Directors of the Issuer (or any duly authorized committee thereof) shall determine the fair market

          The adjustment shall become effective immediately after the record date for the determination of shareholders entitled to receive the distribution to which this clause (iii) applies. For purposes of subclause
     (y) above, a cash dividend or other cash distribution shall be deemed to have been paid out of consolidated current net earnings if the aggregate amount of all such cash dividends and other cash distributions for any twelve month period do not exceed consolidated current net earnings for such period.

          As used in this clause (iii), "consolidated current net earnings" means, for any period, the greater of (x) 100% of the real estate investment trust taxable income (as defined in the Code) of the Issuer and its consolidated subsidiaries for such period (determined without regard to the deduction for dividends paid but including net capital gains (as defined in the Code) for such period), net of applicable taxes, all computed on a consolidated basis in accordance with the provisions of the Code and the regulations thereunder applicable at the time of such computation, and (y) 115% of the sum of cash flow from operations plus gains (or minus losses, as the case may be) from the sale or other disposition of real estate, of the Issuer and its consolidated subsidiaries for such period, determined on a consolidated basis; "cash flow from operations" means, for any period, consolidated net income (or loss), plus all non-cash items deducted and minus all non-cash items added to revenues in determining consolidated net income (loss), and excluding gains and losses on the sale or other disposition of real estate, of the Issuer and its consolidated subsidiaries for such period, computed on a consolidated basis; and "earnings retained in the business" means, at any date, cumulative cash flow from operations, plus gains on the sale or other disposition of real estate, minus losses on the sale or other disposition of real estate, of the Issuer and its consolidated subsidiaries for the period (the "Subject Period") from May 23, 1985 to such date, less cumulative dividends and distributions paid on capital stock by the Issuer and its consolidated subsidiaries during the Subject Period, all determined on a consolidated basis.

               (iv)  Solely for the purpose of any computation under clauses
     (ii) and (iii) above, the "current market price" per share of the Common Stock at any date shall be deemed to be the average of the last reported sale prices of the Common Stock on the New York Stock Exchange Composite Tape for 30 consecutive trading days commencing 45 trading days before the date in question. In the absence of one or more such quotations, the Issuer shall determine the current market price on the basis of such quotations as it considers appropriate.

               (v) No adjustment in the conversion price shall be required unless such adjustment would require a decrease or, to the extent permitted by clause (vi) below, increase of at least 1% in such price; provided,
                                                                  --------
     however, that any adjustments which by reason of this clause (v) are not
     -------
     required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 14 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

               (vi) No upward adjustment in the conversion price will be made except in the event of a reverse stock split of the Common Stock of the Issuer. In addition, no adjustment need be made for (x) rights to purchase Common Stock pursuant to a plan of the Issuer for reinvestment of dividends on the Common Stock, (y) issuances of shares of Common Stock to officers, directors or employees of the Issuer pursuant to any benefit plan now in existence or hereafter approved by shareholders of the Issuer or (z) for a change in par value or no par value of the Common Stock. To the extent that Notes become convertible into cash, no adjustment need be made thereafter as to the cash and interest will not accrue on the cash.

               (vii) Whenever the conversion price is adjusted, the Issuer shall promptly give notice of such adjustments to Noteholders and shall file with the Fiscal Agent and each Conversion Agent a certificate from the Issuer's independent public accountants briefly stating the facts requiring the adjustment and the manner of computing it. The certificate shall be conclusive evidence that the adjustment is correct.

               (viii) The Issuer from time to time may reduce the conversion price by any amount for any period of time if the period is at least 20 days and if the reduction is irrevocable during the period. Whenever the conversion price is so reduced, the Issuer shall give notice of such reduction to Noteholders, the Fiscal Agent and the Conversion Agents at least 15 days before the date the reduced conversion price takes effect. The notice shall state the reduced conversion price and the period it will be in effect. A reduction of the conversion price does not change or adjust the conversion price otherwise in effect for purposes of calculating adjustments required pursuant to clauses (i), (ii) and (iii) above.

               (ix) If (A) the Issuer takes any action that would require an adjustment in the conversion price pursuant to clause (i), (ii) or (iii) above; (B) the Issuer takes any action that would require a supplemental agreement pursuant to Section 5(f) below; or (C) there is a liquidation or dissolution of the Issuer, the Issuer shall give notice to Noteholders stating the proposed record date for a dividend or distribution or the proposed effective date of a subdivision, combination, reclassification, consolidation, merger, transfer, liquidation or dissolution. The Issuer shall give the notice at least 15 days before such date. Failure to give the notice or any defect in it shall not affect the validity of the transaction.

          (f) If the Issuer is a party to a transaction subject to Section 8 of the Terms or a merger which reclassifies or changes its outstanding Common Stock, the person obligated to deliver securities, cash or other assets upon conversion of the Notes shall enter into a supplemental fiscal agency agreement. If the issuer of securities deliverable upon conversion of the Notes is an Affiliate (as defined below) of the surviving or transferee corporation, that issuer shall join in the supplemental fiscal agency agreement. The supplemental fiscal agency agreement shall provide that the Holder of a Note may convert it into the kind and amount of securities, cash or other assets which such Holder would have owned immediately after the consolidation, merger or transfer if such Holder had converted the Note immediately before the effective date of the transaction. The supplemental fiscal agency agreement shall provide for adjustments which shall be as nearly equivalent as may be practical to the adjustments provided for in this Section 14. The successor Issuer shall give Noteholders a notice briefly describing the supplemental fiscal agency agreement. The term

"Affiliate" means, with respect to any person, any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such person. For the purpose of this definition, "control" when used with respect to any specified person means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          If this Section 14(f) applies, Section 14(e)(i) does not apply.

          (g) The issue of certificates representing Common Stock on conversions of the Notes shall be made without charge to the converting Holder for any tax, duties or other charges except that the converting Holder shall be required to pay any tax or duty which may be payable in respect of (i) any transfer involved in the issue and delivery of Common Stock in any name other than that of the Holder and (ii) any tax arising under Section 897 or 1445 of the Internal Revenue Code of 1986, without receiving any Additional Amounts with respect thereto, and the Issuer shall not be required to issue or deliver any such certificate representing Common Stock unless and until the person or persons requesting the issue thereof shall have paid to the Issuer the amount of such tax or duty or shall have established to the satisfaction of the Issuer that such tax has been paid.

          (h) The Issuer shall provide, free from preemptive rights, out of its authorized but unissued shares, or out of shares held in its treasury, sufficient shares to provide for the conversion of the Notes from time to time as such Notes are presented for conversion. Before taking any action which would cause an adjustment reducing the conversion price below the then par value, if any, of the Common Stock issuable upon conversion of the Notes, the Issuer will take all action which may, in the opinion of its counsel, be necessary in order that the Issuer may validly and legally issue such Common Stock at such adjusted conversion price. The Issuer covenants that all the Common Stock which may be issued upon conversion of the Notes will upon issue be duly authorized, validly issued, fully paid and nonassessable, and free from all preemptive rights. The Issuer covenants that if any Common Stock to be provided for the purpose of conversion of the Notes hereunder requires registration, including without limitation registration pursuant to the 1933 Act, with or approval of any governmental authority under any Federal or state law before such shares may be issued upon conversion, the Issuer will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be. The Issuer further covenants that, so long as the Common Stock shall be listed on the New York Stock Exchange or any other national securities exchange in the United States, if permitted by the rules of such exchange, the Issuer will, in good faith and as expeditiously as possible, list and keep listed and for sale so long as the Common Stock shall be so listed on all such exchanges, upon official notice of issuance, all Common Stock issuable upon conversion of the Notes.

          (i) Neither the Fiscal Agent nor any Conversion Agent shall at any time be under any duty or responsibility to any Holder of a Note to determine whether any facts exist which may require any adjustment of the conversion price, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, herein or in any supplemental fiscal agency agreement provided to be employed, in making the same. Neither the Fiscal Agent nor any Conversion Agent shall be accountable with respect to the validity or value (or the kind or amount) of any Common Stock, or of any securities or property, which may at any time be issued or delivered upon the conversion of any Note; and neither the Fiscal Agent nor any Conversion Agent makes any representation with respect thereto. Neither the Fiscal Agent nor any Conversion Agent shall be responsible for any failure of the Issuer to issue, transfer or deliver any Common Stock or other securities or property or cash upon the surrender of any Notes for the purpose of conversion or to comply with any of the covenants of the Issuer contained in this Section 14.

          (j) Notwithstanding anything to the contrary in this Section 14, a Holder may not convert any Note, and such Note shall not be convertible by the Holder if, as a result of such conversion, any person would then beneficially own, directly or indirectly, more than 9.9% of the outstanding Common Stock of the Issuer. For purposes of this Section 14(j) calculations as to the Holder's beneficial ownership of the Common Stock of the Issuer will include shares of Common Stock issuable upon conversion of Notes owned by such Holder, but shall exclude shares of Common Stock issuable upon conversion of Notes held by other persons. Any attempted conversion of Notes by a Holder in contravention of this
Section 14(j) shall be null and void ab initio as to such Holder and neither
                                     -- ------
such Holder nor any intended transferee will acquire any rights or economic interest in the Common Stock issuable upon conversion. For purposes of the conversion limitations in this Section 14(j), beneficial ownership shall include actual ownership as well as constructive ownership as set forth in both Code
Section 544 (as modified by Code Section 856(h)(1)) and Code Section 318(a) (as modified by Code Section 856(d)(5)). Each Note shall bear a legend setting forth the foregoing limitation on conversion of Notes.

          (k) Any determination that the Issuer, the Board of Directors of the Issuer or any duly authorized committee of the Board of Directors must make pursuant to Section 14(c), 14(e)(i), 14(e)(iii) or 14(e)(iv) is conclusive.

          (l) As provided in the Terms, delivery of Common Stock upon conversion of the Notes and payment of cash, if any, in lieu of fractional shares upon conversion of Notes will be made only upon delivery by the Holder of a written certification to the effect set forth in clause (B) of the second paragraph of the form of conversion notice attached as Exhibit G hereto (which may be the certification set forth on the reverse of the Notes). The Issuer will provide to the Fiscal Agent and each Conversion Agent an adequate supply of conversion notices in the form of Exhibit G hereto and will cause them to provide such forms to Holders upon request.

          15. The Issuer will pay all stamp or other documentary taxes or duties, if any, to which the execution or delivery of this Agreement or the issuance of the Notes or Coupons may be subject.

          16. This Agreement and the Notes and Coupons may be modified or amended by the parties hereto, without the consent of the Holder of any Note or Coupon appertaining thereto, for the purpose of (a) adding to the covenants of the Issuer for the benefit of the Holders of Notes or Coupons or surrendering any right or power conferred upon the Issuer; (b) providing for the payment of principal and interest in respect of Bearer Notes in the United States under the circumstances described on the face of the Bearer Notes or providing for the conversion of Bearer Notes in the United States under the circumstances described in Section 6 of the Terms; (c) effecting any succession or assumption as described under paragraph 8(a) of the Terms; (d) providing for the conversion rights of the Holders of the Notes pursuant to Section 14(f); or (e) curing any ambiguity or correcting or supplementing any defective provision contained therein or in the Notes or Coupons or making any other provision which the Issuer and the Fiscal Agent may deem necessary or desirable and which, in any such case, will not adversely affect the Holders of the Notes and Coupons in any material respect. This Agreement may be amended by the parties hereto, with the consent of the Holders of the Notes as provided in paragraph 10 of the Terms, for any other purpose.

          17. For purposes of determining whether the holders of the requisite principal amount of Notes have given any consent, request, demand or waiver or taken any other action under or with respect to this Agreement, the Notes or the Coupons appertaining thereto, and for purposes of determining whether a quorum is present at any meeting of Holders, all Notes owned by the Issuer or any of its "affiliates" (as defined in Rule 405 under the 1933 Act) shall be disregarded and not deemed outstanding.

          18. All notices hereunder shall be deemed to have been given when sent be certified or registered mail, postage prepaid, addressed to Party hereto as follows:

          Issuer............. Health Care Property Investors, Inc.
                              10990 Wilshire Boulevard
                              Suite 1200
                              Los Angeles, California 90024
                              Attention:  Corporate Secretary


          Fiscal Agent....... Chemical Bank
                              450 West 33rd Street
                              New York, New York 10001
                              Attention:  Corporate Trust Department

or at any other address of which either of the foregoing shall have notified the other in writing.

          19. This Agreement, the Notes and the Coupons shall be construed in accordance with and governed by the laws of the State of California.

          20. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Such counterparts shall together constitute but one and the same instrument.

          21. The Issuer hereby confirms that it has appointed Chemical Bank, at its office in The City of New York, as Registrar and as a Paying Agent, Transfer Agent and Conversion Agent; Chemical Bank at its London office as a Paying Agent, Transfer Agent and Conversion Agent; and Banque Internationale a Luxembourg S.A. at its Luxembourg office, as a Paying Agent, Transfer Agent and Conversion Agent, subject in each case to the Company's right to remove the Registrar or any such agent or to appoint co-Registrars and other such agents, and to vary the terms of appointment and the office through which the Registrar or any such agent acts, all on the terms provided in this Agreement and the Notes.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed under its seal as of the day and year first above written.

                                    HEALTH CARE PROPERTY
                                    INVESTORS, INC.
[SEAL]

                                    by  ____________________________
                                        Title:


                                    CHEMICAL BANK


                                    by  ____________________________
                                        Title:

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                    HEALTH CARE PROPERTY
                                    INVESTORS, INC.
[SEAL]

                                    by  ____________________________
                                        Title:


                                    CHEMICAL BANK


                                    by  ____________________________
                                        Title:

                                                                     EXHIBIT A-1



                   [FORM OF FACE OF DEFINITIVE BEARER NOTE]

          ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE UNITED STATES INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

          THE ISSUER, THE REGISTRAR AND ANY TRANSFER AGENT MAY REFUSE TO EXCHANGE OR REGISTER THE TRANSFER OF ANY OF THE ISSUER'S 6% CONVERTIBLE SUBORDINATED NOTES DUE 2000 (THE "NOTES") IF SUCH TRANSFER (A) WOULD, OR IN THE DETERMINATION OF THE BOARD OF DIRECTORS OF THE ISSUER MIGHT, RESULT IN A SINGLE PERSON BENEFICIALLY OWNING (OR UPON CONVERSION OF ANY NOTES THEREUPON OWNING) DIRECTLY OR INDIRECTLY MORE THAN 9.9% OF THE ISSUER'S COMMON STOCK (INCLUDING COMMON STOCK ISSUABLE UPON CONVERSION OF NOTES HELD BY THAT PERSON BUT NOT COMMON STOCK ISSUABLE UPON CONVERSION OF NOTES HELD BY OTHERS) OR (B) WOULD CAUSE THE ISSUER TO FAIL TO MEET ANY REQUIREMENT NECESSARY FOR THE CONTINUED QUALIFICATION OF THE ISSUER AS A REAL ESTATE INVESTMENT TRUST UNDER THE CODE. IN ADDITION, THE HOLDER HEREOF MAY NOT CONVERT THIS NOTE, AND THIS NOTE SHALL NOT BE CONVERTIBLE BY THE HOLDER, IF AS A RESULT OF SUCH CONVERSION ANY PERSON WOULD BENEFICIALLY OWN, DIRECTLY OR INDIRECTLY, MORE THAN 9.9% OF THE ISSUER'S OUTSTANDING COMMON STOCK. ANY EXCHANGE OR REGISTRATION OF TRANSFER OF THIS NOTE IN CONTRAVENTION OF THE SECOND PRECEDING SENTENCE, OR ATTEMPTED CONVERSION OF THIS NOTE IN CONTRAVENTION OF THE IMMEDIATELY PRECEDING SENTENCE, SHALL BE NULL AND VOID AB INITIO AS TO THE HOLDER, THE TRANSFEROR AND THE INTENDED TRANSFEREE, AS THE CASE MAY BE, OF THIS NOTE, AND, IN THE CASE OF AN ATTEMPTED EXCHANGE OR REGISTRATION OF TRANSFER, THE INTENDED TRANSFEREE WILL ACQUIRE NO RIGHTS OR ECONOMIC INTERESTS WHATSOEVER IN THIS NOTE AND, IN THE CASE OF AN ATTEMPTED CONVERSION, NEITHER THE HOLDER NOR ANY INTENDED TRANSFEREE WILL ACQUIRE ANY RIGHTS OR ECONOMIC INTERESTS IN THE COMMON STOCK OF THE ISSUER ISSUABLE UPON SUCH CONVERSION. FOR PURPOSES OF THIS PARAGRAPH, BENEFICIAL OWNERSHIP SHALL INCLUDE ACTUAL OWNERSHIP AS WELL AS CONSTRUCTIVE OWNERSHIP AS SET FORTH IN BOTH CODE SECTION 544 (AS MODIFIED BY CODE SECTION 856(h)(1)) AND CODE SECTION 318(a) (AS MODIFIED BY CODE SECTION 856(d)(5)).

                                     A-1-1

No. B-                                                               U.S. $5,000

                     HEALTH CARE PROPERTY INVESTORS, INC.

                  6% Convertible Subordinated Notes due 2000

          HEALTH CARE PROPERTY INVESTORS, INC., a corporation duly organized and existing under the laws of the State of Maryland (the "Issuer," which term includes any successor thereto under the terms of the Notes and the Fiscal Agency Agreement), for value received, hereby promises to pay to the bearer upon presentation and surrender hereof the principal sum of FIVE THOUSAND UNITED STATES DOLLARS (U.S. $5,000) on November 8, 2000, and to pay interest, semi-annually in arrears on May 8 and November 8 of each year (each, an "Interest Payment Date"), commencing May 8, 1994, on said principal sum at the rate of 6% per annum, calculated based upon a 360-day year of twelve thirty-day months, from and including the date hereof until payment of said principal sum has been made or duly provided for. Such payments shall be made, subject to any laws or regulations applicable thereto and to the right of the Issuer (limited as provided in the Fiscal Agency Agreement) to terminate the appointment of any such Paying Agent, at the office of Chemical Bank, London office or at the office of Banque Internationale a Luxembourg S.A., Luxembourg office, or at such other offices or agencies outside the United States (as defined below) as the Issuer may designate, and at which, at the option of the Holder, such payment will be made either by United States Dollar check drawn on a bank in The City of New York or (upon receipt by the Fiscal Agent or a Paying Agent of appropriate transfer instructions) by transfer to a United States Dollar account maintained by the Holder hereof with a bank located outside the United States. Interest on this Note due on or before maturity shall be payable only upon presentation and surrender at such an office or agency of the interest coupons hereto attached as they severally mature; provided, however, that interest accrued from and
                       --------  -------
including the Interest Payment Date next preceding any Redemption Date for this Note, if such Redemption Date is not an Interest Payment Date, shall be paid only upon presentation and surrender of this Note. No payment of principal of or interest on this Note shall be made at the Corporate Trust Office of the Fiscal Agent under the Fiscal Agency Agreement or at any other office or agency of the Issuer in the United States or by check mailed to any address in the United States or by transfer to an account maintained with a bank located in the United States; provided, however, that payment of principal of and interest on this
        --------  -------
Note may be made at the Corporate Trust Office of the Fiscal Agent in The City of New York, if (but only if) payment of the full amount of such principal or interest, as the case may be, at all offices outside the United States maintained for such purpose by the Issuer in accordance with the Fiscal Agency Agreement is illegal or effectively precluded because of exchange controls or other similar restrictions on the full payment or receipt of such amounts in United States Dollars, as determined by the Issuer.

          For purposes of this Note, "United States" means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction, and a "United States Alien" means any person that, for United States federal income tax purposes, is neither treated as a citizen or resident of the

                                     A-1-2

United States, nor a corporation, partnership or other entity created or organized in or under the laws of the United States or of any political subdivision thereof nor an estate or trust the income of which is subject to United States federal income tax regardless of source.

          The Terms and Conditions of the Notes endorsed on the reverse hereof shall for all purposes have the same effect as though fully set forth at this place, and capitalized terms used above and not otherwise defined shall have the meanings ascribed thereto in such Terms and Conditions. All references herein to "dollars," "Dollars," "$" and "U.S. $" are to such coin or currency of the United States of America as at the time shall be legal tender for payment of public and private debts.

          Neither this Note nor any interest coupon attached hereto shall be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been manually signed by the Fiscal Agent.

          IN WITNESS WHEREOF, HEALTH CARE PROPERTY INVESTORS, INC. has caused this instrument to be duly executed under its seal and duly executed interest coupons to be attached hereto.

Dated:  November 8, 1993

                                             HEALTH CARE PROPERTY
                                             INVESTORS, INC.

[SEAL]

                                             By_________________________________
                                                Title:


                                             By_________________________________
                                                Title:

                                     A-1-3

                         CERTIFICATE OF AUTHENTICATION


          This is one of the Notes described in the within-mentioned Fiscal Agency Agreement.

                                             CHEMICAL BANK,
                                             as Fiscal Agent


                                             By:________________________________
                                                Authorized Officer

                                     A-1-4

                                                                     EXHIBIT A-2

                 [FORM OF FACE OF DEFINITIVE REGISTERED NOTE]

          THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION./1/

          THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH NOTE, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS THREE YEARS AFTER THE LATER OF THE EXCHANGE DATE (AS DEFINED IN THE FISCAL AGENCY AGREEMENT REFERRED TO HEREIN) AND THE LAST DATE ON WHICH THE ISSUER OR ANY "AFFILIATE" (AS DEFINED IN RULE 144 PROMULGATED UNDER THE 1933 ACT) OF THE ISSUER WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF THIS NOTE) ONLY TO A PERSON THAT IS NOT AN "AFFILIATE" OR ACTING ON BEHALF OF AN "AFFILIATE" OF THE ISSUER AND ONLY (A) TO THE ISSUER, (E) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT, (C) TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE 1933 ACT, (E) TO AN INSTITUTIONAL INVESTOR WHICH IS AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (a)(1),
(a)(2), (a)(3) OR (a)(7) OF RULE 501 UNDER THE 1933 ACT THAT IS ACQUIRING THE NOTE FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION IN VIOLATION OF THE 1933 ACT, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT (SUBJECT IN EACH OF THE FOREGOING CASES TO ANY REQUIREMENT OF LAW THAT THE DISPOSITION OF A TRANSFEREE'S PROPERTY BE AT ALL TIMES WITHIN ITS CONTROL), AND SUBJECT TO THE ISSUER'S, THE REGISTRAR'S AND ANY TRANSFER AGENT'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL SATISFACTORY TO EACH OF THEM, AND IN EACH OF THE FOREGOING CASES A CERTIFICATE IN THE FORM


_____________________

1. For inclusion on Restricted Notes (as defined in Section 4(e) of the Fiscal Agency Agreement referred to on the reverse hereof) only.

                                     A-2-1

APPEARING ON THE REVERSE OF THIS NOTE IS DELIVERED BY THE TRANSFEROR TO THE REGISTRAR OR A TRANSFER AGENT. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE./1/

          THE ISSUER, THE REGISTRAR AND ANY TRANSFER AGENT MAY REFUSE TO EXCHANGE OR REGISTER THE TRANSFER OF ANY OF THE ISSUER'S 6% CONVERTIBLE SUBORDINATED NOTES DUE 2000 (THE "NOTES") IF SUCH TRANSFER (A) WOULD, OR IN THE DETERMINATION OF THE BOARD OF DIRECTORS OF THE ISSUER MIGHT, RESULT IN A SINGLE PERSON BENEFICIALLY OWNING (OR UPON CONVERSION OF ANY NOTES THEREUPON OWNING) DIRECTLY OR INDIRECTLY MORE THAN 9.9% OF THE ISSUER'S COMMON STOCK (INCLUDING COMMON STOCK ISSUABLE UPON CONVERSION OF NOTES HELD BY THAT PERSON BUT NOT COMMON STOCK ISSUABLE UPON CONVERSION OF NOTES HELD BY OTHERS) OR (B) WOULD CAUSE THE ISSUER TO FAIL TO MEET ANY REQUIREMENT NECESSARY FOR THE CONTINUED QUALIFICATION OF THE ISSUER AS A REAL ESTATE INVESTMENT TRUST UNDER THE UNITED STATES INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"). IN ADDITION, THE HOLDER HEREOF MAY NOT CONVERT THIS NOTE, AND THIS NOTE SHALL NOT BE CONVERTIBLE BY THE HOLDER, IF AS A RESULT OF SUCH CONVERSION ANY PERSON WOULD BENEFICIALLY OWN, DIRECTLY OR INDIRECTLY, MORE THAN 9.9% OF THE ISSUER'S OUTSTANDING COMMON STOCK. ANY EXCHANGE OR REGISTRATION OF TRANSFER OF THIS NOTE IN CONTRAVENTION OF THE SECOND PRECEDING SENTENCE, OR ATTEMPTED CONVERSION OF THIS NOTE IN CONTRAVENTION OF THE IMMEDIATELY PRECEDING SENTENCE, SHALL BE NULL AND VOID AB INITIO AS TO THE HOLDER, THE TRANSFEROR AND THE INTENDED TRANSFEREE, AS THE CASE MAY BE, OF THIS NOTE, AND, IN THE CASE OF AN ATTEMPTED EXCHANGE OR REGISTRATION OF TRANSFER, THE INTENDED TRANSFEREE WILL ACQUIRE NO RIGHTS OR ECONOMIC INTERESTS WHATSOEVER IN THIS NOTE AND, IN THE CASE OF AN ATTEMPTED CONVERSION, NEITHER THE HOLDER NOR ANY INTENDED TRANSFEREE WILL ACQUIRE ANY RIGHTS OR ECONOMIC INTERESTS IN THE COMMON STOCK OF THE ISSUER ISSUABLE UPON SUCH CONVERSION. FOR PURPOSES OF THIS PARAGRAPH, BENEFICIAL OWNERSHIP SHALL INCLUDE ACTUAL OWNERSHIP AS WELL AS CONSTRUCTIVE OWNERSHIP AS SET FORTH IN BOTH CODE
SECTION 544 (AS MODIFIED BY CODE SECTION 856(h)(1)) AND CODE SECTION 318(a) (AS MODIFIED BY CODE SECTION 856(d)(5)).

          THIS NOTE CANNOT BE EXCHANGED FOR A BEARER NOTE.

                                     A-2-2

No. R-                                                       U.S. $__________/2/


                      HEALTH CARE PROPERTY INVESTORS, INC.

                   6% Convertible Subordinated Notes due 2000

          HEALTH CARE PROPERTY INVESTORS, INC., a corporation duly organized and existing under the laws of the State of Maryland (the "Issuer," which term includes any successor thereto under the terms of the Fiscal Agency Agreement), for value received, hereby promises to pay to __________, or registered assigns, upon surrender hereof the principal sum of ___________ THOUSAND UNITED STATES DOLLARS (U.S. $ ___,000) on November 8, 2000, and to pay interest, semi-annually in arrears on May 8 and November 8 of each year (each, an "Interest Payment Date"), commencing May 8, 1994, on said principal sum at the rate of 6% per annum, calculated based upon a 360-day year of twelve thirty-day months, from and including the most recent Interest Payment Date to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for on this Note, from and including November 8, 1993, until payment of said principal sum has been made or duly provided for. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Fiscal Agency Agreement, be paid to the person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Regular Record Date (whether or not such day is a Business Day) for such interest, which shall be the April 23 or October 24 immediately preceding the relevant Interest Payment Date, except that any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a special record date for the payment of such defaulted interest to be fixed by the Fiscal Agent (a "Special Record Date"), notice whereof shall be given to Holders of Registered Notes not less than 15 days prior to such Special Record Date, such Special Record Date to be not less than 10 days preceding the date of payment of such defaulted interest, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange. Payments of principal shall be made upon the surrender of this Note at the Corporate Trust Office of the Fiscal Agent in The City of New York or, subject to any applicable laws and regulations, at the offices of Paying Agents that are also Transfer Agents, by United States Dollar check drawn on, or (upon receipt by the Fiscal Agent or a Paying Agent of appropriate transfer instructions) by transfer to a United States Dollar account maintained by the Holder with, a bank in The City of New York. Payment of interest on this Note may be made by United States Dollar check drawn on a bank in The City of New York mailed to the address of the Holder entitled thereto as such address shall appear in the Note Register or, upon application


_________________________

2. Denominations of U.S. $1,000 and integral multiples thereof, except for Registered Notes which are Restricted Notes under Section 4(e) of the Fiscal Agency Agreement, which shall be issued in denominations of U.S. $250,000 and integral multiples of U.S. $1,000 in excess thereof.

                                     A-2-3
by the Holder to the Registrar not later than the Regular Record Date immediately preceding the relevant Interest Payment Date, by transfer to a United States Dollar account (such transfers to be made only to Holders of an aggregate principal amount of Registered Notes of U.S. $5,000,000 or more) maintained by the Holder with a bank in The City of New York.

          For purposes of this Note, "United States" means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction, and a "United States Alien" means any person that, for United States federal income tax purposes, is neither treated as a citizen or resident of the United States, nor a corporation, partnership or other entity created or organized in or under the laws of the United States or of any political subdivision thereof, nor an estate or trust the income of which is subject to United States federal income tax regardless of source.

          The Terms and Conditions of the Notes endorsed on the reverse hereof shall for all purposes have the same effect as though fully set forth at this place, and capitalized terms used above but not otherwise defined shall have the meanings ascribed thereto in such Terms and Conditions. All references herein to "dollars," "Dollars," "$" and "U.S. $" are to such coin or currency of the United States of America as at the time shall be legal tender for payment of public and private debts.

          This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been manually signed by the Fiscal Agent.

                                     A-2-4

          IN WITNESS WHEREOF, HEALTH CARE PROPERTY INVESTORS, INC. has caused this instrument to be duly executed under its seal.

Dated:

                                           HEALTH CARE PROPERTY
                                           INVESTORS, INC.

[SEAL]
                                           By___________________________________
                                              Title:


                                           By___________________________________
                                              Title:

                                     A-2-5

                         CERTIFICATE OF AUTHENTICATION


          This is one of the Notes described in the within-mentioned Fiscal Agency Agreement.

                                           CHEMICAL BANK,
                                           as Fiscal Agent


                                           By:__________________________________
                                               Authorized Officer

                                     A-2-6

                                                                       EXHIBIT B


                     [FORM OF REVERSE OF DEFINITIVE NOTE]

                       TERMS AND CONDITIONS OF THE NOTES


          1.   General.  (a)  This Note is one of a duly authorized issue of
               -------
debt securities of the Issuer, designated as its 6% Convertible Subordinated Notes due 2000 (the "Notes"), limited to the aggregate principal amount of U.S. $100,000,000 and issued or to be issued pursuant to a Fiscal Agency Agreement (as amended or supplemented from time to time, the "Fiscal Agency Agreement") dated as of November 8, 1993 between the Issuer and Chemical Bank, as fiscal agent (the "Fiscal Agent," which term shall include its successors as fiscal agent). The Holders of the Notes will be entitled to the benefits of, be bound by, and be deemed to have notice of, all of the provisions of the Fiscal Agency Agreement. A copy of the Fiscal Agency Agreement is on file and may be inspected at the Corporate Trust Office of the Fiscal Agent and at the offices of the Paying Agents referred to below.

                    (b) The Notes are issuable in bearer form, with interest coupons attached, in denominations of U.S. $5,000 (the "Bearer Notes"), and in fully registered form without interest coupons, in the denominations of U.S. $1,000 and integral multiples thereof (the "Registered Notes"), except that Registered Notes which constitute Restricted Notes shall be issuable in minimum denominations of U.S. $250,000 and integral multiples of U.S. $1,000 in excess thereof and shall contain certain restrictions on transfer. The Bearer Notes are bearer instruments, title to which (including title to any and all interest coupons appertaining thereto) passes by delivery. The Registered Notes, and transfers thereof, shall be registered as provided in paragraph 9 hereof and in the Fiscal Agency Agreement. The bearer of any Bearer Note, the bearer of any interest coupon and any person in whose name a Registered Note shall be registered may (to the fullest extent permitted by applicable laws) be treated at all times, by all persons and for all purposes, as the absolute owner of such Note or interest coupon, as the case may be, whether or not such Note or interest coupon shall be overdue, and regardless of any notice of ownership, theft, loss or other interest therein or of any writing thereon.

          2.   Subordination.  (a)  The Notes shall be subordinated and subject,
               -------------
to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of all Senior Indebtedness. The term "Senior Indebtedness" means the principal of, premium, if any, and interest on, or substantially similar payments to be made by the Issuer in respect of, the following, whether outstanding at the date of execution of the Fiscal Agency Agreement or thereafter incurred, created or assumed: (a) indebtedness of the Issuer for money borrowed or represented by purchase money obligations, (b) indebtedness of the Issuer evidenced by notes, debentures, bonds, or other securities issued under the provisions of an indenture, fiscal agency agreement or other instrument, (c) obligations of the Issuer as lessee under leases of property either made as part of any sale and lease-back transaction to which the Issuer is a party or otherwise, (d) indebtedness of partnerships and joint ventures which is included in the Issuer's consolidated financial statements, (e) indebtedness, obligations and liabilities of others in respect of which the Issuer is liable contingently or otherwise to pay or advance money or property or as guarantor, endorser or otherwise or which the Issuer has agreed to purchase or otherwise acquire (but excluding endorsements for collection in the ordinary course of business) and (f) any refunding or refinancing of any such indebtedness, obligation or liability described in clauses (a) through (e) above, but excluding, however, (1) any such indebtedness, obligation or liability referred to in clauses (a) through (f) above as to which, in the instrument creating or evidencing the same or pursuant to which the same is outstanding, it is provided that such indebtedness, obligation or liability is not superior in right of payment to the Notes or ranks pari passu with or junior to the Notes, (2) any such indebtedness,
      ---- -----
obligation or liability which is subordinated to indebtedness of the Issuer to substantially the same extent as or to a greater extent than the Notes are subordinated, and (3) the Notes. As used in the preceding sentence the term "purchase money obligations" shall mean indebtedness or obligations evidenced by a note, debenture, bond or other instrument (whether or not secured by any lien or security interest but excluding indebtedness or obligations for which recourse is limited to the property purchased) issued or assumed as all or a part of the consideration for the acquisition of property, whether by purchase, merger, consolidation or otherwise, but shall not include any trade accounts payable.

                    (b)  (i)   Upon the maturity of any Senior Indebtedness by
lapse of time, acceleration or otherwise, all such Senior Indebtedness shall first be paid in full, or such payment duly provided for in cash or in a manner satisfactory to the holder or holders of such Senior Indebtedness, before any payment is made on account of the principal of or interest on the Notes or to acquire any of the Notes.

                         (ii)  During the continuance of any default with
respect to Senior Indebtedness entitling the holders thereof to accelerate the maturity thereof, or if any such default would be caused by any payment upon or in respect of the Notes, and, if the default is other than default in payment of the principal of, or premium, if any, or interest on, such Senior Indebtedness, upon written notice thereof given to the Issuer by a holder or holders of such Senior Indebtedness or their representative or representatives, then, unless and until such default shall have been cured or waived or shall have ceased to exist, no payment shall be made by the Issuer upon or in respect of the Notes. The Issuer shall give prompt written notice to the Fiscal Agent of any default under any Senior Indebtedness or under any agreement pursuant to which the Senior Indebtedness may have been issued.

                    (c) Upon any distribution of assets of the Issuer in any dissolution, winding up, liquidation or reorganization of the Issuer whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or otherwise):

                         (i)   the holders of all Senior Indebtedness shall
first be entitled to receive payment in full of the principal thereof and premium, if any, and the interest due thereon before the Holders of the Notes are entitled to receive any payment on account of the principal of or interest on the Notes;

                         (ii)  any payment or distribution of assets of the
Issuer of any kind or character, whether in cash, property or securities, to which the Holders of the Notes would be entitled except for the provisions of this paragraph 2, shall be paid by the liquidating trustee or agent or other person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or other trustee or agent, directly to the holders of the Senior Indebtedness, or their representative or representatives or to the trustee or trustees or fiscal agent or fiscal agents under any indenture or any other agreement (if any) under which any instruments evidencing any of such Senior Indebtedness may have been issued, to the extent necessary to make payment in full of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution or provision therefor to the holders of such Senior Indebtedness; and

                         (iii) in the event that notwithstanding the foregoing
provisions of this paragraph 2(c), any payment or distribution of assets of the Issuer of any kind or character, whether in cash, property or securities, shall be received by the Holders of the Notes on account of principal of or interest on the Notes before all Senior Indebtedness is paid in full, or effective provision made for its payment, such payment or distribution shall be received and held in trust for and shall be paid over to the holders of the Senior Indebtedness remaining unpaid or unprovided for or their representative or representatives or to the trustee or trustees or fiscal agent or fiscal agents under any indenture or any other agreement (if any) under which any instruments evidencing any of such Senior Indebtedness may have been issued, for application to the payment of such Senior Indebtedness until all such Senior Indebtedness shall have been paid in full, after giving effect to any concurrent payment or distribution or provision therefor to the holders of such Senior Indebtedness.

                    (d) Subject to the payment in full of all Senior Indebtedness, the Holders of the Notes shall be subrogated to the rights of the holders of the Senior Indebtedness to receive payments or distributions of assets of the Issuer applicable to the Senior Indebtedness until all amounts owing on the Notes shall be paid in full, and for the purpose of such subrogation no payments or distributions to the holders of the Senior Indebtedness by or on behalf of the Issuer or by or on behalf of the Holders of the Notes by virtue of this paragraph 2 which otherwise would have been made to the Holders of the Notes shall, as between the Issuer and the Holders of the Notes, be deemed to be payments by the Issuer to or on account of the Notes, it being understood that the provisions of this paragraph 2 are and are intended solely for the purpose of defining the relative rights of the Holders of the Notes, on the one hand, and the holders of the Senior Indebtedness, on the other hand.

                    (e) Nothing contained in this paragraph 2 is intended to or shall impair, as between the Issuer and the Holders of the Notes, the obligation of the Issuer, which is absolute and unconditional, to pay to the Holders of the Notes the principal of and interest on the Notes as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders of the Notes and creditors of the Issuer other than the holders of the Senior Indebtedness, nor shall anything herein prevent the Holder of any Note from exercising all remedies otherwise permitted by applicable law upon default under the Fiscal Agency Agreement or the Notes, subject to the rights, if any, under this paragraph 2 of the holders of the Senior Indebtedness in respect of cash, property or securities of the Issuer received upon the exercise of any such remedy. Upon any distribution of assets of the Issuer referred to in this paragraph 2, the Holders of the Notes, the Fiscal Agent and any Paying Agents of the Issuer shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending, or a certificate of the liquidating trustee or agent or other person making any distribution to the Holders of the Notes, for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Issuer, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this paragraph 2.

                    (f) Nothing contained in this paragraph 2 or in the Fiscal Agency Agreement shall prevent the application by the Fiscal Agent or any Paying Agent of any moneys deposited with it pursuant to the Fiscal Agency Agreement to the payment of or on account of the principal of or interest on the Notes if, at the time of such deposit, the Fiscal Agent or any such Paying Agent did not have actual knowledge that such payment would have been prohibited by the foregoing provisions of this paragraph 2.

                    (g) No right of any present or future holders of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Issuer or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Issuer with the terms, provisions and covenants hereof, regardless of any knowledge thereof which any such holder may have or be otherwise charged with.

                    (h) The failure by the Issuer to make a payment on account of principal of or interest on the Notes by reason of any provision in this paragraph 2 shall not be construed as preventing the occurrence of an Event of Default under paragraph 7 hereof.

                    (i) This paragraph 2 shall not apply to the obligations of the Issuer to the Fiscal Agent and other agents of the Issuer pursuant to
Section 10(a) of the Fiscal Agency Agreement.

          3.   Payments and Paying Agents.  (a)  Except as otherwise provided on
               --------------------------
the face of the Bearer Notes, principal of and interest on the Bearer Notes and interest coupons will be payable in U.S. dollars only upon presentation and surrender of the Bearer Notes or interest coupons, as the case may be, subject to any applicable laws and regulations, at the offices of such Paying Agents outside the United States as the Issuer may appoint from time to time. At the option of the Holder and subject to applicable laws and regulations, such payments will be made by a United States Dollar check drawn on a bank in The City of New York or (upon receipt by the Fiscal Agent or a Paying Agent of appropriate transfer instructions) by transfer to a United States Dollar account maintained by the Holder hereof with a bank located outside the United States. Except as otherwise provided on the face of the Bearer Notes, no payment on any Bearer Note or interest coupon will be made at the Corporate Trust Office of the Fiscal Agent or any other office or agency maintained by the Issuer in the United States nor will any such payment be made by check mailed to any address, or by transfer to an account maintained with a bank located, in the United States.

                    (b) Principal on the Registered Notes will by payable in U.S. dollars against surrender of such Registered Notes at the Corporate Trust Office of the Fiscal Agent in The City of New York or, subject to applicable laws and regulations, at the office of any Paying Agent that is also a Transfer Agent, by U.S. dollar check drawn on, or (upon receipt by the Fiscal Agent or a Paying Agent of appropriate transfer instructions) by transfer to a U.S. dollar account maintained by the Holder with, a bank located in The City of New York. Except as otherwise provided on the face of the Restricted Notes with respect to defaulted interest, payment of any installment of interest on a Registered Note will be made to the person in whose name such Note (or one or more predecessor Notes) is registered at the close of business on April 23 or October 24 (whether or not a Business Day) (each, a "Regular Record Date") immediately preceding the relevant Interest Payment Date. Payment of such interest will be made by a U.S. dollar check drawn on a bank located in The City of New York mailed to the Holder entitled thereto at such Holder's address as it appears in the Note Register or, upon application by the Holder to the Registrar not later than the Regular Record Date immediately preceding the relevant Interest Payment Date, by transfer to a U.S. dollar account (such transfer to be made only to Holders of an aggregate principal amount of Registered Notes of $5,000,000 or more) maintained by the Holder with a bank in The City of New York.

                    (c) The Issuer has initially appointed the Paying Agents, Transfer Agents, Conversion Agents and Registrar listed at the foot of this Note. The Issuer may at any time terminate the appointment of the Fiscal Agent, any Paying Agent, Transfer Agent, Conversion Agent or the Registrar and appoint a successor Fiscal Agent, a successor Registrar or co-Registrars and additional or other Paying Agents, Transfer Agents and Conversion Agents and approve any change in the office through which the Fiscal Agent, any Paying Agent, Transfer Agent, Conversion Agent or the Registrar acts; provided, however, that until all
                                               --------  -------
of the Notes have been delivered to the Fiscal Agent for cancellation, or moneys sufficient to pay the principal of and interest on the Notes have been made available for such payment and either paid or returned to the Issuer as provided in the Fiscal Agency Agreement, the Issuer will maintain a Fiscal Agent having a Corporate Trust Office in The City of New York and a Registrar and Transfer Agent having a specified office in The City of New York, a Paying Agent and a Conversion Agent having specified offices in The City of New York only for (except as otherwise provided herein or in the Fiscal Agency Agreement) payments with respect to Registered Notes and for the surrender of Registered Notes for conversion, and a Paying Agent, a Conversion Agent and a Transfer Agent having specified offices in London and such other European cities specified by the Issuer for payments with respect to Bearer Notes and interest coupons and for surrender of Bearer Notes for conversion, provided that, so long as the Notes are listed by the Issuer on the Luxembourg Stock Exchange and such Exchange so requires, the Issuer will maintain a Paying Agent, a Conversion Agent and a Transfer Agent in Luxembourg. Notice of any such termination or appointment of any change in the office through which the Fiscal Agent, any Paying Agent, Transfer Agent, Conversion Agent or any Registrar will act will be promptly given in the manner described in paragraph 13 hereof.

                    (d) All moneys deposited by the Issuer with the Fiscal Agent or with any Paying Agent or then held by the Issuer in trust for payment of the principal of or interest on any Note and remaining unclaimed for two years after such principal or interest (including sums deducted from payment upon redemption of Bearer Notes pursuant to paragraph 5(e)) shall have become due and payable shall be repaid to the Issuer upon its written request and, to the extent permitted by law, the Holder of such Note or any interest coupon appertaining thereto thereafter may look only to the Issuer for payment thereof without interest; provided, however, that all such amounts payable in respect of
                  --------  -------
Bearer Notes will be payable outside the United States within the meaning of
Section 1.163-5(c)(2)(v) of the United States Treasury regulations.

                    (e) Should the Issuer at any time default in the payment of any principal of or interest on this Note, the Issuer will pay interest on the amount in default (to the extent permitted by law in the case of interest on interest) at the rate of 6% per annum, calculated based upon a 360-day year of twelve thirty-day months.

                    (f) Each Holder of a Note and the Fiscal Agent each recognizes and agrees that the obligations of the Issuer under the Fiscal Agency Agreement and the Notes and all documents delivered in the name of the Issuer in connection therewith do not and shall not constitute personal obligations of the directors, officers, employees, agents or shareholders of the Issuer and shall not involve any claim against or personal liability on the part of any of them, and that all persons, including the Holders and the Fiscal Agent, shall look solely to the assets of the Issuer for the payment of any claim thereunder or hereunder or for the performance thereof or hereof and shall not seek recourse against such directors, officers, employees, agents or shareholders of the Issuer or any of them or any of their personal assets for such satisfaction.

          4.   Additional Amounts.  The Issuer will pay to the Holder of any
               ------------------
Note or any interest coupon who is a United States Alien, as additional interest, such amounts ("Additional Amounts") as may be necessary so that every net payment on such Note or coupon (including payment of the principal of and interest on such Note and payment through the delivery of Common Stock (and cash in lieu of fractional shares) upon conversion but not including any payment with respect to such Common Stock), after deduction or withholding for or on account of any present or future tax, assessment or other governmental charge imposed upon or as result of such payment by the United States (or any political subdivision or taxing authority thereof or therein), will not be less than the amount provided in such Note or coupon to be then due and payable; provided,
                                                                   --------
however, that the foregoing obligation to pay Additional Amounts will not apply
- -------
to:

          (a) any tax, assessment or other governmental charge that would not have been so imposed but for (i) the existence of any present or former connection between such Holder or beneficial owner of such Note (or between a fiduciary, settlor or beneficiary of, or a person holding a power over, such

     Holder, if such Holder is an estate or a trust, or a member or shareholder of such Holder, if such Holder is a partnership or a corporation) and the United States or any taxing authority thereof or therein, including without limitation such Holder (or such fiduciary, settlor, beneficiary, person holding a power, member or shareholder) being or having been a citizen or resident of the United States or treated as a resident thereof, or being or having been engaged in a trade or business or present therein, or having or having had a permanent establishment therein, or (ii) such Holder's or beneficial owner's past or present status as a personal holding company, a foreign personal holding company with respect to the United States, a private foundation or other tax-exempt organization with respect to the United States, a controlled foreign corporation for United States tax purposes or as a corporation that accumulates earnings to avoid United States federal income tax;

          (b) any estate, inheritance, gift, excise, sales, transfer or personal property tax or any similar tax, assessment or other governmental charge;

          (c) any tax, assessment or other governmental charge that would not have been imposed but for the presentation by the Holder of a Note or coupon for payment more than 10 days after the date on which such payment became due and payable or the date on which payment thereof was duly provided for, whichever occurs later;

          (d) any tax, assessment or other governmental charge which is payable otherwise than by withholding from payments on a Note or coupon;

          (e) any tax, assessment or other governmental charge required to be withheld by any Paying Agent from any payment on a Note or coupon, if such payment can be made without such withholding by any other Paying Agent in Europe;

          (f) any tax, assessment or other governmental charge which would not have been imposed but for the failure to comply with any applicable certification, information, documentation or other reporting requirements concerning the nationality, residence, identity or connection with the United States of the Holder or beneficial owner of a Note or coupon if, without regard to any tax treaty, such compliance is required by statute or regulation of the United States as a precondition to relief or exemption from such tax, assessment or other governmental charge;

          (g) any tax, assessment or other governmental charge imposed on a Holder that actually or constructively owns 10% or more of the combined voting power of all classes of capital stock of the Issuer (including by virtue of the right to convert Notes) or that is a controlled foreign corporation related to the Issuer through stock ownership;

          (h) any tax, assessment or other governmental charge which would not have been imposed but for the fact that such Note constitutes a "United States real property interest" as defined in Section 897(c)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"), with respect to the beneficial owner of such Note; or

          (i)  any combination of items (a), (b), (c), (d), (e), (f), (g) and
     (h);

nor shall Additional Amounts be paid with respect to a payment on a Note or coupon to a Holder that is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner would not have been entitled to Additional Amounts (or payment of Additional Amounts would not have been necessary) had such beneficiary, settlor, member or beneficial owner been the Holder of such Note or coupon. "United States" and "United States Alien" have the respective meanings set forth on the face of this Note.

     Whenever in the Fiscal Agency Agreement, the Notes or any interest coupon there is mentioned, in any context, the payment of principal of or interest on, or in respect of, such Note or coupon, such mention shall be deemed to include mention of the payment of Additional Amounts provided for in this paragraph 4 and paragraph 5(c) (it being understood that the term "Additional Amounts" includes Additional Amounts" payable pursuant to paragraph 5(c)) to the extent that in such context Additional Amounts are, were or would be payable in respect thereof pursuant to the provisions of this paragraph 4 or paragraph 5(c), as the case may be.

          5.   Redemption.  (a)  The Notes may be redeemed at the option of the
               ----------
Issuer, in whole or in part, upon not more than 60 nor less than 30 days' notice prior to the date fixed for redemption (any date designated for redemption in a notice pursuant to this paragraph 5 is hereinafter referred to as a "Redemption Date"), which notice will be irrevocable, at any time on or after November 15, 1998, at a redemption price equal to 100% of the principal amount thereof plus accrued interest thereon to the Redemption Date.

                    (b) The Notes may also be redeemed at the option of the Issuer, in whole but not in part, at any time, upon not more than 60 nor less than 30 days' notice prior to the Redemption Date (which notice will be irrevocable), at a redemption price equal to 100% of the principal amount thereof plus accrued interest thereon to the Redemption Date together with any Additional Amounts, if the Issuer has or will become obligated to pay such Additional Amounts or there is a substantial probability (in the written opinion of independent counsel selected by the Issuer, which counsel is reasonably acceptable to the Fiscal Agent) that the Issuer will be required to pay such Additional Amounts as a result of any change in, or amendment to, the laws (or any regulations (including proposed regulations) or rulings promulgated thereunder) of the United States or any taxing authority thereof or therein, or any change in, or amendment to, the application or official interpretation of such laws, regulations or rulings (including a holding by a court of competent jurisdiction) or any other action taken by a taxing authority or court in the United

States (whether or not taken with respect to the Issuer), which change, amendment or action becomes effective after October 25, 1993, and such obligation cannot be avoided by the Issuer taking reasonable measures available to it, not including assigning or transferring the Issuer's obligations under the Notes to another obligor; provided, that (1) no such notice of redemption shall be given earlier than 90 days prior to the earliest date on which the Issuer would be obligated to pay any such Additional Amounts were the Issuer to make a payment in respect of the Notes and (2) at the time such notice of redemption is given, the obligation to pay such Additional Amounts (at the time of payments in respect of the Notes) remains in effect. Prior to the giving of any notice of redemption pursuant to this paragraph 5(b), the Issuer shall deliver to the Fiscal Agent (a) a certificate stating that the conditions precedent to the right of the Issuer so to redeem have occurred and setting forth a statement of facts showing that such conditions precedent have occurred and (b) a written opinion of independent counsel selected by the Issuer, which counsel shall be reasonably acceptable to the Fiscal Agent, to the effect that the Issuer has or will become obligated to pay such Additional Amounts (at the time of payments in respect of the Notes) as a result of such change, amendment or action. The Issuer's right to redeem the Notes shall continue as long as the Issuer is obligated to pay such Additional Amounts, notwithstanding that the Issuer shall have theretofore made payments of Additional Amounts.

                    (c) In addition, if the Issuer shall determine, based upon the written opinion of independent counsel selected by the Issuer, which counsel is reasonably acceptable to the Fiscal Agent, that any payment made outside the United States by the Issuer or any of its Paying Agents of the full amount of principal or interest due in respect of any Bearer Note or interest coupon would, under any laws or regulations of the United States, be subject to any certification, documentation, information or other reporting requirement of any kind, the effect of which requirement is the disclosure to the Issuer, any Paying Agent or any governmental authority of the nationality, residence or identity of a beneficial owner of such Bearer Note or coupon that is a United States Alien (other than such a requirement (a) that would not be applicable to a payment made by the Issuer or any one of its Paying Agents (i) directly to the beneficial owner or (ii) to a custodian, nominee or other agent of the beneficial owner, or (b) that can be satisfied by such custodian, nominee or other agent certifying that the beneficial owner is a United States Alien, provided that, in each case referred to in clause (a)(ii) or (b), payment by such custodian, nominee or agent to such beneficial owner is not otherwise subject to any such requirement or (c) which would not be applicable but for the fact that such Bearer Note constitutes a "United States real property interest," as defined in Section 897(c)(1) of the Code, with respect to the beneficial owner of such Bearer Note (certification under circumstances described in clauses (a) through (c) above being an "Allowed Certification")), the Issuer at its election will either (x) redeem the Notes, in whole but not in part, upon notice prior to the Redemption Date given in the manner provided below, at a redemption price equal to 100% of the principal amount plus accrued interest to the Redemption Date, or (y) if and so long as the conditions of the next succeeding paragraph are satisfied, pay the Additional Amounts specified in such paragraph. The Issuer shall make such determination as soon as practicable and give, in the manner provided in paragraph 13 herein, prompt notice thereof (the "Determination Notice"), stating the effective date of such certification, documentation, information or reporting requirement, whether the Issuer elects to redeem the Notes or to pay the Additional Amounts specified in the next succeeding paragraph, and (if applicable) the last date by which the redemption of the Notes must take place, as provided in the next succeeding sentence. If the Notes are to be redeemed pursuant to this paragraph, such redemption shall take place on such date, not later than one year after the publication of the Determination Notice, as the Issuer shall specify by notice to the Fiscal Agent at least 65 days before the Redemption Date. Notice of such redemption shall be given to the Holders of the Notes, not earlier than 60 nor less than 30 days prior to the Redemption Date, as described in paragraph 5(d) below. Notwith-standing the foregoing, the Issuer shall not so redeem the Notes if the Issuer shall subsequently determine, based upon the written opinion of independent counsel selected by the Issuer, which counsel is reasonably acceptable to the Fiscal Agent, not less than 30 days prior to the Redemption Date, that subsequent payments on the Bearer Notes and coupons would not be subject to any such certification, documentation, information or other reporting requirement, in which case the Issuer shall give prompt notice as provided in paragraph 5(d) of such subsequent determination and any earlier redemption notice shall be revoked and of no further effect. If the Issuer elects as provided in clause (y) above to pay Additional Amounts, the Issuer may, as long as the Issuer is obligated to pay such Additional Amounts, redeem all the Notes, at any time, in whole but not in part, at a redemption price equal to 100% of the principal amount plus accrued interest to the Redemption Date, together with any Additional Amounts the Issuer is obligated to pay pursuant to the next succeeding paragraph, upon notice as described in paragraph 5(d) below given not less than 30 nor more than 60 days prior to the Redemption Date.

     Notwithstanding the foregoing, if and so long as the certification, documentation, information or other reporting requirement referred to in the preceding paragraph would be fully satisfied by payment of a backup withholding tax or similar charge, the Issuer may elect, by so stating in the Determination Notice, to have the provisions of this paragraph apply. In such event, the Issuer will pay as Additional Amounts such amounts as may be necessary so that every net payment made, following the effective date of such requirements, outside the United States by the Issuer or any of its Paying Agents in respect of any Bearer Notes or any interest coupon of which the beneficial owner is a United States Alien (but without any requirement that the nationality, residence or identity of such beneficial owner be disclosed to the Issuer, any Paying Agent or any governmental authority), after deduction or withholding for or on account of such backup withholding tax or similar charge (other than such a tax or charge that is (1) the result of a failure to provide an Allowed Certification or (2) imposed as a result of the fact that the Holder or beneficial owner of such Note or any coupon is within the category of persons described in clause (a) of paragraph 4 or (3) imposed as a result of presentation of such Note or any coupon for payment more than 10 days after the date on which such payment becomes due and payable or on which payment thereof is duly provided for, whichever occurs later, or (4) imposed as a result of a person's past or present actual or constructive ownership (including by virtue of the right to convert the Notes) of 10% or more of the total combined voting power of all classes of stock of the Issuer entitled to vote) will not be less than the amount provided for in such Note or interest coupon to be then due and payable. If the Issuer elects to pay Additional Amounts pursuant to this paragraph, the Issuer shall have the right to redeem the Notes at any time in whole (but not in part) as provided in and subject to the provision of the last two sentences of the immediately preceding paragraph. If the Issuer elects to pay Additional Amounts pursuant to this paragraph and the condition specified in the first sentence of this paragraph should no longer be satisfied, then the Issuer shall redeem the Notes in whole (but not in part), upon not less than 30 nor more than 60 days notice prior to the Redemption Date, at a redemption price equal to 100% of the principal amount thereof plus accrued interest to the Redemption Date, together with Additional Amounts, subject to the provisions of the penultimate sentence of the immediately preceding paragraph. Any redemption payments made by the Issuer pursuant to the two immediately preceding sentences shall be subject to the continuing obligation of the Issuer to pay Additional Amounts pursuant to this paragraph.

                    (d) Notice of intention to redeem the Notes pursuant to paragraphs 5(a) through 5(c), and any notice given pursuant to the penultimate sentence of the first paragraph of Section 5(c), shall be given to Holders and to the Fiscal Agent in accordance with paragraph 13 hereof and Section 7 of the Fiscal Agency Agreement. Notice having been given, the Notes called for redemption shall become due and payable on the Redemption Date and (upon presentation and surrender thereof, together with all interest coupons, if any, maturing subsequent to the Redemption Date) will be paid at the redemption price plus accrued and unpaid interest to the Redemption Date plus, if applicable, Additional Amounts.

                    (e) Bearer Notes must be presented for redemption together with all unmatured interest coupons, if any, appertaining thereto, failing which the amount of any missing unmatured interest coupons will be deducted from the sum due for payment. Subject to paragraph 3(d) hereof, any amounts so deducted will be paid in the manner mentioned in paragraph 3(a) hereof against surrender of the related missing interest coupons. All unpaid interest installments represented by interest coupons which shall have matured on or prior to the Redemption Date specified in such notice shall continue to be payable to the Holders of such interest coupons, and the amount payable to the Holders of Bearer Notes presented for redemption shall not include such unpaid installments of interest unless interest coupons representing such installments shall accompany the Notes presented for redemption. Interest payable on Registered Notes on any Interest Payment Date that is on or prior to a Redemption Date will be paid to the Holder of record on the relevant Regular Record Date (or, if applicable, Special Record Date). From and after the Redemption Date, if moneys for the redemption of the Notes shall have been made available as provided herein and in the Fiscal Agent Agreement for redemption on the Redemption Date, the Notes called for redemption shall cease to bear interest, any interest coupons appertaining thereto maturing subsequent to the Redemption Date shall be void, and the only right of the Holders of such Notes and any interest coupons appertaining thereto shall be to receive payment of the redemption price and all unpaid interest accrued to the Redemption Date, together with any Additional Amounts.

          6.   Conversion.  Subject to the provisions of the Fiscal Agency
               ----------
Agreement, the Holder of any Note has the right at such Holder's option at any time on or after the Exchange Date and prior to the close of business on November 8, 2000 or, as to all or any portion of such Note called for redemption, prior to the close of business on the Redemption Date, to convert the principal of any such Note or, in the case of any Registered Note of a denomination greater than U.S. $1,000, any portion of such principal which is U.S. $1,000 or an integral multiple thereof (provided that, in the case of Restricted Notes, the unconverted principal amount of such Note is at least U.S. $250,000), into that number of fully paid and nonassessable shares of Common Stock as is obtained by dividing the principal amount of such Note or portion thereof to be converted by the conversion price of U.S. $37.806 per share of Common Stock, as such conversion price may be adjusted from time to time as provided in the Fiscal Agency Agreement, and rounding the result to the nearest 1/100th of a share, upon surrender of the Note together with all interest coupons, if any, maturing after the Conversion Date and with the conversion notice thereon (or a substantially similar notice the form of which may be obtained from the Registrar or any Conversion Agent) duly executed, to the Issuer at the office of a Conversion Agent as provided in the next two succeeding sentences, duly executed by the Holder thereof or his attorney duly authorized in writing. Bearer Notes must be surrendered for conversion at the office of any Conversion Agent outside the United States, provided that if conversion at all Conversion Agents outside the United States is illegal or effectively precluded because of the imposition of exchange controls or other similar restrictions, Bearer Notes may be surrendered for conversion at the Corporate Trust Office of the Fiscal Agent. Registered Notes may be surrendered at the Corporate Trust Office of the Fiscal Agent or, subject to applicable laws and regulations, at the office of any Conversion Agent outside the United States. No adjustment in respect of interest or dividends will be made upon any conversion; provided, however, that,
                                                        --------  -------
if any Registered Note shall be surrendered for conversion during the period from the close of business on any Regular Record Date to the opening of business on the following Interest Payment Date, such Registered Note (unless it or the portion thereof being converted shall have been called for redemption on a date in such period) must be accompanied by payment of an amount equal to the interest payable on such Interest Payment Date on the principal amount being converted; provided, further, that no such payment need be made if there shall
           -------- -------
exist at the time of conversion a default in payment of interest on the Notes. No fractional shares will be issued upon any conversion, but an adjustment in cash will be made, as provided in the Fiscal Agency Agreement, in respect of any fraction of a share which would otherwise be issuable upon the surrender of any Note or Notes for conversion. Interest coupons with Interest Payment Dates on or before the date of conversion (including coupons so maturing but in default) will continue to be payable, as set forth in the Fiscal Agency Agreement, notwithstanding the exercise of the right of conversion by the Holder of the Note to which such coupons appertain. Interest payable on Registered Notes on any Interest Payment Date that is on or prior to the Conversion Date will be paid to the Holder of record on the relevant Regular Record Date (or, if applicable, Special Record Date).

     The right of the Holder hereof to convert this Note is subject to certain limitations as set forth herein and in the legend on the face of this Note and, in the case of Restricted Notes, as set forth in the Fiscal Agency Agreement, and may be subject to the payment of certain taxes and duties as set forth in
Section 14(g) of the Fiscal Agency Agreement.

          7.   Events of Default.  In case one or more of the following events
               -----------------
(herein referred to as "Events of Default") (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) shall have occurred and be continuing, that is to say:

               (a) default in the payment of any installment of interest (including any Additional Amounts payable with respect thereto) on any of the Notes as and when the same shall become due and payable, and continuance of such default for a period of 30 days; or

               (b) default in the payment of all or any part of the principal or redemption price of any of the Notes (including, in each case, any Additional Amounts payable with respect thereto) as and when the same shall become due and payable whether at maturity, upon redemption or otherwise; or

               (c) failure on the part of the Issuer duly to observe or perform any other terms, covenants or agreements on the part of the Issuer contained in the Notes or in the Fiscal Agency Agreement for a period of 60 days after the date on which written notice specifying such failure shall have been given to the Issuer by the Fiscal Agent or by the Holders of 25% or more in aggregate principal amount of the Notes then outstanding; or

               (d) default under any mortgage, indenture or instrument under which there may be issued, or by which there may be secured or evidenced, any indebtedness of the Issuer for borrowed money in an aggregate principal amount in excess of $20,000,000, whether such indebtedness existed on the date of the Fiscal Agency Agreement or shall thereafter be created or incurred, shall happen and shall result in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable, and such acceleration shall not have been rescinded or annulled within 30 days after there shall have been given to the Issuer, by the Fiscal Agent or by the Holders of 25% or more in aggregate principal amount of the Notes then outstanding, a written notice specifying such default and requiring the Issuer to cause such acceleration to be rescinded or annulled; or

               (e) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Issuer in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

               (f) the Issuer shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official of the Issuer or for any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due or shall take any corporate action in furtherance of any of the foregoing;

then in each and every such case, the Fiscal Agent or the Holders of 25% or more in aggregate principal of the Notes then outstanding may declare the principal of and interest on all Notes to be due and payable immediately. The amount payable in respect of this Note upon default shall be the principal amount hereof together with accrued interest to the date such payment is made as provided in paragraph 3 hereof. At any time after the declaration of acceleration with respect to the Notes has been made, but before a judgment or decree based on such acceleration has been obtained, the Holders of a majority in aggregate principal amount of the Notes then outstanding may rescind and annul such declaration by written notice to the Issuer and the Fiscal Agent, provided that (X) the Issuer has paid or deposited with the Fiscal Agent a sum sufficient to pay (i) all overdue installments of interest on the Notes, (ii) the principal of any Notes which has become due otherwise than by such declaration of acceleration and interest thereon, (iii) to the extent that payment of such interest is lawful, interest upon overdue installments of interest due on the Notes, (iv) all sums paid or advanced by the Fiscal Agent hereunder and the reasonable compensation, expenses, disbursements and advances of the Fiscal Agent, its agents and counsel; and (Y) all Events of Default with respect to the Notes, other than the non-payment of Notes which has become due solely by such declaration of acceleration, have been cured or waived.

          8.   Consolidation, Merger or Sale of Assets.  (a)  The Issuer may,
               ---------------------------------------
without the consent of the Holders of the Notes, consolidate with, or merge into, or transfer, sell or convey all or substantially all of its assets to, a corporation or trust or other entity (the "Successor Corporation") that is organized under the laws of the United States or a state thereof or the District of Columbia, provided that (i) such Successor Corporation shall expressly assume the due and punctual payment of the principal of, and interest on, all the Notes, and the due and punctual performance of all the covenants and obligations of the Issuer under the Notes, interest coupons and Fiscal Agency Agreement, by supplemental agreement satisfactory to the Fiscal Agent, (ii) the Fiscal Agent shall have received the certificate and opinion of legal counsel required pursuant to Section 12 of the Fiscal Agency Agreement, (iii) the Successor Corporation shall not, immediately after such consolidation, merger, transfer, sale or conveyance, be in default in the performance of any covenants or obligations of the Issuer in the Notes, interest coupons or Fiscal Agency Agreement, (iv) immediately after such consolidation, merger, transfer, sale or conveyance, the Notes and interest coupons will not be subject to United States federal estate tax as a result thereof, if held by a person who at the time of death is not a citizen or resident of the United States of America, unless the Successor Corporation shall have agreed, by supplemental agreement satisfactory to the Fiscal Agent, to indemnify the persons liable therefor for the amount of United States federal estate tax attributable to and payable in respect of any Notes and interest coupons includable in the gross estate of the person who at the time of death is not a citizen or resident of the United States of America, and (v) such Successor Corporation waives, in the supplemental agreement referred to in clause (i) above, any right to redeem the Notes under circumstances in which the Successor Corporation would be entitled to redeem the Notes but the Issuer would not have been so entitled to redeem if such consolidation, merger, transfer, sale or conveyance had not occurred. The amount of tax attributable to any Notes and interest coupons for purposes of clause (iv) of this paragraph shall be calculated in accordance with the provisions of the Code and any successor thereto.

                    (b) Upon any merger, consolidation, transfer, sale or conveyance as provided in Section 8(a) hereof, the Successor Corporation shall succeed to and be substituted for, and may exercise every right and power of and be subject to all the obligations of, the Issuer under the Notes, interest coupons and Fiscal Agency Agreement, with the same effect as if the Successor Corporation had been named as the Issuer therein and herein and the Issuer shall be released from its liability as obligor under the Notes, interest coupons and Fiscal Agency Agreement.

          9.   Replacement, Exchange and Transfer of Notes.  (a)  In case any
               -------------------------------------------
Note or interest coupon shall become mutilated, defaced or be apparently destroyed, lost or stolen, the Issuer in its discretion may execute, and, upon the request of the Issuer, the Fiscal Agent shall authenticate and deliver, a new Note (with, in the case of a Bearer Note, appropriate interest coupons attached) bearing a serial number not contemporaneously outstanding upon receipt by the Fiscal Agent of, and in exchange and substitution for, the mutilated or defaced Note or the Note to which the mutilated or defaced interest coupon was attached, or in lieu of and in substitution for the apparently destroyed, lost or stolen Note or the Note to which the apparently destroyed, lost or stolen interest coupon was attached. In every case of destruction, loss or theft, the applicant for a substitute Note shall furnish to the Issuer and to the Fiscal Agent such security or indemnity as may be required by them to indemnify and defend and to save each of them and any agent of the Issuer or the Fiscal Agent harmless, and evidence to their satisfaction of the apparent destruction, loss or theft of such Note or interest coupon and of the ownership thereof. Upon the issuance of any substitute Note, the Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Fiscal Agent) connected therewith.

                    (b) Upon the terms and subject to the conditions set forth in the Fiscal Agency Agreement, and subject to paragraph 9(e) hereof, a Bearer Note or Notes may be exchanged for a Registered Note or Notes of equal aggregate principal amount in such authorized denominations as may be requested by the Holder by surrender of such Bearer Note or Notes and all unmatured interest coupons (if any) appertaining thereto to the office of the Registrar, or to the office of any other Transfer Agent that may be appointed by the Issuer, together with a written request for the exchange. Registered Notes, including Registered Notes received in exchange for Bearer Notes, may not be exchanged for Bearer Notes. Upon the terms and subject to the conditions set forth in the Fiscal Agency Agreement, and subject to paragraph 9(e) hereof, a Registered Note or Registered Notes may be exchanged for a Registered Note or Registered Notes of equal aggregate principal amount, but in such different authorized denominations as may be requested by the Holder by surrender of such Note or Notes to the office of the Registrar, or to the office of any other Transfer Agent that may be appointed by the Issuer, together with a written request for the exchange.

                    (c) Upon the terms and subject to the conditions set forth in the Fiscal Agency Agreement, and subject to paragraph (e) hereof, a Registered Note may be transferred in whole or in part (in the amount of U.S. $1,000 (or U.S. $250,000 in the case of Restricted Notes) or an integral multiple of U.S. $1,000 in excess thereof) by the Holder or Holders surrendering the Registered Note for registration of transfer at the office of the Registrar or at the office of any Transfer Agent, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Registrar or any such Transfer Agent, as the case may be, duly executed by, the Holder or Holders thereof or his or their attorney or attorneys duly authorized in writing; provided, however, that registration of transfer of Restricted Notes
            --------  -------
shall be subject to the restrictions on transfers set forth in Section 5 of the Fiscal Agency Agreement and in the legend on the face of such Notes).

                    (d) No service charge shall be made for any exchange or registration of transfer of Notes (except for the expenses of delivery by other than regular mail), but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto other than in the case of exchanges made upon redemption or conversion of a Note in part not involving any transfer.

                    (e) Neither the Registrar nor any Transfer Agent shall be required to register the transfer of or exchange any Notes for a period of 15 days preceding any date for the selection of Notes to be redeemed, except in connection with a conversion of Notes as contemplated by paragraph 6, or to register the transfer of or exchange any Note called or being called for redemption except, in the case of a Note to be redeemed or converted in part, the portion thereof not to be so redeemed or converted; provided, however, in
                                                        --------  -------
the event that the Notes have been called for redemption, a Bearer Note may be exchanged for a Registered Note which is simultaneously surrendered to the Registrar or any Transfer Agent making such exchange with written instruction for payment consistent with the provisions of the Notes, interest coupons and Fiscal Agency Agreement.

          10.  Modifications and Amendment; Noteholders' Meetings.  (a)  The
               --------------------------------------------------
Fiscal Agency Agreement and the Notes and interest coupons may be modified or amended by the parties to the Fiscal Agency Agreement, without the consent of the Holder of any Note or interest coupon, for the purpose of (i) adding to the covenants of the Issuer for the benefit of the Holders of Notes or interest coupons or surrendering any right or power conferred upon the Issuer; (ii) providing for the payment of principal and interest in respect of Bearer Notes in the United States under the circumstances described on the face hereof or providing for the conversion of Bearer Notes in the United States under the circumstances described in paragraph 6 hereof; (iii) effecting any succession or assumption as described under paragraph 8(a) hereof; (iv) providing for the conversion rights of the Holders of the Notes pursuant to Section 14(f) of the Fiscal Agency Agreement; or (v) curing any ambiguity or correcting or supplementing any defective provision contained in the Fiscal Agency Agreement or the Notes or interest coupons or making any other amendments or modifications which the Issuer and the Fiscal Agent may deem necessary or desirable and which, in any such case, will not adversely affect the interests of the Holders of the Notes or interest coupons in any material respect, to all of which each Holder of any Note or interest coupon shall, by acceptance thereof, be deemed to consent.

                    (b) Modifications and amendments to the Fiscal Agency Agreement and to the Notes and interest coupons may be made, and future compliance therewith or past defaults thereunder by the Issuer may be waived, with the written consent of the Holders of at least a majority in aggregate principal amount of the Notes at the time outstanding, or of such percentage stated in paragraph 10(c) hereof as may act at a meeting of Holders of the Notes held in accordance with the provisions of the Fiscal Agency Agreement; provided,
                                                                       --------
however, that no such modification, amendment or waiver may, without the written
- -------
consent or the affirmative vote of the Holder of each Note affected thereby, (i) change the stated maturity of the principal of, or the due date for any installment of interest on, any such Note; (ii) reduce the principal amount of, or interest on, any such Note or reduce the amount payable on any such Note in the event of redemption or default; (iii) change the obligation of the Issuer to pay Additional Amounts in respect of such Note; (iv) change the currency of payment of principal of or interest on any such Note; (v) impair the right to institute suit for the enforcement of any such payment on or with respect to any such Note; (vi) modify the obligations of the Issuer to maintain the Registrar, a Paying Agent, a Transfer Agent and a Conversion Agent in The City of New York and Europe, and a Corporate Trust Office of the Fiscal Agent in The City of New York, in accordance with paragraph 3(c) hereof; (vii) except as otherwise permitted or contemplated the provisions of the Notes concerning the merger, consolidation or sale of all or substantially all of the assets of the Issuer, adversely affect the right to convert the Notes into Common Stock on the terms set forth herein and in the Fiscal Agency Agreement; (viii) modify the subordination provisions of the Notes in a manner adverse to the Holders of the Notes; or (ix) reduce the above-stated percentage of aggregate principal amount of the Notes outstanding necessary to modify or amend the Fiscal Agency Agreement or the Notes or interest coupons or to waive any future compliance or past default, or reduce the quorum requirements or the percentage of votes required for the adoption of any action at a Holder's meeting, or reduce the percentage in aggregate principal amount of the Notes necessary to rescind and annul a declaration of acceleration pursuant to paragraph 7. Any modifications, amendments or waivers to the Fiscal Agency Agreement or to the Notes or interest coupons will be conclusive and binding on all Holders of the Notes and on all Holders of interest coupons, whether or not they have given such consent or were present at such meeting, and on all future Holders of Notes and interest coupons, whether or not notation of such modifications, amendments or waivers is made upon the Notes or interest coupons. Any instrument given by or on behalf of any Holder of a Note in connection with any consent to any such modification, amendment or waiver will be irrevocable once given and will be conclusive and binding on all subsequent Holders of such Note and any interest coupons appertaining thereto.

                    (c) At a meeting of the Holders of the Notes for the purpose of approving a modification or amendment to, or obtaining a waiver of, any covenant or condition set forth in the Fiscal Agency Agreement or the Notes or coupons, persons entitled to vote a majority in aggregate principal amount of the Notes at the time outstanding shall constitute a quorum. In the absence of a quorum at any such meeting, the meeting may be adjourned for a period of not less than 10 days; in the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days; at the reconvening of any meeting further adjourned for lack of a quorum, the persons entitled to vote 25% in aggregate principal amount of the Notes at the time outstanding shall constitute a quorum for the taking of any action set forth in the notice of the original meeting. At a meeting or an adjourned meeting duly convened and at which a quorum is present as aforesaid, any resolution to modify or amend, or to waive compliance with, any of the covenants or conditions referred to above shall be effectively passed and decided if passed and decided by the person entitled to vote a majority in aggregate principal amount or, if the quorum for such meeting represents less than a majority in aggregate principal amount of the Notes at the time outstanding, 66-2/3% in aggregate principal amount of the Notes represented and voting at the meeting.

          11.  Non-Business Days; Calculation of Interest.  (a)  In any case
               ------------------------------------------
where the date of maturity of the principal of or interest on the Notes or the Redemption Date of any Notes shall not be, in the place where a Note or interest coupon is presented for payment, a Business Day, then payment of principal or interest need not be made on such date at such place but may be made on the next succeeding Business Day following such date at such place of payment, with the same force and effect as if made on the date of maturity or the Redemption Date, and no interest shall accrue for the period from and after the date of maturity or the Redemption Date, as the case may be. Except as otherwise provided in the Fiscal Agency Agreement, the term "Business Day", with respect to any place of payment, place of conversion or any other place, as the case may be, shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in The City of New York or that place of payment, place of conversion or other place, as the case may be, are authorized or obligated by law or executive order to close.

                    (b) Interest in respect of any period of less than one year shall be calculated on the basis of a 360-day year of twelve thirty-day months and, in the case of an incomplete month, the number of days elapsed in such incomplete month.

          12.  Fiscal Agent.  Anything herein or in the Fiscal Agency Agreement
               ------------
to the contrary notwithstanding, in acting under the Fiscal Agency Agreement and in connection with the Notes and interest coupons, the Fiscal Agent and each other agent of the Issuer under the Fiscal Agency Agreement is acting solely as agent of the Issuer and does not assume any obligation towards or relationship of agency or trust for or with the owner or Holder of this Note or any interest coupon appertaining hereto or the holder of any Senior Indebtedness, except that all funds held by the Fiscal Agent or any other Paying Agent of the Issuer for payment of principal of or interest on this Note shall, subject to paragraph 3(d), be held in trust by it and applied, as set forth herein and in the Fiscal Agency Agreement, but need not be segregated from other funds held by it, except as required by law. Without limitation to the foregoing, (i) any requirement that any agreement, opinion of counsel or other document be satisfactory to the Fiscal Agent shall not create any relationship of trust for or with any of the owners or Holders of the Notes or coupons, and (ii) any provision to the effect that the Fiscal Agent may give notice of default or acceleration of the Notes shall neither create any relationship or trust for or with any of the owners or Holders of Notes or coupons or require that the Fiscal Agent give any such notice except at the direction of the Holders of the requisite percentage in principal amount of the Notes.

          13.  Notices.  All notices to the Holders of Bearer Notes will be
               -------
published in an Authorized Newspaper in New York City and in London and, so long as the Notes are listed by the Issuer on the Luxembourg Stock Exchange and such Exchange shall so require, in Luxembourg or, if publication in either London or Luxembourg is not practicable, elsewhere in Europe. Notices will be mailed to Holders of Registered Notes at their addresses as they appear in the Note Register. Notices shall be deemed to have been given on the date of publication or mailing as aforesaid or, if published on different dates, on the date of the first such publication.

          14.  Governing Law.  This Note and the interest coupons appertaining
               -------------
hereto, if any, shall be construed in accordance with and governed by the laws of the State of California.

          15.  Warranty of the Issuer.  Subject to due authentication of this
               ----------------------
Note by the Fiscal Agent, the Issuer hereby certifies and warrants that all acts, conditions and things required to be done and performed and to have happened precedent to the creation and issuance of this Note and any appurtenant interest coupons, and to constitute the same legal, valid and binding obligations of the Issuer enforceable in accordance with their terms, have been done and performed and have happened in due and strict compliance with all applicable laws.

          16.  Capitalized Terms.  Capitalized terms used in these Terms and
               -----------------
Conditions which are defined on the face of this Note shall have the respective meanings ascribed thereto on the face of this Note. Capitalized terms used in these Terms and Conditions or on the face of this Note and not defined herein or therein shall have the respective meanings ascribed thereto in the Fiscal Agency Agreement.

          17.  Required Certification.  Anything herein to the contrary
               ----------------------
notwithstanding, payment of principal upon redemption of this Note, delivery of Common Stock upon conversion of this Note and payment of cash, if any, in lieu of fractional shares upon conversion of this Note will be made, in each case, only upon delivery to a Paying Agent or Conversion Agent, as the case may be, by the Holder of this Note of a written certification in the form required by
Section 7(e) or 14(1) of the Fiscal Agency Agreement, as the case may be; provided that no such certification shall be required if delivery thereof shall have been waived by the Issuer or if the Issuer shall have failed to comply with its obligations under Section 7(e) or 14(1), as the case may be, of the Fiscal Agency Agreement.

          18.  Descriptive Headings.  The descriptive headings appearing in
               --------------------
these Terms and Conditions are for convenience of reference only and shall not alter, limit or define the provisions hereof.

                                   REGISTRAR
                                 Chemical Bank
                             450 West 33rd Street
                           New York, New York  10001



                    PAYING, TRANSFER AND CONVERSION AGENTS




       Chemical Bank               Banque Internationale         Chemical Bank
   450 West 33rd Street              a Luxembourg S.A.          125 London Wall
 New York, New York  10001          2 Boulevard Royale          London EC2Y 5AJ
                                          L-2953                    England
                                        Luxembourg

- --------------------------------------------------------------------------------

                               Conversion Notice

TO HEALTH CARE PROPERTY INVESTORS, INC.

                    The undersigned owner of this Note hereby irrevocably exercises the option to convert this note (or, if this Note is a Registered Note, a portion thereof which is U.S. $1,000 or a multiple thereof (below designated)) into shares of Common Stock of Health Care Property Investors, Inc. (the "Issuer") in accordance with the terms of this Note and the Fiscal Agency Agreement referred to therein, and directs that the shares issuable and deliverable upon conversion, together with any payment for fractional shares, be issued and delivered to the name indicated below (or, if this is a Registered Note and no name is indicated below, to the registered Holder hereof). If any shares issuable upon conversion are not registered in the name of the undersigned (if this Note is a Bearer Note) or in the name of the registered Holder of this Note (if this Note is a Registered Note), the undersigned must deliver a certification to the effect provided in clause (A) of the succeeding paragraph executed by the person in whose name such shares will be registered.

                    The undersigned hereby (A) certifies that the conversion of this Note will not cause any person to beneficially own, directly or indirectly, more than 9.9% of the outstanding Common Stock of the Issuer (including shares of Common Stock issuable upon conversion of Notes held by it but excluding shares of Common Stock issuable upon conversion of Notes held by other investors); and (B) further certifies that one or more of the following is true (check applicable box(es)): (i) [_] the beneficial owner of this Note did not acquire Notes, stock or other securities (other than Common Stock) of the Issuer (collectively, the "Applicable Securities") at any time when the market value of the Applicable Securities already beneficially owned by such owner, together with the cost of any newly acquired Applicable Securities, exceeded the market value of 5% of the outstanding Common Stock of the Issuer (or the class of interest required by any final or amended form of temporary U.S. Treasury Regulation Section 1.897-9T(b), if different); (ii) [_] the beneficial owner of this Note has not at any time beneficially owned more than 5% of the total market value of the then outstanding Notes; (iii) [_] the beneficial owner of this Note is not a United States Alien; or (iv) [_] none of the above certifications is true. For purposes of the certification in (A) above, beneficial ownership shall include actual ownership as well as constructive ownership as set forth in both Section 544 of the United States Internal Revenue (the "Code") (as modified by Code Section 856(b)(1)) and Code Section 318(a) (as modified by Code Section 856(d)(5)). For purposes of the certifications in (B) above, beneficial ownership shall include actual ownership as well as constructive ownership as set forth in Code Section 318(a) (as modified by Code
Section 897(c)(6)(C)).

                    If this Note is a Restricted Note, no shares issuable upon conversion hereof may be registered in a name other than that of the registered Holder hereof unless such Holder shall have completed the transfer form required by, and complied with the other transfer requirements of, the Restricted Notes and the Fiscal Agency Agreement.


Dated:                               ___________________________________________
                                                     Signature(s)


                                     Notice:  In the case of a Registered Note,
Fill in for registration of          the signature(s) on this certification must
shares:                              correspond with the name as it appears on
                                     the face of the Note in every particular,
                                     without alteration or enlargement or any
                                     change whatsoever.
_________________________________
_________________________________    Principal amount of Registered Note to be
_________________________________    converted (if less than all).  Each Bearer
(Please print name and               Note must be converted in whole.  If a
address, including zip               Restricted Note is converted in part, the
code)                                uncovered portion thereof must be at least
                                     $250,000:


_________________________________
Social Security or other             $__________________________________________
Taxpayer Identification
Number (If a United States
Person)

- --------------------------------------------------------------------------------

                  [Transfer Certificate for Restricted Notes]

   In connection with any transfer of all or any portion of this Note occurring, or if any shares of Common Stock issuable upon conversion hereof are to be registered in a name other than that of the registered Holder hereof, in each case prior to the Resale Restriction Termination Date, the undersigned confirms that such Note or shares, as the case may be, are being transferred:


[_] to a person the undersigned         [_] to an institutional investor
    reasonably believes is a                which is an "accredited investor"
    "qualified institutional buyer"         within the meaning of Rule
    as defined in Rule 144A under the       501(a)(1), (2) (3) or (7) under
    Securities Act of 1933, as              the 1933 Act, that is acquiring
    amended (the "1933 Act")(a              for investment purposes and not
    "QIB"), that is purchasing for          for distribution in violation of
    its own account or for the              the 1933 Act and that has
    account of a QIB to whom notice         furnished to the Registrar a
    is given that the transfer is           signed letter containing certain
    being made in reliance on Rule          representations and agreements
    144A; or                                (the form of which letter can be
                                            obtained from the Registrar); or


[_] pursuant to an offer and sale to    [_] to the Issuer
    a non-U.S. Person made outside
    the United States within the
    meaning of, and in compliance
    with, Regulation S under the 1933
    Act; or

[_] pursuant to a registration
    statement which has been declared
    effective under the 1933 Act; or


     Unless one of the boxes above is checked, the Registrar and any Transfer Agent will refuse to register any of the Notes evidenced by this certificate, or any shares issuable upon conversion thereof, in the name of any person other than the registered Holder thereof; provided, however, that the Issuer may, in its sole discretion, permit the Registrar and any Transfer Agent to register the transfer of such Notes or shares if it has received such legal opinions as the Issuer, the Registrar or any Transfer Agent has reasonably requested to confirm that such transfer is being made pursuant to an exemption from the registration requirements of the 1933 Act.


Notice: The signature(s) to this          ______________________________________
certification must correspond with                      Signature(s)
the name as it appears on the face of
the within Note in every particular,
without alteration or enlargement or
any change whatsoever.

                                          Dated:

- --------------------------------------------------------------------------------

                                                                       EXHIBIT C

                           [FORM OF INTEREST COUPON]

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

No.  __________________                                            U.S.  $150.00

                                               Due [November 8] [May 8], _____.*

   On the date shown hereon (unless prior to such date the Note hereinafter referred to shall have been duly called for redemption and payment of the redemption price shall have been made or duly provided for), HEALTH CARE PROPERTY INVESTORS, INC. shall pay to the bearer (subject to the Terms and Conditions of the Note to which this coupon appertains, which shall be binding on the Holder of this coupon whether or not attached to such Note), upon surrender hereof, the amount shown hereon (together with any Additional Amounts which may be payable under the Terms and Conditions of such Note), being one half-year's interest then payable on its 6% Convertible Subordinated Notes Due 2000, the number of which appears on this coupon. Payment of this coupon will be made in U.S. dollars at the office of any Paying Agent outside the United States maintained at the time by the Issuer for such purpose (payment to be made, at the option of the Holder hereof and subject to any applicable laws and regulations, by check drawn on a bank in New York City or (upon receipt by the Fiscal Agent or a Paying Agent of appropriate transfer instructions) by transfer to a dollar account maintained by the Holder with a bank located outside the United States). Except as otherwise provided in the Terms and Conditions of the Note, no payment shall be mailed to an address or transferred to an account in the United States.

                                                 HEALTH CARE PROPERTY
                                                 INVESTORS, INC.



                                                 By_____________________________
                                                   Title:



                                                 By_____________________________
                                                   Title:
____________________
* Delete inappropriate reference.

                             LIST OF PAYING AGENTS


      Chemical Bank           Banque Internationale        Chemical Bank
   450 West 33rd Street         a Luxembourg S.A.         125 London Wall
 New York, New York 10001      2 Boulevard Royale         London EC2Y 5AJ
                                     L-2953                   England
                                   Luxembourg

                                                                       EXHIBIT D

                        [FORM OF TEMPORARY GLOBAL NOTE]


   THIS NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "1933 ACT") AND MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OF AMERICA (INCLUDING THE STATES AND THE DISTRICT OF COLUMBIA), ITS TERRITORIES, ITS POSSESSIONS AND OTHER AREAS SUBJECT TO ITS JURISDICTION (THE "UNITED STATES") OR TO ANY CITIZEN OR RESIDENT OF THE UNITED STATES, ANY CORPORATION, PARTNERSHIP OR OTHER ENTITY CREATED OR ORGANIZED IN OR UNDER THE LAWS OF THE UNITED STATES, OR ANY ESTATE OR TRUST THE INCOME OF WHICH IS SUBJECT TO UNITED STATES FEDERAL INCOME TAXATION REGARDLESS OF ITS SOURCE ("UNITED STATES PERSONS").

   THIS NOTE IS A TEMPORARY GLOBAL NOTE, WITHOUT COUPONS, BXCHANGEABLE FOR DEFINITIVE BEARER NOTES WITH INTEREST COUPONS OR DEFINITIVE REGISTERED NOTES WITHOUT INTEREST COUPONS. THE RIGHTS ATTACHING TO THIS GLOBAL NOTE, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR DEFINITIVE NOTES, ARE AS SPECIFIED IN THE FISCAL AGENCY AGREEMENT (AS DEFINED HEREIN).

   NEITHER THE HOLDER NOR THE BENEFICIAL OWNERS OF THIS GLOBAL NOTE SHALL BE ENTITLED TO RECEIVE PAYMENT OF INTEREST HEREON OR TO CONVERT THIS NOTE INTO COMMON STOCK.

   ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE UNITED STATES INTERNAL REVENUE CODE.

                     HEALTH CARE PROPERTY INVESTORS, INC.

                             TEMPORARY GLOBAL NOTE

                                 representing

                               U.S. $71,400,000

                  6% Convertible Subordinated Notes due 2000

   Subject to the provisions hereof, HEALTH CARE PROPERTY INVESTORS, INC., a corporation duly organized and validly existing under the laws of the State of Maryland law (the "Issuer"), for value received, hereby promises to pay to the bearer upon surrender hereof on November 8, 2000, the principal sum of SEVENTY-ONE MILLION FOUR HUNDRED THOUSAND UNITED STATES DOLLARS (U.S. $71,400,000), and to pay interest on said principal sum in dollars semi-annually in arrears on May 8 and November 8 of each year from the date hereof, commencing May 8, 1994, at the rate of 6% per annum, calculated based upon a 360-day year of twelve thirty-day months, until payment of said principal sum has been made or dulY provided, but only after exchange of interests in this Temporary Global Note for definitive Notes as provided herein. Such payments shall be made in U.S. dollars.

   This Temporary Global Note is issued in respect of an issue of 6% Convertible Subordinated Notes Due 2000 of the Issuer, limited to the aggregate principal amount of U.S. $100,000,000 issued pursuant to a Fiscal Agency Agreement (the "Fiscal Agency Agreement") dated as of November 8, 1993 between the Issuer and Chemical Bank, as fiscal agent (the "Fiscal Agent"), and is governed by the Terms and Conditions of the definitive Notes, which Terms and Conditions are incorporated herein by reference mutatis mutandis and, except as otherwise
                                 ------- --------
provided herein, shall be binding on the Issuer and the Holder hereof as if fully set forth herein. Unless the context otherwise requires, the terms used herein shall have the meanings specified in the Fiscal Agency Agreement and such Terms and Conditions.

   Until this Temporary Global Note is exchanged for definitive Notes, the Holder hereof shall not be entitled to receive payments of interest hereon or to convert his interest herein into the Common Stock of the Issuer or any other security, cash or other property; until so exchanged in full, this Temporary Global Note shall in all other respects be entitled to the same benefits as definitive Notes under such Terms and Conditions and the Fiscal Agency Agreement.

   This Temporary Global Note is exchangeable in whole or from time to time in part for definitive Bearer Notes with appertaining interest coupons attached or Registered Notes without interest coupons upon request of Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System, or Cedel S.A. to the Fiscal Agent, only (i) on or after the Exchange Date and (ii) upon presentation of certificates in the form required by Section 4 of the Fiscal Agency Agreement. Upon exchange of any portion of this Temporary Global Note for a definitive Note or Notes, the Fiscal Agent shall cause Schedule A of this Temporary Global Note to be endorsed to reflect the reduction of its principal amount by an amount equal to the aggregate principal amount of such definitive Note or Notes, whereupon the principal amount hereof shall be reduced for all purposes by the amount so exchanged and noted.

   This Temporary Global Note shall not become valid or obligatory until the certificate of authentication hereon shall have been duly manually signed by the Fiscal Agent in accordance with the Fiscal Agency Agreement.

   This Temporary Global Note shall be governed by and construed in accordance with the laws of the State of California.

   All references to "$," "Dollars," "dollars" or "U.S. $" are to such coin or currency of the United States of America as at the time shall be legal tender for the payment of public and private debts therein.

   IN WITNESS WHEREOF, HEALTH CARE PROPERTY INVESTORS, INC. has caused this instrument to be duly executed.

Dated:  November 8, 1993


                                                 HEALTH CARE PROPERTY
                                                 INVESTORS, INC.



                                                 By_____________________________
                                                   Title:



                                                 By_____________________________
                                                   Title:

                         CERTIFICATE OF AUTHENTICATION


   This is the Temporary Global Note described in the within mentioned Fiscal Agency Agreement.

          CHEMICAL BANK,
          as Fiscal Agent



          By____________________________________________________________________
           Title:

                                  Schedule A
                                  ----------

              Exchange of portions of this Temporary Global Note
              --------------------------------------------------
                             for definitive Notes
                             --------------------

         Principal amount of Definitive   Remaining Principal
         Notes Issued in Exchange for a     Amount of this
        portion of this Temporary Global   Temporary Global
 Date                 Note                       Note          Notation Made By
 ----   --------------------------------  -------------------  ----------------
_____       ________________________       _________________   _______________
_____       ________________________       _________________   _______________
_____       ________________________       _________________   _______________
_____       ________________________       _________________   _______________
_____       ________________________       _________________   _______________
_____       ________________________       _________________   _______________
_____       ________________________       _________________   _______________
_____       ________________________       _________________   _______________
_____       ________________________       _________________   _______________
_____       ________________________       _________________   _______________
_____       ________________________       _________________   _______________
_____       ________________________       _________________   _______________
_____       ________________________       _________________   _______________
_____       ________________________       _________________   _______________
_____       ________________________       _________________   _______________
_____       ________________________       _________________   _______________
_____       ________________________       _________________   _______________
_____       ________________________       _________________   _______________
_____       ________________________       _________________   _______________
_____       ________________________       _________________   _______________
_____       ________________________       _________________   _______________

                                                                       EXHIBIT E

                     [FORM OF CLEARANCE SYSTEM CERTIFICATE
                      TO BE GIVEN TO THE FISCAL AGENT BY
                            EUROCLEAR OR CEDEL FOR
                         DELIVERY OF DEFINITIVE NOTES]


                     HEALTH CARE PROPERTY INVESTORS, INC.

                  6% Convertible Subordinated Notes due 2000

   We refer to that portion of the Temporary Global Note in respect of the above-captioned issue which is herewith submitted to be exchanged for definitive Notes (the "Submitted Portion") as provided in the Fiscal Agency Agreement dated as of November 8, 1993 (the "Fiscal Agency Agreement") in respect of such issue. This is to certify that, based solely on certifications we have received in writing, by tested telex or by electronic transmission from each member organization appearing in our records as persons being entitled to a portion of the principal amount set forth below (our "Member Organizations") substantially in the form set out in the Fiscal Agency Agreement relating to the above-captioned Notes, as of the date hereof, (X) U.S. $___________ principal amount of the above-captioned Notes is beneficially owned by (i) United States Aliens (as defined below), (ii) persons described in Section 1.163-5(c)(2)(i)(D)(6) of the United States Treasury Regulations (the "Treasury Regulations") or (iii) financial institutions that have purchased such Notes for purposes of resale during the restricted period (as defined in Section 1.163-5(c)(2)(i)(D)(7) of the Treasury Regulations), which financial institutions (whether or not also described in clause (i) or (ii) above) have certified in addition that they have not acquired the Notes for purposes of resale directly or indirectly to a United States Person (as defined below) or to a person within the United States (as described in Section 1.163-5 of the Treasury Regulations) and (Y) that as a result of such exchange of the Submitted Portion, the beneficial owner of any such definitive Notes will not beneficially own, directly or indirectly, more than 9.9% of the Issuer's outstanding Common Stock; provided, however, that our certification made in clause (Y) is based solely upon the certifications we have received from our Member Organizations and we have made no independent investigation of, nor do we assume any responsibility for the truth and accuracy of, such information. For purposes of clause (Y) above, beneficial ownership shall include actual ownership as well as constructive ownership as set forth in both United States Internal Revenue Code of 1986, as amended (the "Code"),
Section 544 (as modified by Code Section 856(h)(1)) and Code Section 318(a) (as modified by Code Section 856(d)(5)).

   As used herein, "United States" means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction; "United States Alien" means any person that, for United States federal income tax purposes, is neither treated as a citizen or resident of the United States, nor a corporation, partnership or other entity created or organized in or under the laws of the United States or of any political subdivision thereof, nor an estate or trust the income of which is subject to United States federal income tax regardless of source; and "United States Person" means any citizen or resident of the United States, any corporation, partnership or other entity created or organized in or under the laws of the United States or of any political subdivision thereof, or any estate or trust the income of which is subject to United States federal income taxation regardless of its source.

   This is also to certify with respect to such principal amount of Notes set forth above that we have received in writing, by tested telex or by electronic transmission, from our Member Organizations entitled to a portion of such principal amount, certifications with respect to such portion, substantially to the effect set forth in the Fiscal Agency Agreement.

   We further certify (i) that we are not making available herewith for exchange any portion of the Temporary Global Note excepted in such certifications and
(ii) that as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by such Member Organizations with respect to any portion of the part submitted herewith for exchange are no longer true and cannot be relied Upon as the date hereof.

   We understand that this certification is required in connection with certain tax laws and certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification or a copy hereof to any interested party in such proceedings. We agree to retain each statement provided by a Member Organization for a period of four calendar years following the year in which the statement is received or such longer period as may be required by law to satisfy any exemption from United States federal income tax withholding obligations of the Issuer or Fiscal Agent.



Dated: ___, 19____          /3/  Morgan Guaranty Trust Company
                                 of New York, Brussels office,
                                 as operator of the
                                 Eurolear System]/4/
                                 [Cedel S.A.]/4/


               By ______________________________________________________________








_____________________________
3. To be dated no earlier than the Exchange Date.
4. Delete the inappropriate reference.

                                                                     EXHIBIT F-1

               [FORM OF CERTIFICATE TO BE DELIVERED TO EUROCLEAR
                   OR CEDEL BY A BENEFICIAL OWNER OF NOTES]

                     HEALTH CARE PROPERTY INVESTORS, INC.

                  6% Convertible Subordinated Notes due 2000


   This is to certify that as of the date hereof and except as provided in the third paragraph hereof, that (X) the above-captioned Notes held by you for our account are beneficially owned by (i) a United States Alien (as defined below),
(ii) a person described in Section 1.163-5(c)(2)(i)(D)(6) of the United States Treasury Regulations (the "Treasury Regulations"), or (iii) a financial institution that has purchased such Notes for purposes of resale during the restricted period (as defined in Section 1.163-5(c)(2)(i)(D)(7) of the Treasury Regulations), which financial institution (whether or not also described in clause (i) or (ii) above) certifies in addition that it has not acquired the Notes for purposes of resale directly or indirectly to a United States Person (as defined below) or to a person within the United States (as described in Section 1.163-5 of the Treasury Regulations) and (Y) no such beneficial owner of an interest in the Notes held by you for our account owns beneficially, directly or indirectly, more than 9.9% of the outstanding shares of common stock (the "Common Stock") of Health Care Property Investors, Inc. (the "Issuer"). For purposes of clause (Y) of the immediately preceding sentence, the calculation of beneficial ownership of Common Stock of the Issuer with respect to any particular beneficial owner of Notes was determined by including shares of Common Stock issuable upon conversion of Notes held by such beneficial owner, but excluding shares of Common Stock issuable upon conversion of the Notes held by other owners of Notes. Also for purposes of such clause (Y), beneficial ownership shall include actual ownership as well as constructive ownership as set forth in both United States Internal Revenue Code of 1986, as amended (the "Code"), Section 544 (as modified by Code Section 856(h)(1)) and Code Section 318(a) (as modified by Code Section 856(d)(5)).

   As used herein, "United States" means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction; "United States Alien" means any person that, for United States federal income tax purposes, is neither treated as a citizen or resident of the United States, nor a corporation, partnership or other entity created or organized in or under the laws of the United States or of any political subdivision thereof, nor an estate or trust the income of which is subject to United States federal income tax regardless of source; and "United States Person" means any citizen or resident of the United States, any corporation, partnership or other entity created or organized in or under the laws of the United States or of any political subdivision thereof, or any estate or trust the income of which is subject to United States federal income taxation regardless of its source.

   We undertake to advise you by tested telex or electronic transmission if the above statement as to beneficial ownership is not correct with respect to such of said Notes as then appear in your books as being held for our account.

                                     F-1-1

   This certificate excepts and does not relate to U.S. $____________ principal amount of Notes held by you for our account, as to which we are not yet able to certify beneficial ownership. We understand that delivery of definitive Notes in such principal amount cannot be made until we are able so to certify.

   We understand that this certificate is required in connection with certain securities and tax laws in the United States of America. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy hereof to any interested party in such proceedings. As used herein, "United States" means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction; and "United States Alien" means any person that, for United States federal income tax purposes, is neither treated as a citizen or resident of the United States, nor a corporation, partnership or other entity created or organized in or under the laws of the United States or of any political subdivision thereof, nor an estate or trust the income of which is subject to United States federal income tax regardless of source.



Dated: *         By_____________________________________________________________
             Authorized Signature



















_____________________
* This certificate must be dated not earlier than 15 days prior to the Exchange Date.

                                     F-1-2

                                                                       EXHIBIT G

                          [FORM OF CONVERSION NOTICE]



- --------------------------------------------------------------------------------
TO HEALTH CARE PROPERTY INVESTORS, INC.
Re: 6% Convertible Subordinated Notes due 2000 ("Notes")

     The undersigned owner of the accompanying Note hereby irrevocably exercises the option to convert the Note (or, if the Note is a Registered Note, a portion thereof which is U.S. $1,000 or a multiple thereof (below, designated) into shares of Common Stock of Health Care Property Investors, Inc. (the "Issuer") in accordance with the terms of the Note and the Fiscal Agency Agreement referred to therein, and directs that the shares issuable and deliverable upon convenience, together with any payments for fractional shares, be issued and delivered to the name indicated below (or, if this is a Registered Note and no name is indicated below, to the registered Holder hereof. If any shares issuable upon convenience are not registered in the name of the undersigned (if the Note is a Bearer Note) or in the name of the registered Holder of this Note (if the
Note is a Registered Note), the undersigned must deliver a certification to the effect provided in clause (A) of the succeeding paragraph executed by the person in whose name such shares will be registered.

     The undersigned hereby (A) certifies that the conversion of the Note will not cause any person to beneficially own, directly or indirectly, more than 9.9% of the outstanding Common Stock of the Issuer (including shares of Common Stock issuable upon conversion of Notes held by it but excluding shares of Common Stock issuable upon conversion of Notes held by other investors); and (B) further certifies that one or more of the following is true (check applicable box(es)): (i) [_] the beneficial owner of this Note did not acquire Notes, stock or other securities (other than Common Stock) of the Issuer (collectively, the "Applicable Securities") at any time when the market value of the Applicable Securities already beneficially owned by such owner, together with the cost of any newly acquired Applicable Securities, exceeded the market value of 5% of the outstanding Common Stock of the Issuer (or the class of interest required by any final or amended form of temporary U.S. Treasury Regulation Section 1.897-9T(b), if different); (ii) [_] the beneficial owner of this Note has not at any time beneficially owned more than 5% of the total market value of the then outstanding Notes; (iii) [_] the beneficial owner of this Note is not a United States Alien; or (iv) [_] none of the above certifications is true. For purposes of the certification in (A) above, beneficial ownership shall include actual ownership as well as constructive ownership as set forth in both Section 544 of the United States Internal Revenue Code (the "Code") (as modified by Code
Section 856(h)(1) and Code Section 318(a) (as modified by Code Section 856(d)(5)). For purposes of the certifications in (B) above, beneficial ownership shall include actual ownership as well as constructive ownership as set forth in Code Section 318(a) (as modified by Code Section 897(c)(6)(C).

     If the Note is a Restricted Note, no shares issuable upon conversion thereof may be registered in a name other than that of the registered Holder thereof unless such Holder shall have completed the transfer form required by, and complied with the other transfer requirements of, the Restricted Notes and the Fiscal Agency Agreement.

Dated:

                                        --------------------------------------
Fill in for registration of shares:                   Signature(s)


                                        Notice: In the case of a Registered
                                        Note, the signature(s) on this
                                        certification must correspond with the
                                        name as it appears on the face of the
                                        Note in every particular, without
                                        alteration or enlargement or any change
                                        whatsoever.
__________
                                        Principal amounts of Registered Note to
__________                              be converted (if less than all).  Each
                                        Bearer Note must be converted in whole.
__________                              If a Registered Note is converted in
(Please print your name and address,    part, the unconverted portion thereof
including zip code)                     must be at least $250,000.

_____________                           $_______________________________________
Social Security or other Taxpayer
Identification Number (if a United
States person)

- --------------------------------------------------------------------------------

                                                                       EXHIBIT H


                           [FORM OF FACE OF DTC NOTE]


 THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

 THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH NOTE, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS THREE YEARS AFTER THE LATER OF THE EXCHANGE DATE (AS DEFINED IN THE FISCAL AGENCY AGREEMENT REFERRED TO HEREIN) AND THE LAST DATE ON WHICH THE ISSUER OR ANY "AFFILIATE" (AS DEFINED IN RULE 144 PROMULGATED UNDER THE 1933 ACT) OF THE ISSUER WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF THIS NOTE) ONLY TO A PERSON THAT IS NOT AN "AFFILIATE" OR ACTING ON BEHALF OF AN "AFFILIATE" OF THE ISSUER AND ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT, (C) TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE 1933 ACT, (E) TO AN INSTITUTIONAL INVESTOR WHICH IS AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (a)(1),
(a)(2), (a)(3) OR (a)(7) OF RULE 501 UNDER THE 1933 ACT THAT IS ACQUIRING THE NOTE FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION IN VIOLATION OF THE 1933 ACT, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT (SUBJECT IN EACH OF THE FOREGOING CASES TO ANY REQUIREMENT OF LAW THAT THE DISPOSITION OF A TRANSFEREE'S PROPERTY BE AT ALL TIMES WITHIN ITS CONTROL), AND SUBJECT TO THE ISSUER'S, THE REGISTRAR'S AND ANY TRANSFER AGENT'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL SATISFACTORY TO EACH OF THEM, AND IN EACH OF THE FOREGOING CASES, EXCEPT AS OTHERWISE PROVIDED IN THE FISCAL AGENCY AGREEMENT REFERRED TO HEREIN, A CERTIFICATE IN THE FORM APPEARING ON THE REVERSE OF THIS NOTE IS DELIVERED BY THE TRANSFEROR TO THE REGISTRAR OR A TRANSFER AGENT. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

 THE ISSUER, THE REGISTRAR AND ANY TRANSFER AGENT MAY REFUSE TO EXCHANGE OR REGISTER THE TRANSFER OF ANY OF THE ISSUER'S 6% CONVERTIBLE SUBORDINATED NOTES DUE 2000 (THE "NOTES") IF SUCH TRANSFER (A) WOULD, OR IN THE DETERMINATION OF THE BOARD OF DIRECTORS OF THE ISSUER MIGHT, RESULT IN A SINGLE PERSON BENEFICIALLY OWNING (OR UPON CONVERSION OF ANY NOTES THEREUPON OWNING) DIRECTLY OR INDIRECTLY MORE THAN 9.9% OF THE ISSUER'S COMMON STOCK (INCLUDING COMMON STOCK ISSUABLE UPON CONVERSION OF NOTES HELD BY THAT PERSON BUT NOT COMMON STOCK ISSUABLE UPON CONVERSION OF NOTES HELD BY OTHERS) OR (B) WOULD CAUSE THE ISSUER TO FAIL TO MEET ANY REQUIREMENT NECESSARY FOR THE CONTINUED QUALIFICATION OF THE ISSUER AS A REAL ESTATE INVESTMENT TRUST UNDER THE UNITED STATES INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"). IN ADDITION, THE HOLDER HEREOF MAY NOT CONVERT THIS NOTE, AND THIS NOTE SHALL NOT BE CONVERTIBLE BY THE HOLDER, IF AS A RESULT OF SUCH CONVERSION ANY PERSON WOULD BENEFICIALLY OWN, DIRECTLY OR INDIRECTLY, MORE THAN 9.9% OF THE ISSUER'S OUTSTANDING COMMON STOCK. ANY EXCHANGE OR REGISTRATION OF TRANSFER OF THIS NOTE IN CONTRAVENTION OF THE SECOND PRECEDING SENTENCE, OR ATTEMPTED CONVERSION OF THIS NOTE IN CONTRAVENTION OF THE IMMEDIATELY PRECEDING SENTENCE, SHALL BE NULL AND VOID AB INITIO AS TO THE HOLDER, THE TRANSFEROR AND THE INTENDED TRANSFEREE, AS THE CASE MAY BE, OF THIS NOTE, AND, IN THE CASE OF AN ATTEMPTED EXCHANGE OR REGISTRATION OF TRANSFER, THE INTENDED TRANSFEREE WILL ACQUIRE NO RIGHTS OR ECONOMIC INTERESTS WHATSOEVER IN THIS NOTE AND, IN THE CASE OF AN ATTEMPTED CONVERSION, NEITHER THE HOLDER NOR ANY INTENDED TRANSFEREE WILL ACQUIRE ANY RIGHTS OR ECONOMIC INTERESTS IN THE COMMON STOCK OF THE ISSUER ISSUABLE UPON SUCH CONVERSION. FOR PURPOSES OF THIS PARAGRAPH, BENEFICIAL OWNERSHIP SHALL INCLUDE ACTUAL OWNERSHIP AS WELL AS CONSTRUCTIVE OWNERSHIP AS SET FORTH IN BOTH CODE SECTION 544 (AS MODIFIED BY CODE SECTION 856(h)(1)) AND CODE SECTION 318(a) (AS MODIFIED BY CODE SECTION 856(d)(5)).

 THIS NOTE CANNOT BE EXCHANGED FOR A BEARER NOTE.

 UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUIRED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF
DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

No.R-
                     HEALTH CARE PROPERTY INVESTORS, INC.

                             DTC NOTE REPRESENTING

                  6% CONVERTIBLE SUBORDINATED NOTES DUE 2000


   HEALTH CARE PROPERTY INVESTORS, INC., a corporation duly organized and existing under the laws of the State of Maryland (the "Issuer," which term includes any successor thereto under the terms of the Fiscal Agency Agreement), for value received, hereby promises to pay to Cede & Co., or registered assigns, upon surrender hereof the principal sum of TWENTY-EIGHT MILLION SIX HUNDRED THOUSAND UNITED STATES DOLLARS (U.S. $28,600,000), or such other amount (not to exceed U.S. $100,000,000) as shall be the outstanding principal amount hereof as endorsed on the Schedule attached hereto pursuant to the next succeeding paragraph, on November 8, 2000, and to pay interest, semi-annually in arrears on May 8 and November 8 of each year (each, an "Interest Payment Date"), commencing May 8, 1994, on said principal sum at the rate of 6% per annum, calculated based upon a 360-day year of twelve thirty-day months, from and including the most recent Interest Payment Date to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for on this Note, from and including November 8, 1994, until payment of said principal sum has been made or duly provided for. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Fiscal Agency Agreement, be paid to the person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Regular Record Date (whether or not such day is a Business Day) for such interest, which shall be the April 23 or October 24 immediately preceding the relevant Interest Payment Date, except that any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a special record date for the payment of such defaulted interest to be fixed by the Fiscal Agent (a "Special Record Date"), notice whereof shall be given to Holders of Registered Notes not less than 15 days prior to such Special Record Date, such Special Record Date to be not less than 10 days preceding the date of payment of such defaulted interest, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange. Payments of principal shall be made upon the surrender of this Note at the Corporate Trust Office of the Fiscal Agent in The City of New York or, subject to any applicable laws and regulations, at the offices of Paying Agents that are also Transfer Agents, by United States Dollar check drawn on, or (upon receipt by the Fiscal Agent or a Paying Agent of appropriate transfer instructions) by transfer to a United States Dollar account maintained by the Holder with, a bank in The City of New York. Payment of interest on this Note may be made by United States Dollar check drawn on a bank in The City of New York mailed to the address of the Holder entitled thereto as such address shall appear in the Note Register or, upon application by the Holder to the Registrar not later than the Regular Record Date immediately preceding the relevant Interest Payment Date, by transfer to a United States Dollar account (such transfers to be made only to Holders of an aggregate principal amount of Registered Notes of U.S. $5,000,000 or more) maintained by the Holder with a bank in The City of New York.

   Upon any exchange of a portion of this DTC Note for definitive Registered Notes, upon any redemption of a portion of this DTC Note and upon any conversion of a portion of this DTC Note into Common Stock, the portion of the principal amount hereof so exchanged, redeemed or converted, as the case may be, shall be endorsed by the Fiscal Agent on the Schedule attached hereto, whereupon the principal amount hereof shall be decreased for all purposes by the amount so exchanged, redeemed or converted and so endorsed. Upon any exchange of definitive Registered Notes for interests in this DTC Note, the principal amount of the Registered Notes so exchanged shall be endorsed by the Fiscal Agent on the Schedule attached hereto, whereupon the principal amount hereof shall be increased for all purposes by the amount so exchanged and endorsed.

   For purposes of this Note, "United States" means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction, and a "United States Alien" means any person that, for United States federal income tax purposes, is neither treated as a citizen or resident of the United States, nor a corporation, partnership or other entity created or organized in or under the laws of the United States or of any political subdivision thereof, nor an estate or trust the income of which is subject to United States federal income tax regardless of source.

   The Terms and Conditions of the Notes endorsed on the reverse hereof shall for all purposes have the same effect as though fully set forth at this place, and capitalized terms used above but not otherwise defined shall have the meanings ascribed thereto in such Terms and Conditions. All references herein to "dollars," "Dollars," "$" and "U.S. $" are to such coin or currency of the United States of America as at the time shall be legal tender for payment of public and private debts.

   This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been manually signed by the Fiscal Agent.

   IN WITNESS WHEREOF, HEALTH CARE PROPERTY INVESTORS, INC. has caused this instrument to be duly executed under its seal.


Dated: November 3, 1993                   HEALTH CARE PROPERTY
                                          INVESTORS, INC.

[SEAL]                                    By:______________________________
                                            Title

                                          By:______________________________
                                             Title

                         CERTIFICATE OF AUTHENTICATION


This is one of the Notes described in the within-mentioned Fiscal Agency Agreement.

          CHEMICAL BANK, as Fiscal Agent


          By:___________________________________________________________________
             Authorized Officer

                    SCHEDULE OF CHANGES IN PRINCIPAL AMOUNT

                     PRINCIPAL AMOUNT OF
                      DEFINITIVE NOTES      PRINCIPAL AMOUNT OF
                       SURRENDERED IN         THIS DTC NOTE
                        EXCHANGE FOR        CONVERTED/EXCHANGED        RESULTING PRINCIPAL
                     INTERESTS IN THIS      FOR DEFINITIVE NOTES/       AMOUNT OF THIS
      DATE                DTC NOTE                 REDEEMED                DTC NOTE            NOTATION MADE BY
- ---------------      -----------------     ----------------------    ---------------------   ------------------
        __________________     __________________       __________________       __________________   __________________
        __________________     __________________       __________________       __________________   __________________
        __________________     __________________       __________________       __________________   __________________
        __________________     __________________       __________________       __________________   __________________
        __________________     __________________       __________________       __________________   __________________
        __________________     __________________       __________________       __________________   __________________
        __________________     __________________       __________________       __________________   __________________
        __________________     __________________       __________________       __________________   __________________
        __________________     __________________       __________________       __________________   __________________
        __________________     __________________       __________________       __________________   __________________
        __________________     __________________       __________________       __________________   __________________
        __________________     __________________       __________________       __________________   __________________
        __________________     __________________       __________________       __________________   __________________
        __________________     __________________       __________________       __________________   __________________
        __________________     __________________       __________________       __________________   __________________
        __________________     __________________       __________________       __________________   __________________
        __________________     __________________       __________________       __________________   __________________
        __________________     __________________       __________________       __________________   __________________
        __________________     __________________       __________________       __________________   __________________
        __________________     __________________       __________________       __________________   __________________
        __________________     __________________       __________________       __________________   __________________
        __________________     __________________       __________________       __________________   __________________
        __________________     __________________       __________________       __________________   __________________
        __________________     __________________       __________________       __________________   __________________

                       TERMS AND CONDITIONS OF THE NOTES


 1.   General
      -------

  (a) This Note is one of a duly authorized issue of debt securities of the Issuer, designated as its 6% Convertible Subordinated Notes due 2000 (the "Notes"), limited to the aggregate principal amount of U.S. $100,000,000 and issued or to be issued pursuant to a Fiscal Agency Agreement (as amended or supplemented from time to time, the "Fiscal Agency Agreement") dated as of November 8, 1993 between the Issuer and Chemical Bank, as fiscal agent (the "Fiscal Agent," which term shall include its successors as fiscal agent). The Holders of the Notes will be entitled to the benefits of, be bound by, and be deemed to have notice of, all of the provisions of the Fiscal Agency Agreement. A copy of the Fiscal Agency Agreement is on file and may be inspected at the Corporate Trust Office of the Fiscal Agent and at the offices of the Paying Agents referred to below.

  (b) The Notes are issuable in bearer form, with interest coupons attached, in denominations of U.S. $5,000 (the "Bearer Notes"), and in fully registered form without interest coupons, in the denominations of U.S. $1,000 and integral multiples thereof (the "Registered Notes"), except that Registered Notes which constitute Restricted Notes shall be issuable in minimum denominations of U.S. $250,000 and integral multiples of U.S. $1,000 in excess thereof and shall contain certain restrictions on transfer. The Bearer Notes are bearer instruments, title to which (including title to any and all interest coupons appertaining thereto) passes by delivery. The Registered Notes, and transfers thereof, shall be registered as provided in paragraph 9 hereof and in the Fiscal Agency Agreement. The bearer of any Bearer Note, the bearer of any interest coupon and any person in whose name a Registered Note shall be registered may (to the fullest extent permitted by applicable laws) be treated at all times, by all persons and for all purposes, as the absolute owner of such Note or interest coupon, as the case may be, whether or not such Note or interest coupon shall be overdue, and regardless of any notice of ownership, theft, loss or other interest therein or of any writing thereon.

 2.   Subordination
      -------------

  (a) The Notes shall be subordinated and subject, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of all Senior Indebtedness. The term "Senior Indebtedness" means the principal of, premium, if any, and interest on, or substantially similar payments to be made by the Issuer in respect of, the following, whether outstanding at the date of execution of the Fiscal Agency Agreement or thereafter incurred, created or assumed: (i) indebtedness of the Issuer for money borrowed or represented by purchase money obligations, (ii) indebtedness of the Issuer evidenced by notes, debentures, bonds, or other securities issued under the provisions of an indenture, fiscal agency agreement or other instrument, (iii) obligations of the Issuer as lessee under leases of property either made as part of any sale and lease-back transaction to which the Issuer is a party or otherwise, (iv) indebtedness of partnerships and joint ventures which is included in the Issuer's consolidated financial statements, (v) indebtedness, obligations and liabilities of others in respect of which the Issuer is liable contingently or otherwise to pay or advance money or property or as guarantor, endorser or otherwise or which the Issuer has agreed to purchase or otherwise acquire (but excluding endorsements for collection in the ordinary course of business), and
(vi) any refunding or refinancing of any such indebtedness, obligation or liability described in clauses (i) through (v) above, but excluding, however,

(1) any such indebtedness, obligation or liability referred to in clauses (i) through (vi) above as to which, in the instrument creating or evidencing the same or pursuant to which the same is outstanding, it is provided that such indebtedness, obligation or liability is not superior in right of payment to the Notes or ranks pari passu with or junior to the Notes, (2) any such
               ---- -----
indebtedness, obligation or liability which is subordinated to indebtedness of the Issuer to substantially the same extent as or to a greater extent than the Notes are subordinated, and (3) the Notes. As used in the preceding sentence the term "purchase money obligations" shall mean indebtedness or obligations evidenced by a note, debenture, bond or other instrument (whether or not secured by any lien or security interest but excluding indebtedness or obligations for which recourse is limited to the property purchased) issued or assumed as all or a part of the consideration for the acquisition of property, whether by purchase, merger, consolidation or otherwise, but shall not include any trade accounts payable.

  (b) (i) Upon the maturity of any Senior Indebtedness by lapse of time, acceleration or otherwise, all such Senior Indebtedness shall first be paid in full, or such payment duly provided for in cash or in a manner satisfactory to the holder or holders of such Senior Indebtedness, before any payment is made on account of the principal of or interest on the Notes or to acquire any of the Notes.

    (ii) During the continuance of any default with respect to Senior Indebtedness entitling the holders thereof to accelerate the maturity thereof, or if any such default would be caused by any payment upon or in respect of the Notes, and, if the default is other than default in payment of the principal of, or premium, if any, or interest on, such Senior Indebtedness, upon written notice thereof given to the Issuer by a holder or holders of such Senior Indebtedness or their representative or representatives, then, unless and until such default shall have been cured or waived or shall have ceased to exist, no payment shall be made by the Issuer upon or in respect of the Notes. The Issuer shall give prompt written notice to the Fiscal Agent of any default under any Senior Indebtedness or under any agreement pursuant to which the Senior Indebtedness may have been issued.

     (c) Upon any distribution of assets of the Issuer in any dissolution, winding up, liquidation or reorganization of the Issuer (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or otherwise):

           (i) the holders of all Senior Indebtedness shall first be entitled to receive payment in full of the principal thereof and premium, if any, and the interest due thereon before the Holders of the Notes are entitled to receive any payment on account of the principal of or interest on the Notes;

          (ii) any payment or distribution of assets of the Issuer of any kind or character, whether in cash, property or securities, to which the Holders of the Notes would be entitled except for the provisions of this paragraph 2, shall be paid by the liquidating trustee or agent or other person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or other trustee or agent, directly to the holders of the Senior Indebtedness, or their representative or representatives or to the trustee or trustees or fiscal agent or fiscal agents under any indenture or any other agreement (if any) under which any instruments evidencing any of such Senior Indebtedness may have been issued, to the extent necessary to make payment in full of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution or provision therefor to the holders of such Senior Indebtedness; and

         (iii) in the event that notwithstanding the foregoing provisions of this paragraph 2(c), any payment or distribution of assets of the Issuer of any kind or character, whether in cash, property or securities, shall be received by the Holders of the Notes on account of principal of or interest on the Notes before all Senior Indebtedness is paid in full, or effective provision made for its payment, such payment or distribution shall be received and held in trust for and shall be paid over to the holders of the Senior Indebtedness remaining unpaid or unprovided for or their representative or representatives or to the trustee or trustees or fiscal agent or fiscal agents under any indenture or any other agreement (if any) under which any instruments evidencing any of such Senior Indebtedness may have been issued, for application to the payment of such Senior Indebtedness until all such Senior Indebtedness shall have been paid in full, after giving effect to any concurrent payment or distribution or provision therefor to the holders of such Senior Indebtedness.

          (d) Subject to the payment in full of all Senior Indebtedness, the Holders of the Notes shall be subrogated to the rights of the holders of the Senior Indebtedness to receive payments or distributions of assets of the Issuer applicable to the Senior Indebtedness until all amounts owing on the Notes shall be paid in full, and for the purpose of such subrogation no payments or distributions to the holders of the Senior Indebtedness by or on behalf of the Issuer or by or on behalf of the Holders of the Notes by virtue of this paragraph 2 which otherwise would have been made to the Holders of the Notes shall, as between the Issuer and the Holders of the Notes, be deemed to be payments by the Issuer to or on account of the Notes, it being understood that the provisions of this paragraph 2 are and are intended solely for the purpose of defining the relative rights of the Holders of the Notes, on the one hand, and the holders of the Senior Indebtedness, on the other hand.

          (e) Nothing contained in this paragraph 2 is intended to or shall impair, as between the Issuer and the Holders of the Notes, the obligation of the Issuer, which is absolute and unconditional, to pay to the Holders of the Notes the principal of and interest on the Notes as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders of the Notes and creditors of the Issuer other than the holders of the Senior Indebtedness, nor shall anything herein prevent the Holder of any Note from exercising all remedies otherwise permitted by applicable law upon default under the Fiscal Agency Agreement or the Notes, subject to the rights, if any, under this paragraph 2 of the holders of the Senior Indebtedness in respect of cash, property or securities of the Issuer received upon the exercise of any such remedy. Upon any distribution of assets of the Issuer referred to in this paragraph 2, the Holders of the Notes, the Fiscal Agent and any Paying Agents of the Issuer shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending, or a certificate of the liquidating trustee or agent or other person making any distribution to the Holders of the Notes, for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Issuer, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this paragraph 2.

          (f) Nothing contained in this paragraph 2 or in the Fiscal Agency Agreement shall prevent the application by the Fiscal Agent or any Paying Agent of any moneys deposited with it pursuant to the Fiscal Agency Agreement to the payment of or on account of the principal of or interest on the Notes if, at the time of such deposit, the Fiscal Agent or any such Paying Agent did not have actual knowledge that such payment would have been prohibited by the foregoing provisions of this paragraph 2.

          (g) No right of any present or future holders of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Issuer or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Issuer with the terms, provisions and covenants hereof, regardless of any knowledge thereof which any such holder may have or be otherwise charged with.

          (h) The failure by the Issuer to make a payment on account of principal of or interest on the Notes by reason of any provision in this paragraph 2 shall not be construed as preventing the occurrence of an Event of Default under paragraph 7 hereof.

          (i) This paragraph 2 shall not apply to the obligations of the Issuer to the Fiscal Agent and other agents of the Issuer pursuant to Section 10(a) of the Fiscal Agency Agreement.

     3.   Payments and Paying Agents
          --------------------------

          (a) Except as otherwise provided on the face of the Bearer Notes, principal of and interest on the Bearer Notes and interest coupons will be payable in U.S. dollars only upon presentation and surrender of the Bearer Notes or interest coupons, as the case may be, subject to any applicable laws and regulations, at the offices of such Paying Agents outside the United States as the Issuer may appoint from time to time. At the option of the Holder and subject to applicable laws and regulations, such payments will be made by a United States Dollar check drawn on a bank in The City of New York or (upon receipt by the Fiscal Agent or a Paying Agent of appropriate transfer instructions) by transfer to a United States Dollar account maintained by the Holder hereof with a bank located outside the United States. Except as otherwise provided on the face of the Bearer Notes, no payment on any Bearer Note or interest coupon will be made at the Corporate Trust Office of the Fiscal Agent or any other office or agency maintained by the Issuer in the United States nor will any such payment be made by check mailed to any address, or by transfer to an account maintained with a bank located, in the United States.

          (b) Principal on the Registered Notes will by payable in U.S. dollars against surrender of such Registered Notes at the Corporate Trust Office of the Fiscal Agent in The City of New York or, subject to applicable laws and regulations, at the office of any Paying Agent that is also a Transfer Agent, by U.S. dollar check drawn on, or (upon receipt by the Fiscal Agent or a Paying Agent of appropriate transfer instructions) by transfer to a U.S. dollar account maintained by the Holder with, a bank located in The City of New York. Except as otherwise provided on the face of the Restricted Notes with respect to defaulted interest, payment of any installment of interest on a Registered Note will be made to the person in whose name such Note (or one or more predecessor Notes) is registered at the close of business on April 23 or October 24 (whether or not a Business Day) (each, a "Regular Record Date") immediately preceding the relevant Interest Payment Date. Payment of such interest will be made by a U.S. dollar check drawn on a bank located in The City of New York mailed to the Holder entitled thereto at such Holder's address as it appears in the Note Register or, upon application by the Holder to the Registrar not later than the Regular Record Date immediately preceding the relevant Interest Payment Date, by transfer to a U.S. dollar account (such transfer to be made only to Holders of an aggregate principal amount of Registered Notes of $5,000,000 or more) maintained by the Holder with a bank in The City of New York.

          (c) The Issuer has initially appointed the Paying Agents, Transfer Agents, Conversion Agents and Registrar listed at the foot of this Note. The Issuer may at any time terminate the appointment of the Fiscal Agent, any Paying Agent, Transfer Agent, Conversion Agent or the Registrar and appoint a successor Fiscal Agent, a successor Registrar or co-Registrars and additional or other Paying Agents, Transfer Agents and Conversion Agents and approve any change in the office through which the Fiscal Agent, any Paying Agent, Transfer Agent, Conversion Agent or the Registrar acts; provided, however, that until all of the
                                        --------  -------
Notes have been delivered to the Fiscal Agent for cancellation, or moneys sufficient to pay the principal of and interest on the Notes have been made available for such payment and either paid or returned to the Issuer as provided in the Fiscal Agency Agreement, the Issuer will maintain a Fiscal Agent having a Corporate Trust Office in The City of New York and a Registrar and Transfer Agent having a specified office in The City of New York, a Paying Agent and a Conversion Agent having specified offices in The City of New York only for (except as otherwise provided herein or in the Fiscal Agency Agreement) payments with respect to Registered Notes and for the surrender of Registered Notes for conversion, and a Paying Agent, a Conversion Agent and a Transfer Agent having specified offices in London and such other European cities specified by the Issuer for payments with respect to Bearer Notes and interest coupons and for surrender of Bearer Notes for conversion, provided that, so long as the Notes are listed by the Issuer on the Luxembourg Stock Exchange and such Exchange so requires, the Issuer will maintain a Paying Agent, a Conversion Agent and a Transfer Agent in Luxembourg. Notice of any such termination or appointment of any change in the office through which the Fiscal Agent, any Paying Agent, Transfer Agent, Conversion Agent or any Registrar will act will be promptly given in the manner described in paragraph 13 hereof.

          (d) All moneys deposited by the Issuer with the Fiscal Agent or with any Paying Agent or then held by the Issuer in trust for payment of the principal of or interest on any Note and remaining unclaimed for two years after such principal or interest (including sums deducted from payment upon redemption of Bearer Notes pursuant to paragraph 5(e)) shall have become due and payable shall be repaid to the Issuer upon its written request and, to the extent permitted by law, the Holder of such Note or any interest coupon appertaining thereto thereafter may look only to the Issuer for payment thereof without interest; provided, however, that all such amounts payable in respect of Bearer Notes will be payable outside the United States within the meaning of Section 1.163-5(c)(2)(v) of the United States Treasury regulations.

          (e) Should the Issuer at any time default in the payment of any principal of or interest on this Note, the Issuer will pay interest on the amount in default (to the extent permitted by law in the case of interest on interest) at the rate of 6% per annum, calculated based upon a 360-day year of twelve thirty-day months.

          (f) Each Holder of a Note and the Fiscal Agent each recognizes and agrees that the obligations of the Issuer under the Fiscal Agency Agreement and the Notes and all documents delivered in the name of the Issuer in connection therewith do not and shall not constitute personal obligations of the directors, officers, employees, agents or shareholders of the Issuer and shall not involve any claim against or personal liability on the part of any of them, and that all persons, including the Holders and the Fiscal Agent, shall look solely to the assets of the Issuer for the payment of any claim thereunder or hereunder or for the performance thereof or hereof and shall not seek recourse against such directors, officers, employees, agents or shareholders of the Issuer or any of them or any of their personal assets for such satisfaction

     4.   Additional Amounts.  The Issuer will pay to the Holder of any Note or
          ------------------
any interest coupon who is a United States Alien, as additional interest, such amounts ("Additional Amounts") as may be necessary 80 that every net payment on such Note or coupon (including payment of the principal of and interest on such Note and payment through the delivery of Common Stock (and cash in lieu of fractional shares) upon conversion but not including any payment with respect to such Common Stock), after deduction or withholding for or on account of any present or future tax, assessment or other governmental charge imposed upon or as result of such payment by the United States (or any political subdivision or taxing authority thereof or therein), will not be less than the amount provided in such Note or coupon to be then due and payable; provided, however, that the
                                                   --------  -------
foregoing obligation to pay Additional Amounts will not apply to:

               (a) any tax, assessment or other governmental charge that would not have been so imposed but for (i) the existence of any present or former connection between such Holder or beneficial owner of such Note (or between a fiduciary, settlor or beneficiary of, or a person holding a power over, such Holder, if such Holder is an estate or a trust, or a member or shareholder of such Holder, if such Holder is a partnership or a corporation) and the United States or any taxing authority thereof or therein, including without limitation such Holder (or such fiduciary, settlor, beneficiary, person holding a power, member or shareholder) being or having been a citizen or resident of the United States or treated as a resident thereof, or being or having been engaged in a trade or business or present therein, or having or having had a permanent establishment therein, or (ii) such Holder's or beneficial owner's past or present status as a personal holding company, a foreign personal holding company with respect to the United States, a private foundation or other tax-exempt organization with respect to the United States, a controlled foreign corporation for United States tax purposes or as a corporation that accumulates earnings to avoid United States federal income tax;

               (b) any estate, inheritance, gift, excise, sales, transfer or personal property tax or any similar tax, assessment or other governmental charge;

               (c) any tax, assessment or other governmental charge that would not have been imposed but for the presentation by the Holder of a Note or coupon for payment more than 10 days after the date on which such payment became due and payable or the date on which payment thereof was duly provided for, whichever occurs later;

               (d) any tax, assessment or other governmental charge which is payable otherwise than by withholding from payments on a Note or coupon;

               (e) any tax, assessment or other governmental charge required to be withheld by any Paying Agent from any payment on a Note or coupon, if such payment can be made without such withholding by any other Paying Agent in Europe;

               (f) any tax, assessment or other governmental charge which would not have been imposed but for the failure to comply with any applicable certification, information, documentation or other reporting requirements concerning the nationality, residence, identity or connection with the United States of the Holder or beneficial owner of a Note or coupon if, without regard to any tax treaty, such compliance is required by statute or regulation of the United States as a precondition to relief or exemption from such tax, assessment or other governmental charge;

               (g) any tax, assessment or other governmental charge imposed on a Holder that actually or constructively owns 10% or more of the combined voting power of all classes of capital stock of the Issuer (including by virtue of the right to convert Notes) or that is a controlled foreign corporation related to the Issuer through stock ownership;

               (h) any tax, assessment or other governmental charge which would not have been imposed but for the fact that such Note constitutes a "United States real property interest" as defined in Section 897(c)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"), with respect to the beneficial owner of such Note; or

               (i) any combination of items (a), (b), (c), (d), (e), (f), (g) and (h);

nor shall Additional Amounts be paid with respect to a payment on a Note or coupon to a Holder that is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner would not have been entitled to Additional Amounts (or payment of Additional Amounts would not have been necessary) had such beneficiary, settlor, member or beneficial owner been the Holder of such Note or coupon. "United States" and "United States Alien" have the respective meanings set forth on the face of this Note.

          Whenever in the Fiscal Agency Agreement, the Notes or any interest coupon there is mentioned, in any context, the payment of principal of or interest on, or in respect of, such Note or coupon, such mention shall be deemed to include mention of the payment of Additional Amounts provided for in this paragraph 4 and paragraph 5(c) (it being understood that the term "Additional Amounts" includes Additional Amounts payable pursuant to paragraph 5(c)) to the extent that in such context Additional Amounts are, were or would be payable in respect thereof pursuant to the provisions of this paragraph 4 or paragraph 5(c), as the case may be.

     5.   Redemption
          ----------

          (a) The Notes may be redeemed at the option of the Issuer, in whole or in part, upon not more than 60 nor less than 30 days' notice prior to the date fixed for redemption (any date designated for redemption in a notice pursuant to this paragraph 5 is hereinafter referred to as a "Redemption Date"), which notice will be irrevocable, at any time on or after November 15, 1998, at a redemption price equal to 100% of the principal amount thereof plus accrued interest thereon to the Redemption Date.

          (b) The Notes may also be redeemed at the option of the Issuer, in whole but not in part, at any time, upon not more than 60 nor less than 30 days' notice prior to the Redemption Date

(which notice will be irrevocable), at a redemption price equal to 100% of the principal amount thereof plus accrued interest thereon to the Redemption Date together with any Additional Amounts, if the Issuer has or will become obligated to pay such Additional Amounts or there is a substantial probability (in the written opinion of independent counsel selected by the Issuer, which counsel is reasonably acceptable to the Fiscal Agent) that the Issuer will be required to pay such Additional Amounts as a result of any change in, or amendment to, the laws (or any regulations (including proposed regulations) or rulings promulgated thereunder) of the United States or any taxing authority thereof or therein, or any change in, or amendment to, the application or official interpretation of such laws, regulations or rulings (including a holding by a court of competent jurisdiction) or any other action taken by a taxing authority or court in the United States (whether or not taken with respect to the Issuer), which change, amendment or action becomes effective after October 25, 1993, and such obligation cannot be avoided by the Issuer taking reasonable measures available to it, not including assigning or transferring the Issuer's obligations under the Notes to another obligor; provided, that (1) no such notice of redemption shall be given earlier than 90 days prior to the earliest date on which the Issuer would be obligated to pay any such Additional Amounts were the Issuer to make a payment in respect of the Notes and (2) at the time such notice of redemption is given, the obligation to pay such Additional Amounts (at the time of payments in respect of the Notes) remains in effect. Prior to the giving of any notice of redemption pursuant to this paragraph 5(b), the Issuer shall deliver to the Fiscal Agent (i) a certificate stating that the conditions precedent to the right of the Issuer so to redeem have occurred and setting forth a statement of facts showing that such conditions precedent have occurred and (ii) a written opinion of independent counsel selected by the Issuer, which counsel shall be reasonably acceptable to the Fiscal Agent, to the effect that the Issuer has or will become obligated to pay such Additional Amounts (at the time of payments in respect of the Notes) as a result of such change, amendment or action. The Issuer's right to redeem the Notes shall continue as long as the Issuer is obligated to pay such Additional Amounts, notwithstanding that the Issuer shall have theretofore made payments of Additional Amounts.

          (c) In addition, if the Issuer shall determine, based upon the written opinion of independent counsel selected by the Issuer, which counsel is reasonably acceptable to the Fiscal Agent, that any payment made outside the United States by the Issuer or any of its Paying Agents of the full amount of principal or interest due in respect of any Bearer Note or interest coupon would, under any laws or regulations of the United States, be subject to any certification, documentation, information or other reporting requirement of any kind, the effect of which requirement is the disclosure to the Issuer, any Paying Agent or any governmental authority of the nationality, residence or identity of a beneficial owner of such Bearer Note or coupon that is a United States Alien (other than such a requirement (1) that would not be applicable to a payment made by the Issuer or any one of its Paying Agents (i) directly to the beneficial owner or (ii) to a custodian, nominee or other agent of the beneficial owner, or (2) that can be satisfied by such custodian, nominee or other agent certifying that the beneficial owner is a United States Alien, provided that, in each case referred to in clause (1)(ii) or (2), payment by such custodian, nominee or agent to such beneficial owner is not otherwise subject to any such requirement, or (3) which would not be applicable but for the fact that such Bearer Note constitutes a "United States real property interest," as defined in Section 897(c)(1) of the Code, with respect to the beneficial owner of such Bearer Note (certification under circumstances described in clauses (1) through (3) above being an "Allowed Certification")), the Issuer at its election will either (x) redeem the Notes, in whole but not in part, upon notice prior to the Redemption Date given in the manner provided below, at a redemption price equal to 100% of the principal amount plus accrued interest to the Redemption Date, or (y) if and so long as the conditions of the next succeeding paragraph are satisfied, pay the Additional Amounts specified in such paragraph. The Issuer shall make such determination as soon as practicable and give, in the manner provided in paragraph 13 herein, prompt notice thereof (the "Determination Notice"), stating the effective date of such certification, documentation, information or reporting requirement, whether the Issuer elects to redeem the Notes or to pay the Additional Amounts specified in the next succeeding paragraph, and (if applicable) the last date by which the redemption of the Notes must take place, as provided in the next succeeding sentence. If the Notes are to be redeemed pursuant to this paragraph, such redemption shall take place on such date, not later than one year after the publication of the Determination Notice, as the Issuer shall specify by notice to the Fiscal Agent at least 65 days before the Redemption Date. Notice of such redemption shall be given to the Holders of the Notes, not earlier than 60 nor less than 30 days prior to the Redemption Date, as described in paragraph 5(d) below. Notwithstanding the foregoing, the Issuer shall not so redeem the Notes if the Issuer shall subsequently determine, based upon the written opinion of independent counsel selected by the Issuer, which counsel is reasonably acceptable to the Fiscal Agent, not less than 30 days prior to the Redemption Date, that subsequent payments on the Bearer Notes and coupons would not be subject to any such certification, documentation, information or other reporting requirement, in which case the Issuer shall give prompt notice as provided in paragraph 5(d) of such subsequent determination and any earlier redemption notice shall be revoked and of no further effect. If the Issuer elects as provided in clause (y) above to pay Additional Amounts, the Issuer may, as long as the Issuer is obligated to pay such Additional Amounts, redeem all the Notes, at any time, in whole but not in part, at a redemption price equal to 100% of the principal amount plus accrued interest to the Redemption Date, together with any Additional Amounts the Issuer is obligated to pay pursuant to the next succeeding paragraph, upon notice as described in paragraph 5(d) below given not less than 30 nor more than 60 days prior to the Redemption Date.

          Notwithstanding the foregoing, if and so long as the certification, documentation, information or other reporting requirement referred to in the preceding paragraph would be fully satisfied by payment of a backup withholding tax or similar charge, the Issuer may elect, by so stating in the Determination Notice, to have the provisions of this paragraph apply. In such event, the Issuer will pay as Additional Amounts such amounts as may be necessary so that every net payment made, following the effective date of such requirements, outside the United States by the Issuer or any of its Paying Agents in respect of any Bearer Notes or any interest coupon of which the beneficial owner is a United States Alien (but without any requirement that the nationality, residence or identity of such beneficial owner be disclosed to the Issuer, any Paying Agent or any governmental authority), after deduction or withholding for or on account of such backup withholding tax or similar charge (other than such a tax or charge that is (1) the result of a failure to provide an Allowed Certification or (2) imposed as a result of the fact that the Holder or beneficial owner of such Note or any coupon is within the category of persons described in clause (a) of paragraph 4 or (3) imposed as a result of presentation of such Note or any coupon for payment more than 10 days after the date on which such payment becomes due and payable or on which payment thereof is duly provided for, whichever occurs later, or (4) imposed as a result of a person's past or present actual or constructive ownership (including by virtue of the right to convert the Notes) of 10% or more of the total combined voting power of all classes of stock of the Issuer entitled to vote) will not be less than the amount provided for in such Note or interest coupon to be then due and payable. If the Issuer elects to pay Additional Amounts pursuant to this paragraph, the Issuer shall have the right to redeem the Notes at any time in whole (but not in part) as provided in and subject to the provision of the last two sentences of the immediately preceding paragraph. If the Issuer elects to pay Additional Amounts pursuant to this paragraph and the condition specified in the first sentence of this paragraph should no longer be satisfied, then the Issuer shall redeem the Notes in whole (but not in part), upon not less than 30 nor more than 60 days' notice prior to the Redemption Date, at a redemption price equal to 100% of the principal amount thereof plus accrued interest to the Redemption Date, together with Additional Amounts, subject to the provisions of the penultimate sentence of the immediately preceding paragraph. Any redemption payments made by the Issuer pursuant to the two immediately preceding sentences shall be subject to the continuing obligation of the Issuer to pay Additional Amounts pursuant to this paragraph.

          (d) Notice of intention to redeem the Notes pursuant to paragraphs 5(a) through 5(c), and any notice given pursuant to the penultimate sentence of the first paragraph of Section 5(c), shall be given to Holders and to the Fiscal Agent in accordance with paragraph 13 hereof and Section 7 of the Fiscal Agency Agreement. Notice having been given, the Notes called for redemption shall become due and payable on the Redemption Date and (upon presentation and surrender thereof, together with all interest coupons, if any, maturing subsequent to the Redemption Date) will be paid at the redemption price plus accrued and unpaid interest to the Redemption Date plus, if applicable, Additional Amounts.

          (e) Bearer Notes must be presented for redemption together with all unmatured interest coupons, if any, appertaining thereto, failing which the amount of any missing unmatured interest coupons will be deducted from the sum due for payment. Subject to paragraph 3(d) hereof, any amounts so deducted will be paid in the manner mentioned in paragraph 3(a) hereof against surrender of the related missing interest coupons. All unpaid interest installments represented by interest coupons which shall have matured on or prior to the Redemption Date specified in such notice shall continue to be payable to the Holders of such interest coupons, and the amount payable to the Holders of Bearer Notes presented for redemption shall not include such unpaid installments of interest unless interest coupons representing such installments shall accompany the Notes presented for redemption. Interest payable on Registered Notes on any Interest Payment Date that is on or prior to a Redemption Date will be paid to the Holder of record on the relevant Regular Record Date (or, if applicable, Special Record Date). From and after the Redemption Date, if moneys for the redemption of the Notes shall have been made available as provided herein and in the Fiscal Agent Agreement for redemption on the Redemption Date, the Notes called for redemption shall cease to bear interest, any interest coupons appertaining thereto maturing subsequent to the Redemption Date shall be void, and the only right of the Holders of such Notes and any interest coupons appertaining thereto shall be to receive payment of the redemption price and all unpaid interest accrued to the Redemption Date, together with any Additional Amounts.

     6.  Conversion.  Subject to the provisions of the Fiscal Agency Agreement,
         ----------
the Holder of any Note has the right at such Holder's option at any time on or after the Exchange Date and prior to the close of business on November 8, 2000 or, as to all or any portion of such Note called for redemption, prior to the close of business on the Redemption Date, to convert the principal of any such Note or, in the case of any Registered Note of a denomination greater than U.S. $1,000, any portion of such principal which is U.S. $1,000 or an integral multiple thereof (provided that, in the case of Restricted Notes, the unconverted principal amount of such Note is at least U.S. $250,000), into that number of fully paid and nonassessable shares of Common Stock as is obtained by dividing the principal amount of such Note or portion thereof to be converted by the conversion price of U.S. $37.806 per share of Common Stock, as such conversion price may be adjusted from time to time as provided in the Fiscal Agency Agreement, and rounding the result to the nearest 1/100th of a share, upon surrender of the Note together with all interest coupons, if any, maturing after the Conversion Date and with the conversion notice thereon (or a substantially similar notice the form of which may be obtained from the

Registrar or any Conversion Agent) duly executed, to the Issuer at the office of a Conversion Agent as provided in the next two succeeding sentences, duly executed by the Holder thereof or his attorney duly authorized in writing. Bearer Notes must be surrendered for conversion at the office of any Conversion Agent outside the United States, provided that if conversion at all Conversion Agents outside the United States is illegal or effectively precluded because of the imposition of exchange controls or other similar restrictions, Bearer Notes may be surrendered for conversion at the Corporate Trust Office of the Fiscal Agent. Registered Notes may be surrendered at the Corporate Trust Office of the Fiscal Agent or, subject to applicable laws and regulations, at the office of any Conversion Agent outside the United States. No adjustment in respect of interest or dividends will be made upon any conversion; provided, however, that,
                                                        --------  -------
if any Registered Note shall be surrendered for conversion during the period from the close of business on any Regular Record Date to the opening of business on the following Interest Payment Date, such Registered Note (unless it or the portion thereof being converted shall have been called for redemption on a date in such period) must be accompanied by payment of an amount equal to the interest payable on such Interest Payment Date on the principal amount being converted; provided, further, that no such payment need be made if there shall
           --------  -------
exist at the time of conversion a default in payment of interest on the Notes. No fractional shares will be issued upon any conversion, but an adjustment in cash will be made, as provided in the Fiscal Agency Agreement, in respect of any fraction of a share which would otherwise be issuable upon the surrender of any Note or Notes for conversion. Interest coupons with Interest Payment Dates on or before the date of conversion (including coupons so maturing but in default) will continue to be payable, as set forth in the Fiscal Agency Agreement, notwithstanding the exercise of the right of conversion by the Holder of the Note to which such coupons appertain. Interest payable on Registered Notes on any Interest Payment Date that is on or prior to the Conversion Date will be paid to the Holder of record on the relevant Regular Record Date (or, if applicable, Special Record Date).

         The right of the Holder hereof to convert this Note is subject to certain limitations as set forth herein and in the legend on the face of this Note and, in the case of Restricted Notes, as set forth in the Fiscal Agency Agreement, and may be subject to the payment of certain taxes and duties as set forth in Section 14(g) of the Fiscal Agency Agreement.

     7.  Events of Default.  In case one or more of the following events (herein
         -----------------
referred to as "Events of Default") (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) shall have occurred and be continuing, that is to say:

               (a) default in the payment of any installment of interest (including any Additional Amounts payable with respect thereto) on any of the Notes as and when the same shall become due and payable, and continuance of such default for a period of 30 days; or

               (b) default in the payment of all or any part of the principal or redemption price of any of the Notes (including, in each case, any Additional Amounts payable with respect thereto) as and when the same shall become due and payable whether at maturity, upon redemption or otherwise; or

               (c) failure on the part of the Issuer duly to observe or perform any other terms, covenants or agreements on the part of the Issuer contained in the Notes or in the Fiscal Agency Agreement for a period of 60 days after the date on which written notice specifying such failure shall have been given to the Issuer by the Fiscal Agent or by the Holders of 25% or more in aggregate principal amount of the Notes then outstanding; or

               (d) default under any mortgage, indenture or instrument under which there may be issued, or by which there may be secured or evidenced, any indebtedness of the Issuer for borrowed money in an aggregate principal amount in excess of $20,000,000, whether such indebtedness existed on the date of the Fiscal Agency Agreement or shall thereafter be created or incurred, shall happen and shall result in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable, and such acceleration shall not have been rescinded or annulled within 30 days after there shall have been given to the Issuer, by the Fiscal Agent or by the Holders of 25% or more in aggregate principal amount of the Notes then outstanding, a written notice specifying such default and requiring the Issuer to cause such acceleration to be rescinded or annulled; or

               (e) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Issuer in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

               (f) the Issuer shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official of the Issuer or for any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due or shall take any corporate action in furtherance of any of the foregoing;

then in each and every such case, the Fiscal Agent or the Holders of 25% or more in aggregate principal of the Notes then outstanding may declare the principal of and interest on all Notes to be due and payable immediately. The amount payable in respect of this Note upon default shall be the principal amount hereof together with accrued interest to the date such payment is made as provided in paragraph 3 hereof. At any time after the declaration of acceleration with respect to the Notes has been made, but before a judgment or decree based on such acceleration has been obtained, the Holders of a majority in aggregate principal amount of the Notes then outstanding may rescind and annul such declaration by written notice to the Issuer and the Fiscal Agent, provided that (X) the Issuer has paid or deposited with the Fiscal Agent a sum sufficient to pay (i) all overdue installments of interest on the Notes, (ii) the principal of any Note which has become due otherwise than by such declaration of acceleration and interest thereon, (iii) to the extent that payment of such interest is lawful, interest upon overdue installments of interest due on the Notes, (iv) all sums paid or advanced by the Fiscal Agent hereunder and the reasonable compensation, expenses, disbursements and advances of the Fiscal Agent, its agents and counsel; and (Y) all Events of Default with respect to the Notes, other than the non-payment of Notes which has become due solely by such declaration of acceleration, have been cured or waived.

     8.   Consolidation, Merger or Sale of Assets
          ---------------------------------------

          (a) The Issuer may, without the consent of the Holders of the Notes, consolidate with, or merge into, or transfer, sell or convey all or substantially all of its assets to, a corporation or trust or other entity (the "Successor Corporation") that is organized under the laws of the United States or a state thereof or the District of Columbia, provided that (i) such Successor Corporation shall expressly assume the due and punctual payment of the principal of, and interest on, all the Notes, and the due and punctual performance of all the covenants and obligations of the Issuer under the Notes, interest coupons and Fiscal Agency Agreement, by supplemental agreement satisfactory to the Fiscal Agent, (ii) the Fiscal Agent shall have received the certificate and opinion of legal counsel required pursuant to Section 12 of the Fiscal Agency Agreement, (iii) the Successor Corporation shall not, immediately after such consolidation, merger, transfer, sale or conveyance, be in default in the performance of any covenants or obligations of the Issuer in the Notes, interest coupons or Fiscal Agency Agreement, (iv) immediately after such consolidation, merger, transfer, sale or conveyance, the Notes and interest coupons will not be subject to United States federal estate tax as a result thereof, if held by a person who at the time of death is not a citizen or resident of the United States of America, unless the Successor Corporation shall have agreed, by supplemental agreement satisfactory to the Fiscal Agent, to indemnify the persons liable therefor for the amount of United States federal estate tax attributable to and payable in respect of any Notes and interest coupons includable in the gross estate of the person who at the time of death is not a citizen or resident of the United States of America, and (v) such Successor Corporation waives, in the supplemental agreement referred to in clause (i) above, any right to redeem the Notes under circumstances in which the Successor Corporation would be entitled to redeem the Notes but the Issuer would not have been so entitled to redeem if such consolidation, merger, transfer, sale or conveyance had not occurred. The amount of tax attributable to any Notes and interest coupons for purposes of clause (iv) of this paragraph shall be calculated in accordance with the provisions of the Code and any successor thereto.

          (b) Upon any merger, consolidation, transfer, sale or conveyance as provided in Section 8(a) hereof, the Successor Corporation shall succeed to and be substituted for, and may exercise every right and power of and be subject to all the obligations of, the Issuer under the Notes, interest coupons and Fiscal Agency Agreement, with the same effect as if the Successor Corporation had been named as the Issuer therein and herein and the Issuer shall be released from its liability as obligor under the Notes, interest coupons and Fiscal Agency Agreement.

     9.   Replacement, Exchange and Transfer of Notes
          -------------------------------------------

          (a) In case any Note or interest coupon shall become mutilated, defaced or be apparently destroyed, lost or stolen, the Issuer in its discretion may execute, and, upon the request of the Issuer, the Fiscal Agent shall authenticate and deliver, a new Note (with, in the case of a Bearer Note, appropriate interest coupons attached) bearing a serial number not contemporaneously outstanding upon receipt by the Fiscal Agent of, and in exchange and substitution for, the mutilated or defaced Note or the Note to which the mutilated or defaced interest coupon was attached, or in lieu of and in substitution for the apparently destroyed, lost or stolen Note or the Note to which the apparently destroyed, lost or stolen interest coupon was attached. In every case of destruction, loss or theft, the applicant for a substitute Note shall furnish to the Issuer and to the Fiscal Agent such security or indemnity as may be required by them to indemnify and defend and to save each of them and any agent of the Issuer or the Fiscal Agent harmless, and evidence to their satisfaction of the apparent destruction, loss or theft of such Note or interest coupon and of the ownership thereof. Upon the issuance of any substitute Note, the Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Fiscal Agent) connected therewith.

          (b) Upon the terms and subject to the conditions set forth in the Fiscal Agency Agreement, and subject to paragraph 9(e) hereof, a Bearer Note or Notes may be exchanged for a Registered Note or Notes of equal aggregate principal amount in such authorized denominations as may be requested by the Holder by surrender of such Bearer Note or Notes and all unmatured interest coupons (if any) appertaining thereto to the office of the Registrar, or to the office of any other Transfer Agent that may be appointed by the Issuer, together with a written request for the exchange. Registered Notes, including Registered Notes received in exchange for Bearer Notes, may not be exchanged for Bearer Notes. Upon the terms and subject to the conditions set forth in the Fiscal Agency Agreement, and subject to paragraph 9(e) hereof, a Registered Note or Registered Notes may be exchanged for a Registered Note or Registered Notes of equal aggregate principal amount, but in such different authorized denominations as may be requested by the Holder by surrender of such Note or Notes to the office of the Registrar, or to the office of any other Transfer Agent that may be appointed by the Issuer, together with a written request for the exchange.

          (c) Upon the terms and subject to the conditions set forth in the Fiscal Agency Agreement, and subject to paragraph 9(e) hereof, a Registered Note may be transferred in whole or in part (in the amount of U.S. $1,000 (or U.S. $250,000 in the case of Restricted Notes) or an integral multiple of U.S. $1,000 in excess thereof) by the Holder or Holders surrendering the Registered Note for registration of transfer at the office of the Registrar or at the office of any Transfer Agent, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Registrar or any such Transfer Agent, as the case may be, duly executed by, the Holder or Holders thereof or his or their attorney or attorneys duly authorized in writing; provided, however, that registration of transfer of Restricted Notes shall be
- --------  -------
subject to the restrictions on transfers set forth in Section 5 of the Fiscal Agency Agreement and in the legend on the face of such Notes).

          (d) No service charge shall be made for any exchange or registration of transfer of Notes (except for the expenses of delivery by other than regular mail), but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto other than in the case of exchanges made upon redemption or conversion of a Note in part not involving any transfer.

          (e) Neither the Registrar nor any Transfer Agent shall be required to register the transfer of or exchange any Notes for a period of 15 days preceding any date for the selection of Notes to be redeemed, except in connection with a conversion of Notes as contemplated by paragraph 6, or to register the transfer of or exchange any Note called or being called for redemption except, in the case of a Note to be redeemed or converted in part, the portion thereof not to be so redeemed or converted; provided, however, in the event that the Notes have
                             --------  -------
been called for redemption, a Bearer Note may be exchanged for a Registered Note which is simultaneously surrendered to the Registrar or any Transfer Agent making such exchange with written instruction for payment consistent with the provisions of the Notes, interest coupons and Fiscal Agency Agreement.

     10.  Modifications and Amendment; Noteholders' Meetings
          --------------------------------------------------

          (a) The Fiscal Agency Agreement and the Notes and interest coupons may be modified or amended by the parties to the Fiscal Agency Agreement, without the consent of the Holder of any Note or interest coupon, for the purpose of (i) adding to the covenants of the Issuer for the benefit of the Holders of Notes or interest coupons or surrendering any right or power conferred upon the Issuer; (ii) providing for the payment of principal and interest in respect of Bearer Notes in the United States under the circumstances described on the face hereof or providing for the conversion of Bearer Notes in the United States under the circumstances described in paragraph 6 hereof; (iii) effecting any succession or assumption as described under paragraph 8(a) hereof;
(iv) providing for the conversion rights of the Holders of the Notes pursuant to
Section 14(f) of the Fiscal Agency Agreement; or (v) curing any ambiguity or correcting or supplementing any defective provision contained in the Fiscal Agency Agreement or the Notes or interest coupons or making any other amendments or modifications which the Issuer and the Fiscal Agent may deem necessary or desirable and which, in any such case, will not adversely affect the interests of the Holders of the Notes or interest coupons in any material respect, to all of which each Holder of any Note or interest coupon shall, by acceptance thereof, be deemed to consent.

          (b) Modifications and amendments to the Fiscal Agency Agreement and to the Notes and interest coupons may be made, and future compliance therewith or past defaults thereunder by the Issuer may be waived, with the written consent of the Holders of at least a majority in aggregate principal amount of the Notes at the time outstanding, or of such percentage stated in paragraph 10(c) hereof as may act at a meeting of Holders of the Notes held in accordance with the provisions of the Fiscal Agency Agreement; provided, however, that no
                                                    --------  -------
such modification, amendment or waiver may, without the written consent or the affirmative vote of the Holder of each Note affected thereby, (i) change the stated maturity of the principal of, or the due date for any installment of interest on, any such Note; (ii) reduce the principal amount of, or interest on, any such Note or reduce the amount payable on any such Note in the event of redemption or default; (iii) change the obligation of the Issuer to pay Additional Amounts in respect of such Note; (iv) change the currency of payment of principal of or interest on any such Note; (v) impair the right to institute suit for the enforcement of any such payment on or with respect to any such Note; (vi) modify the obligations of the Issuer to maintain the Registrar, a Paying Agent, a Transfer Agent and a Conversion Agent in The City of New York and Europe, and a Corporate Trust Office of the Fiscal Agent in The City of New York, in accordance with paragraph 3(c) hereof; (vii) except as otherwise permitted or contemplated the provisions of the Notes concerning the merger, consolidation or sale of all or substantially all of the assets of the Issuer, adversely affect the right to convert the Notes into Common Stock on the terms set forth herein and in the Fiscal Agency Agreement; (viii) modify the subordination provisions of the Notes in a manner adverse to the Holders of the Notes; or (ix) reduce the above-stated percentage of aggregate principal amount of the Notes outstanding necessary to modify or amend the Fiscal Agency Agreement or the Notes or interest coupons or to waive any future compliance or past default, or reduce the quorum requirements or the percentage of votes required for the adoption of any action at a Holder's meeting, or reduce the percentage in aggregate principal amount of the Notes necessary to rescind and annul a declaration of acceleration pursuant to paragraph 7. Any modifications, amendments or waivers to the Fiscal Agency Agreement or to the Notes or interest coupons will be conclusive and binding on all Holders of the Notes and on all Holders of interest coupons, whether or not they have given such consent or were present at such meeting, and on all future Holders of Notes and interest coupons, whether or not notation of such modifications, amendments or waivers is made upon the Notes or interest coupons. Any instrument given by or on behalf of any Holder of a Note in connection with any consent to any such modification, amendment or waiver will be irrevocable once given and will be conclusive and binding on all subsequent Holders of such Note and any interest coupons appertaining thereto.

               (c) At a meeting of the Holders of the Notes for the purpose of approving a modification or amendment to, or obtaining a waiver of, any covenant or condition set forth in the Fiscal Agency Agreement or the Notes or coupons, persons entitled to vote a majority in aggregate principal amount of the Notes at the time outstanding shall constitute a quorum. In the absence of a quorum at any such meeting, the meeting may be adjourned for a period of not less than 10 days; in the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days; at the reconvening of any meeting further adjourned for lack of a quorum, the persons entitled to vote 25% in aggregate principal amount of the Notes at the time outstanding shall constitute a quorum for the taking of any action set forth in the notice of the original meeting. At a meeting or an adjourned meeting duly convened and at which a quorum is present as aforesaid, any resolution to modify or amend, or to waive compliance with, any of the covenants or conditions referred to above shall be effectively passed and decided if passed and decided by the person entitled to vote a majority in aggregate principal amount or, if the quorum for such meeting represents less than a majority in aggregate principal amount of the Notes at the time outstanding, 66-2/3% in aggregate principal amount of the Notes represented and voting at the meeting.

          11.  Non-Business Days; Calculation of Interest
               ------------------------------------------

               (a) In any case where the date of maturity of the principal of or interest on the Notes or the Redemption Date of any Notes shall not be, in the place where a Note or interest coupon is presented for payment, a Business Day, then payment of principal or interest need not be made on such date at such place but may be made on the next succeeding Business Day following such date at such place of payment, with the same force and effect as if made on the date of maturity or the Redemption Date, and no interest shall accrue for the period from and after the date of maturity or the Redemption Date, as the case may be. Except as otherwise provided in the Fiscal Agency Agreement, the term "Business Day," with respect to any place of payment, place of conversion or any other place, as the case may be, shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in The City of New York or that place of payment, place of conversion or other place, as the case may be, are authorized or obligated by law or executive order to close.

               (b) Interest in respect of any period of less than one year shall be calculated on the basis of a 360-day year of twelve thirty-day months and, in the case of an incomplete month, the number of days elapsed in such incomplete month.

          12.  Fiscal Agent.  Anything herein or in the Fiscal Agency Agreement
               ------------
to the contrary notwithstanding, in acting under the Fiscal Agency Agreement and in connection with the Notes and interest coupons, the Fiscal Agent and each other agent of the Issuer under the Fiscal Agency Agreement is acting solely as agent of the Issuer and does not assume any obligation towards or relationship of agency or trust for or with the owner or Holder of this Note or any interest coupon appertaining hereto or the holder of any Senior Indebtedness, except that all funds held by the Fiscal Agent or any other Paying Agent of the Issuer for payment of principal of or interest on this Note shall, subject to paragraph 3(d), be held in trust by it and applied, as set forth herein and in the Fiscal Agency Agreement, but need not be segregated from other funds held by it, except as required by law. Without limitation to the foregoing, (i) any requirement that any agreement, opinion of counsel or other document be satisfactory to the Fiscal Agent shall not create any relationship of trust for or with any of the owners or Holders of the Notes or coupons, and (ii) any provision to the effect that the Fiscal Agent may give notice of default or acceleration of the Notes shall neither create any relationship or trust for or with any of the owners or Holders of Notes or coupons or require that the Fiscal Agent give any such notice except at the direction of the Holders of the requisite percentage in principal amount of the Notes.

     13.  Notices.  All notices to the Holders of Bearer Notes will be published
          -------
in an Authorized Newspaper in New York City and in London and, so long as the Notes are listed by the Issuer on the Luxembourg Stock Exchange and such Exchange shall so require, in Luxembourg or, if publication in either London or Luxembourg is not practicable, elsewhere in Europe. Notices will be mailed to Holders of Registered Notes at their addresses as they appear in the Note Register. Notices shall be deemed to have been given on the date of publication or mailing as aforesaid or, if published on different dates, on the date of the first such Publication.

     14.  Governing Law.  This Note and the interest coupons appertaining
          -------------
hereto, if any, shall be construed in accordance with and governed by the laws of the State of California.

     15.  Warranty of the Issuer.  Subject to due authentication of this Note by
          ----------------------
the Fiscal Agent, the Issuer hereby certifies and warrants that all acts, conditions and things required to be done and performed and to have happened precedent to the creation and issuance of this Note and any appurtenant interest coupons, and to constitute the same legal, valid and binding obligations of the Issuer enforceable in accordance with their terms, have been done and performed and have happened in due and strict compliance with all applicable laws.

     16.  Capitalized Terms.  Capitalized terms used in these Terms and
          -----------------
Conditions which are defined on the face of this Note shall have the respective meanings ascribed thereto on the face of this Note. Capitalized terms used in these Terms and Conditions or on the face of this Note and not defined herein or therein shall have the respective meanings ascribed thereto in the Fiscal Agency Agreement.

     17.  Required Certification.  Anything herein to the contrary
          ----------------------
notwithstanding, payment of principal upon redemption of this Note, delivery of Common Stock upon conversion of this Note and payment of cash, if any, in lieu of fractional shares upon conversion of this Note will be made, in each case, only upon delivery to a Paying Agent or Conversion Agent, as the case may be, by the Holder of this Note of a written certification in the form required by
Section 7(e) or 14(1) of the Fiscal Agency Agreement, as the case may be; provided that no such certification shall be required if delivery thereof shall have been waived by the Issuer or if the Issuer shall have failed to comply with its obligations under Section 7(e) or 14(1), as the case may be, of the Fiscal Agency Agreement.

     18.  Descriptive Headings.  The descriptive headings appearing in these
          --------------------
Terms and Conditions are for convenience of reference only and shall not alter, limit or define the provisions hereof.

                                   REGISTRAR
                                 Chemical Bank
                             450 West 33rd Street
                           New York, New York 10001


                    PAYING, TRANSFER AND CONVERSION AGENTS


    Chemical Bank                Banque Internationale          Chemical Bank
  450 West 33rd Street              a Luxembourg S.A.          125 London Wall
New York, New York 10001           2 Boulevard Royale          London EC2Y 5AJ
                                         L-2953                    England
                                       Luxembourg

- --------------------------------------------------------------------------------

                               Conversion Notice

TO HEALTH CARE PROPERTY INVESTORS, INC.

               The undersigned owner of this Note hereby irrevocably exercises the option to convert this note (or, if this Note is a Registered Note, a portion thereof which is U.S. $1,000 or a multiple thereof (below designated)) into shares of Common Stock of Health Care Property Investors, Inc. (the "Issuer") in accordance with the terms of this Note and the Fiscal Agency Agreement referred to therein, and directs that the shares issuable and deliverable upon conversion, together with any payment for fractional shares, be issued and delivered to the name indicated below (or, if this is a Registered Note and no name is indicated below, to the registered Holder hereof). If any shares issuable upon conversion are not registered in the name of the undersigned (if this Note is a Bearer Note) or in the name of the registered Holder of this Note (if this Note is a Registered Note), the undersigned must deliver a certification to the effect provided in clause (A) of the succeeding paragraph executed by the person in whose name such shares will be registered.

               The undersigned hereby (A) certifies that the conversion of this Note will not cause any person to beneficially own, directly or indirectly, more than 9.9% of the outstanding Common Stock of the Issuer (including shares of Common Stock issuable upon conversion of Notes held by it but excluding shares of Common Stock issuable upon conversion of Notes held by other investors); and
(B) further certifies that one or more of the following is true (check applicable box(es)): (i) [_] the beneficial owner of this Note did not acquire Notes, stock or other securities (other than Common Stock) of the Issuer (collectively, the "Applicable Securities") at any time when the market value of the Applicable Securities already beneficially owned by such owner, together with the cost of any newly acquired Applicable Securities, exceeded the market value of 5% of the outstanding Common Stock of the Issuer (or the class of interest required by any final or amended form of temporary U.S. Treasury Regulation Section 1.897-9T(b), if different); (ii) [_] the beneficial owner of this Note has not at any time beneficially owned more than 5% of the total market value of the then outstanding Notes; (iii) [_] the beneficial owner of this Note is not a United States Alien; or (iv) [_] none of the above certifications is true. For purposes of the certification in (A) above, beneficial ownership shall include actual ownership as well as constructive ownership as set forth in both Section 544 of the United States Internal Revenue (the "Code") (as modified by Code Section 856(b)(1)) and Code Section 318(a) (as modified by Code Section 856(d)(5)). For purposes of the certifications in (B) above, beneficial ownership shall include actual ownership as well as constructive ownership as set forth in Code Section 318(a) (as modified by Code
Section 897(c)(6)(C)).

               If this Note is a Restricted Note, no shares issuable upon conversion hereof may be registered in a name other than that of the registered Holder hereof unless such Holder shall have completed the transfer form required by, and complied with the other transfer requirements of, the Restricted Notes and the Fiscal Agency Agreement.

Dated:
                                   ___________________________________________
                                                   Signature(s)
                                   Notice:  In the case of a Registered Note,
Fill in for registration           the signature(s) on this certification must
of shares:                         correspond with the name as it appears on
                                   the face of the Note in every particular,
                                   without alteration or enlargement or any
                                   change whatsoever.
___________________________
                                   Principal amount of Registered Note to be
___________________________        converted (if less than all).  Each Bearer
                                   Note must be converted in whole.  If a
___________________________        Restricted Note is converted in part, the
(Please print name and             uncovered portion thereof must be at least
address, including zip             $250,000:
code)

___________________________        $__________________________________________
Social Security or other
Taxpayer Identification
Number (If a United States
Person)

- --------------------------------------------------------------------------------

                  [Transfer Certificate for Restricted Notes]

    In connection with any transfer of all or any portion of this Note occurring, or if any shares of Common Stock issuable upon conversion hereof are to be registered in a name other than that of the registered Holder hereof, in each case prior to the Resale Restriction Termination Date, the undersigned confirms that such Note or shares, as the case may be, are being transferred:


[_] to a person the undersigned              [_] to an institutional investor
    reasonably believes is a "qualified          which is an "accredited
    institutional buyer" as defined in           investor" within the meaning of
    Rule 144A under the Securities Act           Rule 501(a)(1), (2) (3) or (7)
    of 1933, as amended (the "1933               under the 1933 Act, that is
    Act")(a "QIB"), that is purchasing           acquiring for investment
    for its own account or for the               purposes and not for
    account of a QIB to whom notice is           distribution in violation of
    given that the transfer is being             the 1933 Act and that has
    made in reliance on Rule                     furnished to the Registrar a
    144A; or                                     signed letter containing
                                                 certain representations and
                                                 agreements (the form of which
                                                 letter can be obtained from the
                                                 Registrar); or

[_] pursuant to an offer and sale to a       [_] to the Issuer
    non-U.S. Person made outside the
    UnitedStates within the meaning
    of, and in compliance with,
    Regulation S under the 1933 Act;
    or

[_] pursuant to a registration
    statement which has been declared
    effective under the 1933 Act; or

    Unless one of the boxes above is checked, the Registrar and any Transfer Agent will refuse to register any of the Notes evidenced by this certificate, or any shares issuable upon conversion thereof, in the name of any person other than the registered Holder thereof; provided, however, that the Issuer may, in its sole discretion, permit the Registrar and any Transfer Agent to register the transfer of such Notes or shares if it has received such legal opinions as the Issuer, the Registrar or any Transfer Agent has reasonably requested to confirm that such transfer is being made pursuant to an exemption from the registration requirements of the 1933 Act.

Notice:  The signature(s) to this
certification must correspond with      _______________________________________
the name as it appears on the face of                    Signature(s)
the within Note in every particular,
without alteration or enlargement or
any change whatsoever.                  Dated:


- --------------------------------------------------------------------------------

                                   EXHIBIT I


                     Transferee Letter of Representations


Health Care Property Investors, Inc.
c/o Chemical Bank, Registrar


Dear Sirs:

  This certificate is delivered to request a transfer of $___________ aggregate principal amount of 6% Convertible Subordinated Notes due 2000 (the "Notes") of Health Care Property Investors, Inc. (the "Issuer") or ___________ shares of Common Stock of the Issuer issued upon conversion of the Notes.

  Upon transfer the Notes or Common Stock would be registered in the name of the new beneficial owners as follows:

  Name                  ________________________________________________________

  Address:                 _____________________________________________________

  Taxpayer ID Number:                   ________________________________________

  The undersigned represents and warrants to you that it is an institutional investor which is an "accredited investor" (within the meaning of subparagraph
(a)(1), (2), (3) or (7) of Rule 501 of Regulation D under the Securities Act of 1933, as amended (the "1933 Act")) that is acquiring the Notes or Common Stock, as the case may be, for investment purposes and not for distribution in violation of the 1933 Act.

                             TRANSFEREE:        ________________________________


                                      By        ________________________________
                                                Authorized Signatory

                                                                       EXHIBIT J
- ------------------------------------------------------------------------

Health Care Property
  Investors, Inc.
c/o Chemical Bank, Registrar


    In connection with any transfer of all or any portion of this Note occurring, or if any shares of Common Stock issuable upon conversion hereof are to be registered in a name other than that of the registered Holder hereof, in each case prior to the Resale Restriction Termination Date, the undersigned confirms that such Note or shares, as the case may be, are being transferred:

[_] to a person the undersigned             [_] to an institutional investor
    reasonably believes is a                    which is an "accredited
    "qualified institutional buyer" as          investor" within the meaning of
    defined in Rule 144A under the              Rule 501(a)(1), (2) (3) or (7)
    Securities Act of 1933, as amended          under the 1933 Act, that is
    (the "1933 Act")(a "QIB"), that is          acquiring for investment
    purchasing for its own account or           purposes and not for
    for the account of a QIB to whom            distribution in violation of
    notice is given that the transfer           the 1933 Act and that has
    is being made in reliance on Rule           furnished to the Registrar a
    144A; or                                    signed letter containing
                                                certain representations and
                                                agreements (the form of which
                                                letter can be obtained from the
                                                Registrar); or

[_] pursuant to an offer and sale to a      [_] to the Issuer
    non-U.S. Person made outside the
    United States within the meaning
    of, and in compliance with,
    Regulation S under the 1933 Act;
    or

[_] pursuant to a registration
    statement which has been declared
    effective under the 1933 Act; or


    Unless one of the boxes above is checked, the Registrar and any Transfer Agent will refuse to register any of the Notes evidenced by this certificate, or any shares issuable upon conversion thereof, in the name of any person other than the registered Holder thereof; provided, however, that the Issuer may, in its sole discretion, permit the Registrar and any Transfer Agent to register the transfer of such Notes or shares if it has received such legal opinions as the Issuer, the Registrar or any Transfer Agent has reasonably requested to confirm that such transfer is being made pursuant to an exemption from the registration requirements of the 1933 Act.

Notice: The signature(s) to this
certification must correspond with the    __________________________________
name as it appears on the face of the                  Signature(s)
within Note in every particular,
without alteration or enlargement or
any change whatsoever.                    Dated:

- --------------------------------------------------------------------------------

                                      J-1